Registration Nos. 333-121205
811-21682
As filed with the Securities and Exchange Commission
on April 21, 2010

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☑

Post-Effective Amendment No. 11	☑

and

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☑

Amendment No. 12	☑

BB&T VARIABLE INSURANCE FUNDS
(Exact Name of Registrant as Specified in Charter)
434 Fayetteville Street Mall, Fifth Floor, Raleigh, NC 27601
(Address of principal executive offices)
Registrant’s telephone number, including Area Code:
(800) 228-1872

E.G. Purcell, III, President
BB&T Variable Insurance Funds
434 Fayetteville Street Mall, Fifth Floor, Raleigh, NC 27601
(Name and address of agent for service)
Copies of communications to:
Alan G. Priest, Esquire
Ropes & Gray LLP
One Metro Center, 700 12th Street, N.W., Suite 900
Washington, D.C. 20005
It is proposed that this filing will become effective (check appropriate box)
☐ immediately upon filing pursuant to paragraph (b)
☑ on May 1, 2010 pursuant to paragraph (b)
☐ 60 days after filing pursuant to paragraph (a)(i)
☐ on May 1, 2010 pursuant to paragraph (a)(i)
☐ 75 days after filing pursuant to paragraph (a)(ii)
☐ on ☐ pursuant to paragraph (a)(ii)
If appropriate, check the following box:
☐	this post-effective amendment designates a new effective date for post-effective amendment No. ___filed on [date].

BB&T Select Equity VIF
(Formerly, BB&T Large Cap VIF) (QBSEFX)
BB&T Variable Insurance Funds

1-800-228-1872

The BB&T Select Equity VIF (the “Fund”) seeks capital growth, current income, or both.

The Fund sells its shares to insurance company separate accounts, so that the Fund may serve as an investment option under variable life insurance policies and variable annuity contracts issued by insurance companies. The Fund also may sell its shares to certain other investors, such as qualified pension and retirement plans, insurance companies, and BB&T Asset Management, Inc. (“BB&T Asset Management” or the “Adviser”).
THIS PROSPECTUS SHOULD BE READ IN CONJUNCTION WITH THE SEPARATE ACCOUNT’S PROSPECTUS DESCRIBING THE VARIABLE INSURANCE CONTRACT. PLEASE READ BOTH PROSPECTUSES AND RETAIN THEM FOR FUTURE REFERENCE.
THE U.S. SECURITIES AND EXCHANGE COMMISSION (“SEC”) HAS NOT APPROVED OR DISAPPROVED THE SHARES DESCRIBED IN THIS PROSPECTUS OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.
The date of this prospectus is May 1, 2010.

2	BB&T Select Equity VIF (formerly, BB&T Large Cap VIF)

BB&T Select Equity VIF (formerly, BB&T Large Cap VIF)	3

Investment Objective

The Fund seeks capital growth, current income or both.

Fee Table

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Note also that you may be charged separate account or insurance contract fees, wire fees or other transaction fees.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (load) on Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (load) (as a % of the lesser of the cost of your shares or their net asset value at the time of redemption)	None
Redemption Fee	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.74%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.50%
Acquired Fund Fees and Expenses[1]	0.01%

Total Annual Fund Operating Expenses	1.25%

[1]	To the extent that the Fund invests in other funds, Total Fund Operating Expenses will not correlate to the ratio of expenses to average net assets in the Fund’s Financial Highlights since the Financial Highlights reflect actual operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes, that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$127	$397	$686	$1,511

You would pay the following expenses if you did not redeem your shares:

1 Year	3 Years	5 Years	10 Years

$127	$397	$686	$1,511

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 137.52% of the average value of its portfolio.

Strategy, Risks and Performance

Principal Strategy

To pursue its investment objective, the Fund invests, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in the equity securities of large companies. Large companies are defined as companies with market capitalizations within the range of those companies in the S&P 500® Index at the time of purchase. As of January 11, 2010, the smallest company in the S&P 500® Index had a market capitalization of $1.21 billion. Under normal market conditions, the Fund primarily invests in domestically traded U.S. common stocks and U.S. traded equity stocks of foreign companies, and may invest in preferred stocks, warrants or debt instruments that are convertible to common stock and that are investment grade (rated at the time of purchase in one of the four highest rating categories by a nationally recognized statistical rating organization or determined by the portfolio manager to be of comparable quality). The Fund also may invest in exchange-traded funds (“ETFs”) and other registered investment companies that invest in commodity related securities, in order to provide exposure to the investment returns of commodities markets without investing directly in physical commodities, such as oil, metals, and agricultural products. The Fund may also invest in options.

In managing the Fund, the portfolio manager selects stocks that he believes are undervalued and have a favorable outlook. In choosing individual stocks, the portfolio manager uses quantitative and qualitative processes to examine the intrinsic value of a particular issuer.

The Fund may engage in securities lending.

4	BB&T Select Equity VIF (formerly, BB&T Large Cap VIF)

Principal Risks

All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank and is not insured by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. You may lose money by investing in the Fund. Below are all of the principal risks of investing in the Fund.

Market Risk
The possibility that the Fund’s stock holdings will decline in price because of a broad stock market decline. Markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to increase or decrease in response to these movements.

Investment Style Risk
The possibility that the market segment on which this Fund focuses — large cap stocks and value stocks — will underperform other kinds of investments or market averages. A value stock may decrease in price or may not increase in price as anticipated by the portfolio manager if other investors fail to recognize the company’s value or the factors that the portfolio manager believes will cause the stock price to increase do not occur.

Company-Specific Risk
The possibility that a particular stock may lose value due to factors specific to the company itself, including deterioration of its fundamental characteristics, an occurrence of adverse events at the company, or a downturn in its business prospects.

ETF Risk
When a Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses. As a result, it may be more costly to own an ETF. In addition, lack of liquidity in an ETF could result in being more volatile than the underlying portfolio securities.

The value of the Fund’s investments in ETFs that invest in commodity related securities may be affected by changes in overall market movements or factors affecting a particular industry or commodity and may fluctuate significantly over short periods for a variety of factors, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. Investments linked to the prices of commodities are considered speculative and may be more volatile than investments in more traditional securities.

Options Risk
There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing an options transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. There can be no assurance that a liquid secondary market will exist for any particular option at a particular time; as a result, it may be costly to liquidate options. There is also no assurance that a liquid market will exist for any particular option contract on an exchange. Exchanges may establish daily price fluctuation limits for options contracts and may halt trading if a contract’s price moves up or down more than the limit in a given day, making it impossible for the Fund to enter into new positions or close out existing positions. As a result, the Fund’s access to other assets held to cover the options positions could also be impaired.

Foreign Investment Risk
Foreign securities involve risks not typically associated with investing in U.S. securities. Foreign securities may be adversely affected by various factors, including currency fluctuations and social, economic or political instability. These risks are particularly pronounced for emerging markets.

Securities Lending Risk
Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults or enters into bankruptcy. In addition, the Fund bears the risk of loss in connection with its investment of the cash collateral it receives from the borrower.

For more information about these risks, please see the Fund’s prospectus or Statement of Additional Information (“SAI”).

BB&T Select Equity VIF (formerly, BB&T Large Cap VIF)	5

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year. The table shows how the Fund’s average annual returns for 1, 5 and 10 years and since the Fund’s inception compared with those of a broad measure of market performance. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. For periods prior to May 1, 2005, fund performance information appears for the BB&T Large Cap Value Fund, a series of the Variable Insurance Funds, the predecessor fund to the BB&T Select Equity VIF pursuant to a reorganization.

Annual Total Returns for years ended 12/31

2000	8.45
2001	0.16
2002	-19.64
2003	23.62
2004	13.18
2005	6.90
2006	21.28
2007	-5.87
2008	-37.43
2009	18.50

Best Quarter:	17.65%	9/30/09
Worst Quarter:	−20.48%	12/31/08

Average Annual Total Returns
as of December 31, 2009

						Since
	1 Year	5 Years		10 Years		Inception

						(6/3/97)
Fund	18.50%	−1	.98%	1.00%		2.97%
						(5/31/97)
S&P 500® Index	26.46%	0.42%		−0	.95%	3.98%
(reflects no deductions for fees or expenses)

Management

Investment Adviser
BB&T Asset Management, Inc.

Portfolio Manager
Stephen L. Morgan
Portfolio Manager
Since November 2009

Purchase and Sale of Fund Shares

Shares of the Fund are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and BB&T Asset Management. Investors do not deal directly with the Fund to purchase or redeem shares. Please refer to the separate account’s prospectus for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate account that invests in the Fund.

Tax Information

Because the shareholders of the Fund will be separate accounts, no discussion is included here as to tax consequences at the shareholder level. For information concerning federal income tax consequences to purchasers of the variable life insurance policies and variable annuity contracts, see the prospectus for the relevant variable life insurance or annuity contract.

Payments to Servicing Agents and
Other Financial Intermediaries

If you purchase the Fund through a servicing agent or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the servicing agent or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Additional Investment
Strategies and Risks

The investment objective and principal investment strategies of the Fund are summarized under its “Investment Objective” and “Strategy, Risks and Performance” sections, earlier in this prospectus. The Fund’s investment objective is not fundamental and may be changed without shareholder approval.

To comply with SEC rules regarding the use of descriptive words in a fund’s name, the Fund has adopted a policy of investing at least 80% of its net assets plus any borrowings made for investment purposes in specific types of investments or industries. The Fund’s policy is described in its summary description under the heading “Strategy, Risks and Performance.” The Fund will not change its 80% policy without providing its shareholders at least 60 days’ prior written notice. For purposes of the Fund’s 80% policy

6	BB&T Select Equity VIF (formerly, BB&T Large Cap VIF)

set forth above, the Fund will “look-through” investments in investment companies, such as iShares®, and will include such investments in its respective percentage totals.

The Fund may invest in foreign securities (including securities of issuers located in emerging markets) through the purchase of American Depository Receipts or the purchase of foreign securities on the New York Stock Exchange (“NYSE”). However, the Fund will not do so if immediately after a purchase and as a result of the purchase the total value of foreign securities owned by the Fund would exceed 25% of the value of its total assets.

Active Trading
The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance).

Temporary Defensive Measures
If deemed appropriate under the circumstances, the Fund may increase its holdings in short-term obligations to up to 100% of its total assets. The Fund may not achieve its investment objective as a result of any such temporary defensive position. Under normal market conditions, the Fund will limit its investment in short-term obligations to 20% of the Fund’s total net assets. Such short-term obligations may include money market instruments and repurchase agreements.

Additional Information About
the Fund’s Investments

The Fund generally may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies (the “3-5-10 Limitations”). Pursuant to Section 12(d)(1)(F) of the Investment Company Act of 1940 (the “1940 Act”), however, the Fund may own securities of any one investment company having an aggregate value in excess of 5% of the value of the Fund’s total assets and securities of all investment companies having an aggregate value in excess of 10% of the value of the Fund’s total assets, provided that certain other conditions are met. These investment companies may include shares of other investment companies for which the Adviser to the Fund or any of its affiliates serves as investment adviser or distributor. Pursuant to exemptive rules under the 1940 Act, the Fund may invest in shares of affiliated or unaffiliated money market funds without limit to the extent permitted by its investment strategy.

The Fund may invest in Exchange-Traded Funds (“ETFs”), such as Standard & Poor’s Depositary Receipts (“SPDRs”) and NASDAQ-100 Index Tracking Stock (“NASDAQ 100s”). ETFs represent ownership interest in long-term unit investment trusts, depositary receipts and other pooled investment vehicles that hold a portfolio of securities or that hold a portfolio of stocks designed to track the price, performance and dividend yield of an index, such as the S&P 500® Index or the NASDAQ-100 Index, or a group of stocks in a particular geographic area. Barclay’s iShares® are also ETFs and are index funds that trade like shares. ETFs entitle a holder to receive proportionate cash distributions corresponding to the dividends that accrue to the stocks in the underlying portfolio, less trust expenses. With respect to ETFs that are registered investment companies, the Fund must comply with the 3-5-10 Limitations described above, except that the Fund may invest in certain ETFs, including but not limited to iShares, in excess of the 3-5-10 Limitations in reliance on exemptive relief issued to the ETF by the SEC, provided that certain conditions are met.

The Fund may lend up to 33 1/3% of its total assets, including the assets received by the Fund as collateral for securities loaned. In return, the Fund will receive cash, other securities, and/or letters of credit as collateral.

The Fund may invest in derivatives. Derivatives are instruments whose value is derived from an underlying contract, index or security, or any combination thereof, including futures, options, (e.g., put and calls), options on futures, swap agreements, some mortgage-backed securities and custody receipts.

Investment Risks

Below is a more complete discussion of the types of risks inherent in the securities and investment techniques listed above as well as those risks discussed in “Strategy, Risks and Performance” section in the Fund’s summary section. Because of these risks, the value of the securities held by the Fund may fluctuate, as will the value of your investment in the Fund. Certain investments are more susceptible to these risks than others.

Principal Risks

Investment Style Risk
The risk that returns from a particular class or group of stocks (e.g., value, growth, small cap, large cap) will trail returns from other asset classes or the overall stock market.

Groups or asset classes of stocks tend to go through cycles of doing better — or worse — than common stocks in general. These periods can last for as long as several years. Additionally, a particular asset class or group of stocks could fall out of favor with the market, causing the Fund to underperform funds that focus on other types of stocks.

BB&T Select Equity VIF (formerly, BB&T Large Cap VIF)	7

Market Risk
The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industrial sector of the economy or the market as a whole. For fixed-income securities, market risk is largely, but not exclusively, influenced by changes in interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Finally, key information about a security or market may be inaccurate or unavailable. This is particularly relevant to investments in foreign securities.

Commodity ETF Risk
In addition to the risks described under “ETF Risk” below, the value of a Fund’s investment in ETFs that invest in commodity-related securities may be affected by changes in overall market movements or factors affecting a particular industry or commodity and may fluctuate significantly over short periods for a variety of factors, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. Investments linked to the prices of commodities are considered speculative and may be more volatile than investments in other types of securities or instruments. The commodity markets are subject to temporary distortions or other disruptions due to a variety of factors, including the lack of liquidity in the markets, the participation of speculators and government regulation and intervention.

ETF Risk
The risk associated with the risks of owning the underlying securities the ETF is designed to track. Lack of liquidity in an ETF could result in being more volatile than the underlying portfolio of securities. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses. As a result, it may be more costly to own an ETF.

Foreign Investment Risk
Risks relating to investments in foreign securities include higher transaction costs, delayed settlements, currency controls, adverse economic developments and possible foreign controls or investment. Foreign investment risk also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk. Foreign securities may also be affected by incomplete or inaccurate financial information on companies, social upheavals or political actions ranging from tax code changes to governmental collapse. These risks are more significant in emerging markets.

Securities Lending Risk
Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults or enters into bankruptcy. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

Derivatives Risk
The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Derivatives are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund’s returns. Derivatives also expose the Fund to the credit risk of the derivative counterparty. In addition, use of derivatives for non-hedging purposes increases the Fund’s potential for loss.

Investing in derivatives will result in a form of leverage. Leverage involves special risks. There is no assurance that the Fund will leverage its portfolio or, if it does, that the Fund’s leveraging strategy will be successful. The Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate any effect of the increase or decrease in the value of the Fund’s portfolio securities. The Fund cannot assure you that the use of leverage will result in a higher return on your investment, and using leverage could result in a net loss on your investment. Registered investment companies such as the Fund are limited in their ability to engage in derivative transactions and are required to identify and earmark assets to provide.

Please see the SAI for more detailed information about the Fund, its investment strategies, and its risks.

8	BB&T Select Equity VIF (formerly, BB&T Large Cap VIF)

Fund Management

Investment Adviser

BB&T Asset Management is the investment adviser for the Fund. BB&T Asset Management, located at 434 Fayetteville Street Mall, 5th Floor, Raleigh, NC 27601, is a wholly-owned subsidiary of BB&T, a financial holding company that is a North Carolina corporation, headquartered in Winston-Salem, North Carolina. Through its subsidiaries, BB&T operates more than 1,800 financial centers in the Carolinas, Virginia, West Virginia, Kentucky, Georgia, Tennessee, Maryland, Florida, Alabama, Indiana, Texas, Nevada and Washington, D.C., providing a broad range of financial services to individuals and businesses.

In addition to general commercial, mortgage and retail banking services, BB&T also provides trust, investment, and retail and wholesale insurance services. BB&T has provided investment management services through its Trust and Investment Management Division since 1912. BB&T Asset Management employs an experienced staff of professional portfolio managers and traders who use a disciplined investment process that focuses on maximization of risk-adjusted investment returns. BB&T Asset Management and its predecessors have managed common and collective investment funds for its fiduciary accounts for more than 20 years. As of December 31, 2009, BB&T Asset Management had approximately $17 billion under management.

Through its portfolio management team, BB&T Asset Management makes the day-to-day investment decisions and continuously reviews, supervises and administers the Fund’s investment programs.

Under an investment advisory agreement between the BB&T Variable Insurance Funds (the “Trust”) and BB&T Asset Management, the Fund pays BB&T Asset Management an investment advisory fee, computed daily and payable monthly, at an annual rate equal to the lesser of: (a) 0.74% of the Fund’s average daily net assets; or (b) such amount as may from time to time be agreed upon in writing by the Trust and BB&T Asset Management. For these advisory services, the Fund paid 0.50% of average net assets during the fiscal year ended December 31, 2009. The Fund’s Adviser currently limits its management fee to 0.50%. Total Annual Fund Operating Expenses, after fee waiver and expense reimbursements, excluding Acquired Fund Fees and Expenses, currently are limited to 1.00%. Any fee waiver or expense reimbursement is voluntary and may be discontinued at any time.

A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement with BB&T Asset Management is available in the Fund’s annual report to shareholders for the period ended December 31, 2009.

Portfolio Manager

Stephen L. Morgan has been primarily responsible for the management of the Fund since November 2009. Mr. Morgan has been with BB&T Asset Management and its predecessors since 1999 as a Portfolio Manager. Mr. Morgan has over 25 years of investment experience and holds a B.S. in Finance & Accounting from American University in Washington, D.C. and an M.B.A. from Virginia Tech University.

Additional information regarding the Portfolio Manager’s compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager’s ownership of shares in the Fund is available in the SAI.

Administrator

BB&T Asset Management, Inc. (the “Administrator”), 434 Fayetteville Street Mall, 5th Floor, Raleigh, NC 27601, serves as the Fund’s administrator. The administrative services of the Administrator include providing office space, equipment and clerical personnel to the Fund and supervising custodial, auditing, valuation, bookkeeping, legal, and dividend disbursing services. PNC Global Investment Servicing (U.S.) Inc., 301 Bellevue Parkway, Wilmington, DE 19809, serves as the Fund’s sub-administrator.

The SAI has more detailed information about the Fund’s Adviser and other service providers.

Pricing of Fund Shares

The per share NAV for the Fund is determined and its shares are priced at the close of regular trading on the NYSE, normally at 4:00 p.m. Eastern time on days the NYSE is open. On any day that the bond or stock markets close early, such as days in advance of or following holidays or in the event of an emergency, the Fund reserves the right to advance the time NAV is determined and by which purchase, redemption, and exchange orders must be received on that day.

Your order for purchase, sale or exchange of shares is priced at the next NAV calculated after your order is accepted. This is what is known as the offering price.

The Fund’s securities are generally valued at current market prices. If market quotations are not readily available, or if available market quotations are determined not to be reliable, prices will be based on fair value as determined by BB&T Funds’ Pricing Committee (the “Pricing

BB&T Select Equity VIF (formerly, BB&T Large Cap VIF)	9

Committee”) pursuant to procedures established by the Trust’s Board of Trustees. For further information regarding the methods used in valuing the Fund’s investments, please see “Fair Value Pricing Policies.”

Fair Value Pricing Policies

The Fund will fair value price its securities when market quotations are not readily available or if available market quotations are determined not to be reliable. Generally, this would include securities for which trading has been halted, securities whose value has been materially affected by the occurrence of a significant event (as defined below), securities whose price has become stale (i.e., the market price has remained unchanged for five business days), and other securities where a market price is not available from either a national pricing service or a broker. In these situations, the Pricing Committee will employ certain Board-approved methodologies to determine a fair value for the securities. Fair valuations will be reviewed by the Board of Trustees on a quarterly basis. Fair value pricing may result in a different determination of the Fund’s NAV price than other valuation methods.

A “significant event” is one that occurred prior to the Fund’s valuation time, is not reflected in the most recent market price of a security, and materially affects the value of a security. Generally, such “significant events” relate to developments in foreign securities that occur after the close of trading in their respective markets. The Fund’s accounting agent may obtain fair value prices of foreign securities through utilization of a Fair Value Pricing Service previously approved by the Board where a movement in the U.S. equities market is sufficiently large to constitute a trigger established by the Pricing Committee.

Purchasing and
Redeeming Shares

Shares of the Fund are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and BB&T Asset Management. Investors do not deal directly with the Fund to purchase or redeem shares. Please refer to the separate account’s prospectus for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate account that invests in the Fund.

Shares of the Fund are purchased or redeemed at the NAV based on the next determination after receipt and acceptance by the Fund (or an agent) of a purchase order or receipt of a redemption request. The Fund reserves the right to reject or refuse, in its discretion, any order for the purchase of the Fund’s shares, in whole or in part. Transactions in shares of the Fund will be effected only on a business day of the Fund.

Payment for shares redeemed normally will be made within seven days. The Fund intends to pay cash for all shares redeemed, but under abnormal conditions, such as a very large redemption that could affect Fund operations, payment may be made wholly or partly in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it calculates its NAV. A shareholder may incur brokerage costs in converting such securities to cash. Payment for shares may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining investors.

The Trust currently does not foresee any disadvantages to investors if the Fund served as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which the Fund served as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the Fund might be required to redeem the investment of one or more of its separate accounts from the Fund, which might force the Fund to sell securities at disadvantageous prices.

The Fund reserves the right to discontinue offering shares at any time, or to cease investment operations entirely.

Shareholder Servicing Arrangements —
Revenue Sharing

The Adviser and/or its affiliates may pay out of their own assets compensation to financial institutions, including insurance companies, and other persons for distribution and/or servicing of the Fund’s shares. These additional cash incentives, sometimes referred to as “revenue sharing arrangements,” are payments over and above the service fees paid by the Fund, which are described below. These payments, which may be different for different financial institutions, will not change the price an investor will pay for Fund shares or the amount that the Fund will receive for the sale of Fund shares.

10	BB&T Select Equity VIF (formerly, BB&T Large Cap VIF)

Servicing Agents

The Trust has adopted a plan under which up to 0.25% of the Fund’s average daily net assets may be expended for support services to investors, such as establishing and maintaining accounts and records, providing account information, arranging for bank wires, responding to routine inquiries, forwarding investor communications, assisting in the processing of purchase and redemption requests, and assisting investors in changing account designations and addresses. For expenses incurred and services provided, a financial institution (or its affiliate) providing these services (“Servicing Agent”) may receive a fee from the Fund, computed daily and paid monthly, at an annual rate of up to 0.25% of the average daily net assets of the Fund allocable to variable insurance contracts owned by customers of the Servicing Agent. A Servicing Agent may periodically waive all or a portion of its servicing fees with respect to the Fund but is under no obligation to do so.

Market Timing/Short-Term Trading

Excessive short-term trading or other abusive trading practices may disrupt portfolio management strategies and hurt Fund performance. Such practices may dilute the value of Fund shares, interfere with the efficient management of the Fund’s investments, and increase brokerage and administrative costs. To prevent disruption in the management of the Fund due to market timing strategies, we have adopted certain policies and procedures. We reserve the right to close any account or limit exchange activity for any account in which we have identified a pattern of excessive or abusive trading. We cannot guarantee that we will detect every market timer due to the limitations inherent in our technological systems; as a result, some shareholders may be able to market time while others bear the effect of market timing activity. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Fund with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers are not known by the Fund. While the Fund seeks to monitor the omnibus accounts for market timing activities and may restrict purchases or exchanges of Fund shares held in such omnibus accounts pursuant to Rule 22c-2 shareholder information agreements between the Fund and the financial intermediaries holding such omnibus accounts, the netting effect limits the Fund’s ability to locate and eliminate individual market timers. In addition to the Fund’s frequent trading policies, the Fund may permit financial intermediaries to utilize their own policies and procedures to identify market timers holding Fund shares through omnibus accounts. These policies and procedures may be different than those utilized by the Funds.

We will apply our policies and procedures consistently to all Fund shareholders, except with respect to trades that occur through omnibus accounts at financial intermediaries as described above. We reserve the right to modify our policies and procedures at any time without prior notice as we deem in our sole discretion to be in the best interests of Fund shareholders, or to comply with state or federal legal requirements.

Dividends and Distributions

All dividends and distributions will be automatically reinvested unless you request otherwise. There are no sales charges for reinvested distributions. Income dividends for the Fund are declared and paid quarterly to the extent they exceed a de minimis amount set by the Board of Trustees.

Distributions are made on a per share basis regardless of how long you’ve owned your shares. Therefore, if you invest shortly before the distribution date, some of your investment will be returned to you in the form of a distribution.

Taxation

The following discussion is a summary of some important U.S. federal tax considerations generally applicable to an investment in the Fund. Please consult your tax adviser regarding your specific questions about federal, state, local or other tax laws applicable to you. The Fund intends to elect and to qualify to be taxed as a “regulated investment company” under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If the Fund qualifies as a “regulated investment company” and complies with the appropriate provisions of the Code, the Fund will not be liable for federal income tax on income it distributes in a timely manner to its shareholders.

An insurance company separate account that funds variable life insurance contracts can “look through” a qualifying regulated investment company to determine its own diversification. Consequently, the Fund intends to diversify its investments in a manner intended to comply with tax requirements applicable to regulated investment companies generally and those specific to regulated investment companies that fund variable contracts in particular. The Fund will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any

BB&T Select Equity VIF (formerly, BB&T Large Cap VIF)	11

four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. government agency or instrumentality is treated as a separate issuer.

If the Fund fails to meet these diversification requirements or otherwise fails to qualify as a regulated investment company, income with respect to variable insurance contracts invested in the Fund at any time during the calendar quarter in which the failure occurred could become currently taxable to the owners of the contracts. Similarly, income for prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax consequences could also ensue.

In addition, if holders of variable life insurance or variable annuity contracts were to be treated as having an impermissible level of control of the investments underlying their contracts, the advantageous tax treatment provided to insurance company separate accounts under the Code would no longer be available. Please see the SAI for further discussion.

Because the shareholders of the Fund will be separate accounts, no discussion is included here as to tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of the variable life insurance policies and variable annuity contracts, see the prospectus for the relevant variable insurance or annuity contract. See the SAI for more information on taxes.

The discussion above is based on the assumption that the shares of the Fund will be respected as owned by the insurance company separate accounts. If this is not the case, the person(s) determined to own the shares will be currently taxed on Fund distributions and redemption proceeds.

Disclosure of Portfolio Holdings

Information regarding the Fund’s policies and procedures regarding the disclosure of portfolio holdings is contained in the Fund’s SAI.

12	BB&T Select Equity VIF (formerly, BB&T Large Cap VIF)

Financial Highlights

The following table is included to assist investors in evaluating the financial performance of the Fund during the five-year period ended December 31, 2009. Certain information reflects financial results of a single share. “Total Return” represents how much an investment in the Fund would have earned (or lost) during each year. This information has been audited by KPMG LLP, independent registered public accounting firm of the Fund. The information does not reflect charges and fees associated with a separate account that invests in the Fund or any insurance contract for which the Fund is an investment option. This report, along with the Fund’s financial statements, is incorporated by reference in the SAI, which is available upon request.

	Year Ended December 31,
	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Year	$6.49	$13.69	$16.75	$14.00	$13.35

Investment Activities:
Net investment income (loss)	0.07 (a)	0.16 (a)	0.23	0.27	0.26
Net realized/unrealized gains (losses) on investments	1.12	(4.63)	(1.08)	2.68	0.65

Total from Investment Activities	1.19	(4.47)	(0.85)	2.95	0.91

Distributions:
Net investment income	(0.07)	(0.16)	(0.31)	(0.20)	(0.26)
Net realized gains on investments	—	(2.57)	(1.90)	—	—

Total Distributions	(0.07)	(2.73)	(2.21)	(0.20)	(0.26)

Net Asset Value, End of Year	$7.61	$6.49	$13.69	$16.75	$14.00

Total Return*	18.50%	(37.43)%	(5.87)%	21.28%	6.90%
Ratios/Supplemental Data:
Net assets, End of Year (000)	$32,124	$35,978	$87,171	$93,143	$113,648
Ratio of net expenses to average net assets	1.00%	0.81%	0.77%	0.77%	0.79%
Ratio of net investment income (loss) to average net assets	1.01%	1.52%	1.50%	1.72%	1.95%
Ratio of expenses to average net assets**	1.24%	1.16%	1.08%	1.01%	1.05%
Portfolio turnover rate	137.52%	49.73%	52.81%	45.76%	21.76%

*	Total return ratios assume reinvestment of distributions at a net asset value. Total return ratios do not reflect charges pursuant to the terms of the insurance contracts funded by separate accounts that invest in the Fund’s shares.

**	During the period certain fees were reduced. If such reductions had not occurred, the ratios would have been as indicated.

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

For more information about the Fund, the following documents are available free upon request:

Annual/Semi-Annual Reports (Reports):

Annual and semi-annual reports to shareholders contain additional information on the Fund’s investments. In the annual report, an investor will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI):

The SAI provides more detailed information about the Fund, including its operations and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.

An investor can get free copies of the Reports and the SAI, or request other information and discuss any questions about the Fund, by contacting a broker or bank that sells an insurance contract that offers the Fund as an investment option. The Fund does not maintain a Web site. However, you may obtain free copies of the Reports and the SAI by contacting us at:

BB&T Variable Insurance Funds
P.O. Box 9762
Providence, RI 02940-9762
Telephone: 1-800-228-1872

Investors can review and copy the SAI and other information about the Fund at the Public Reference Room of the SEC. Investors may call 1-202-551-8090 for more information about the Public Reference Room. Investors can get text-only copies of information about the Fund:

•	For a fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102 or by electronic request at publicinfo@sec.gov.

•	Free from the EDGAR database on the SEC’s Web site at http://www.sec.gov.

Investment Company Act file no.  811-21682.

BB&T Capital Manager Equity VIF (QBCMEX)
BB&T Variable Insurance Funds
1-800-228-1872

The BB&T Capital Manager Equity VIF (the “Fund”) seeks capital appreciation.

The Fund sells its shares to insurance company separate accounts, so that the Fund may serve as an investment option under variable life insurance policies and variable annuity contracts issued by insurance companies. The Fund also may sell its shares to certain other investors, such as qualified pension and retirement plans, insurance companies, and BB&T Asset Management, Inc. (“BB&T Asset Management” or the “Adviser”).
THIS PROSPECTUS SHOULD BE READ IN CONJUNCTION WITH THE SEPARATE ACCOUNT’S PROSPECTUS DESCRIBING THE VARIABLE INSURANCE CONTRACT. PLEASE READ BOTH PROSPECTUSES AND RETAIN THEM FOR FUTURE REFERENCE.

THE U.S. SECURITIES AND EXCHANGE COMMISSION (“SEC”) HAS NOT APPROVED OR DISAPPROVED THE SHARES DESCRIBED IN THIS PROSPECTUS OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.

The date of this prospectus is May 1, 2010.

2	BB&T Capital Manager Equity VIF

BB&T Capital Manager Equity VIF	3

Investment Objective

The Fund seeks capital appreciation.

Fee Table
The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Note also that you may be charged separate account or insurance contract fees, wire fees or other transaction fees.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (load) on Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (load) (as a % of the lesser of the cost of your shares or their net asset value at the time of redemption)	None
Redemption Fee	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.25%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.41%
Acquired Fund Fees and Expenses[1]	0.71%

Total Annual Fund Operating Expenses	1.37%

[1]	To the extent that the Fund invests in other funds, Total Fund Operating Expenses will not correlate to the ratio of expenses to average net assets in the Fund’s Financial Highlights since the Financial Highlights reflect actual operating expenses of the Fund and do not include Acquired Fund Fees and Expenses

Example
This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes, that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$139	$434	$750	$1,646

You would pay the following expenses if you did not redeem your shares:

1 Year	3 Years	5 Years	10 Years

$139	$434	$750	$1,646

Portfolio Turnover
The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 18.04% of the average value of its portfolio.

Strategy, Risks and Performance

Principal Strategy
To pursue its investment objective, the Fund will invest, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in Underlying Funds (as defined below) that invest mainly in equity securities. Under normal market conditions, the Fund allocates its assets among (i) BB&T Funds, and (ii) other registered open-end and closed-end investment companies (including exchange-traded funds) that are not a part of the BB&T Funds group of investment companies (collectively, the “Underlying Funds”). The portfolio management team will make allocation decisions according to their outlook for the economy, financial markets and relative market valuation of the Underlying Funds. Under normal circumstances, the Fund intends to invest all of its assets in Underlying Funds to the extent consistent with the Fund’s investment objective.

The Fund will invest up to 100% of its total assets in Underlying Funds which invest mainly in equity securities and up to 10% of its total assets in Underlying Funds which invest mainly in fixed income securities (including investment grade and high yield (“junk”) bonds and floating rate securities) and money market funds. The Fund will invest in Underlying Funds which invest in securities of U.S., international and emerging market issuers.

The Fund may invest in excess of 10% of its total assets in money market funds during periods of large shareholder inflows or when the portfolio management team is rebalancing the portfolio. However, under normal market conditions, the money will be invested in the Underlying Funds in the investment ranges set forth above within three business days.

The Underlying Funds that are part of the BB&T group of investment companies are described in this Prospectus. More information is available online at www.bbtfunds.com.

4	BB&T Capital Manager Equity VIF

Principal Risks

All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank and is not insured by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. You may lose money by investing in the Fund. Below are all of the principal risks of investing in the Fund.

Investing in Mutual Funds
The Fund’s investment performance is directly related to the performance of the Underlying Funds. Before investing in the Fund, investors should assess the risks associated with the Underlying Funds and the types of investments made by those Underlying Funds. You could lose money by investing in the Fund, particularly if there is a sudden decline in the share prices of the Underlying Funds’ holdings. In addition, the Fund indirectly pays a portion of the expenses incurred by the Underlying Funds. As the Underlying Funds or the Fund’s allocations among the Underlying Funds change from time to time, or to the extent that the expense ratio of the Underlying Funds changes, the weighted average operating expenses borne by the Fund may increase or decrease.

Equity Fund Risk
The Fund invests in Underlying Funds that invest mainly in equity securities, which are subject to market risk. Stocks and other equity securities fluctuate in price, often based on factors unrelated to the issuers’ value, and such fluctuations can be pronounced. Underlying Equity Funds may also be subject to investment style risk, which is the risk that the particular market segment on which a fund focuses will underperform other kinds of investments.

Fixed Income Fund Risk
The Fund also invests in Underlying Funds that invest mainly in fixed-income securities, which are subject to interest rate and credit risk. Interest rate risk is the potential for a decline in bond prices due to rising interest rates. Credit risk is the possibility that the issuer of a fixed-income security will fail to make timely payments of interest or principal, or that the security will have its credit rating downgraded. High-yield/high-risk (“junk”) debt securities, in which some of the Underlying Funds may invest, are securities that are rated below investment grade by the primary rating agencies. These securities are considered speculative and involve greater risk of loss than investment grade debt securities.

Foreign Investment Risk
The Fund invests in Underlying Funds that invest mainly in foreign securities, of which a substantial portion of such Underlying Fund’s total assets may be invested in emerging market securities. Foreign securities involve risks not typically associated with investing in U.S. securities. Foreign securities may be adversely affected by myriad factors, including currency fluctuations and social, economic or political instability. The risks associated with foreign investments are particularly pronounced in connection with investments in emerging markets. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation, or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative and may be highly volatile.

For more information about the Fund’s risks, please see the Fund’s prospectus or Statement of Additional Information (“SAI”).

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year. The table shows how the Fund’s average annual returns for 1 and 5 years and since the Fund’s inception compared with those of a broad measure of market performance. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future. For periods prior to May 1, 2005, fund performance information appears for the BB&T Capital Manager Equity Fund, a series of the Variable Insurance Funds and the predecessor fund to the BB&T Capital Manager Equity VIF pursuant to a reorganization.

Annual Total Returns for years ended 12/31

Best Quarter:	16.75%	6/30/09
Worst Quarter:	−21.10%	12/31/08

BB&T Capital Manager Equity VIF	5

Average Annual Total Returns as of December 31, 2009

			Since
	1 Year	5 Years	Inception

			(5/1/01)
Fund	25.24%	−0.49%	−0.10%
			(4/30/01)
S&P 500® Index	26.46%	0.42%	0.60%
(reflects no deductions for fees or expenses)

Management
Investment Adviser
BB&T Asset Management, Inc.

Portfolio Manager
Jeffrey J. Schappe, CFA
Chief Investment Officer
Since March 2005

Robert F. Millikan, CFA
Director of Fixed Income
Since September 2004

Stephen L. Morgan
Portfolio Manager
Since November 2009

Will G. Gholston, CFA
Manager of Quantitative Analysis
Since March 2006

Purchase and Sale of Fund Shares

Shares of the Fund are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts and by qualified pension and retirement plans, certain insurance companies, and BB&T Asset Management. Investors do not deal directly with the Fund to purchase or redeem shares. Please refer to the separate account’s prospectus for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate account that invests in the Fund.

Tax Information

Because the shareholders of the Fund will be separate accounts, no discussion is included here as to tax consequences at the shareholder level. For information concerning federal income tax consequences to purchasers of the variable life insurance policies and variable annuity contracts, see the prospectus for the relevant variable life insurance or annuity contracts.

Payments to Servicing Agents and Other Financial Intermediaries

If you purchase the Fund through a servicing agent or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the servicing agent or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Additional Investment
Strategies and Risks

The investment objective and principal investment strategies of the Fund are summarized under its “Investment Objective” and “Strategy, Risks and Performance” sections, earlier in this prospectus. The Fund’s investment objective is not fundamental and may be changed without shareholder approval.

To comply with SEC rules regarding the use of descriptive words in a fund’s name, the Fund has adopted a policy of investing at least 80% of its net assets plus any borrowings made for investment purposes in specific types of investments or industries. The Fund’s policy is described in its summary description under the heading “Strategy, Risks and Performance.” The Fund will not change its 80% policy without providing its shareholders at least 60 days’ prior written notice.

Active Trading.
The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance).

Temporary Defensive Measures.
If deemed appropriate under the circumstances, the Fund may increase its holdings in short-term obligations to up to 100% of its total assets. The Fund may not achieve its investment objective as a result of any such temporary defensive position.

The Fund’s net asset value will fluctuate with changes in the value of the Underlying Funds, which invest in growth and income stocks, foreign securities, debt securities, and cash and cash equivalents.

With its remaining assets, the Fund may make direct investments in government securities and short-term paper. The Fund and the Underlying Funds may also hold cash for liquidity purposes.

6	BB&T Capital Manager Equity VIF

Investment Objectives, Policies,
and Risks — Underlying Funds

Following are brief descriptions of the Underlying Funds that are part of the BB&T Funds group of investment companies in which the Fund may invest. Underlying Funds may be added or deleted as investment options at the discretion of BB&T Asset Management. The principal risks of the Underlying Funds named below are summarized in the “Investment Risks” section of this Prospectus.

BB&T Equity Funds

BB&T Equity Index Fund.  The BB&T Equity Index Fund’s investment objective is to seek investment results that correspond as closely as practicable, before fees and expenses, to the total return of the broad range of common stocks represented in the S&P 500® Index. The fund seeks this objective by investing all of its assets in a master fund, called the S&P 500® Stock Master Portfolio (“Master Portfolio”). The Master Portfolio pursues its investment objective by holding each of the stocks that make up the S&P 500® Index.

•	About the S&P 500® Index. The S&P 500® Index is an unmanaged index comprising stocks of 500 industrial, transportation, utility and financial companies, regarded as generally representative of the U.S. stock market.

BB&T Equity Index Fund is subject to the following principal risks: Market Risk, Investment Style Risk, Index Investing.

BB&T Select Equity Fund.  The BB&T Select Equity Fund’s investment objective is to seek capital growth, current income or both, primarily through investment in stocks. Under normal circumstances, the Fund will invest at least 80% of its net assets plus borrowings for investment purposes in the equity securities of large companies. Large companies are defined as companies with market capitalizations within the range of those companies in the S&P 500® Index at the time of purchase. As of January 11, 2010, the smallest company in the S&P 500® Index had a market capitalization of $1.21 billion. These securities may include domestically traded U.S. common stocks and U.S. traded equity stocks of foreign companies, and preferred stocks, warrants or debt instruments that are convertible to common stock and that are investment grade (rated at the time of purchase in one of the four highest rating categories by a nationally recognized statistical rating organization or determined by the portfolio manager to be of comparable quality). The Fund also may invest in exchange-traded funds (“ETFs”) and other registered investment companies that invest in commodity-related securities, in order to provide exposure to the investment returns of commodities markets without investing directly in physical commodities, such as oil, metals, and agricultural products. The Fund also may invest in options.

BB&T Select Equity Fund is subject to the following principal risks: Market Risk, Investment Style Risk, Company-Specific Risk, ETF Risk, Options Risk, Foreign Investment Risk, and Securities Lending Risk.

BB&T Mid Cap Value Fund.  The BB&T Mid Cap Value Fund’s investment objective is to seek long-term growth of capital by investing the Fund’s assets primarily in equity securities of companies that are considered to be undervalued. Under normal circumstances, the Fund will invest at least 80% of its net assets plus borrowings for investments purposes in the securities of middle capitalization companies. Middle capitalization companies are those companies with market capitalizations between $500 million and $20 billion at the time of purchase. These securities may include common stock, preferred stock, warrants, or debt instruments that are convertible to common stock.

BB&T Mid Cap Value Fund is subject to the following principal risks: Market Risk, Investment Style Risk, Small Company Risk, Middle Capitalization Company Risk, Company-Specific Risk, Foreign Investment Risk, and Securities Lending Risk.

BB&T Special Opportunities Equity Fund.  The BB&T Special Opportunities Equity Fund’s investment objective is to seek long-term capital appreciation. Under normal circumstances, the Fund will invest at least 80% of its net assets plus borrowings for investments purposes in equity securities. These securities may include common stock, preferred stock, American Depository Receipts (“ADRs”), warrants, or debt instruments that are convertible into common stock.

BB&T Special Opportunities Equity Fund is subject to the following principal risks: Market Risk, Investment Style Risk, Management Risk, Small Company Risk, Company-Specific Risk, Foreign Investment Risk, Counterparty Risk, Options Risk, and Securities Lending Risk.

BB&T Equity Income Fund.  The BB&T Equity Income Fund’s investment objective is to seek capital growth and current income. Under normal circumstances, the Fund will invest at least 80% of its net assets plus borrowings for investments purposes in equity securities.

BB&T Equity Income Fund is subject to the following principal risks: Market Risk, Interest Rate Risk, Credit Risk, Income Risk, Investment Style Risk, Company-Specific Risk, Foreign Investment Risk, Counterparty Risk, Options Risk, High-Yield/High-Risk Debt Securities, and Securities Lending Risk.

Sterling Capital Small Cap Value Fund.  The Sterling Capital Small Cap Value Fund’s investment objective is to

BB&T Capital Manager Equity VIF	7

seek maximum long-term total return consistent with reasonable risk to principal, by investing primarily in equity securities. Under normal circumstances, the Fund will invest at least 80% of its net assets plus borrowings in the securities of small capitalization companies. Currently, small capitalization companies are defined as companies whose market capitalization, at the time of purchase, is less than $3 billion. The Fund invests primarily in U.S. traded equity securities of small capitalization companies. The Fund may also, with respect to 20% of its assets, invest in equity securities of companies with market capitalization greater than or lower than those included in the Russell 2000® Index. As of November 30, 2009, the market capitalization range of companies in the Russell 2000® Index was approximately $20 million to $4.6 billion.

Sterling Capital Small Cap Value Fund is subject to the following principal risks: Market Risk, Investment Style Risk, Small Company Risk, Company-Specific Risk, Middle Capitalization Company Risk, Foreign Investment Risk, and Securities Lending Risk.

Each of the above Funds may invest in foreign securities through the purchase of ADRs or the purchase of foreign securities on the New York Stock Exchange (“NYSE”). However, an Underlying Fund will not do so if immediately after a purchase and as a result of the purchase the total value of foreign securities owned by the Fund would exceed 25% of the value of its total assets (or 50% of the value of its total assets for the BB&T Special Opportunities Fund and BB&T Equity Income Fund).

BB&T International Equity Fund.  The BB&T International Equity Fund’s investment objective is to seek long-term capital appreciation through investment primarily in equity securities of foreign issuers. Under normal circumstances, the Fund will invest at least 80% of its net assets plus borrowings for investment purposes in equity securities. The Fund may invest up to 10% of its total assets in equity warrants and interest rate warrants. In selecting investments for the Fund, the portfolio managers focus on securities located in at least five countries, although the Fund may at times invest in fewer than five countries. The Fund will normally invest at least 65% of its total assets in no fewer than three different countries outside the U.S. The Fund may invest up to 35% of its total assets in the securities of issuers located in emerging markets. Under normal circumstances, the Fund primarily invests in international equity securities. The Fund also may invest in ETFs to gain exposure to a portion of the U.S. or a foreign market. The Fund will also use futures, swaps, warrants, options and structured investments, which are types of derivatives, for hedging and non-hedging purposes and to remain fully invested, to maintain liquidity, or to increase total return. The Fund typically uses derivatives as a substitute for taking a position in an underlying asset and/or as part of a strategy to reduce risk, such as interest rate risk, currency risk, and price risk.

BB&T International Equity Fund is subject to the following principal risks: Market Risk, Investment Style Risk, Foreign Investment Risk, Emerging Market Risk, Middle Capitalization Company Risk, Counterparty Risk, Derivatives Risk, Securities Lending Risk, Options Risk, and ETF Risk.

BB&T Bond Funds

BB&T Short U.S. Government Fund.  The BB&T Short U.S. Government Fund’s investment objective is to seek current income consistent with the preservation of capital. Under normal circumstances, the Fund will invest at least 80% of its net assets plus borrowings for investments purposes in securities issued or guaranteed by the U.S. government or its agencies and instrumentalities. The duration range of the Fund will be from 1.0 to 3.5 years.

BB&T Short U.S. Government Fund is subject to the following principal risks: Interest Rate Risk, Income Risk, Liquidity Risk, Prepayment/Call Risk, Estimated Maturity Risk, U.S. Government Securities Risk, Credit Risk, and Securities Lending Risk.

BB&T Intermediate U.S. Government Fund.  The BB&T Intermediate U.S. Government Fund’s investment objective is to seek current income consistent with the preservation of capital. Under normal circumstances, the Fund will invest at least 80% of its net assets plus borrowings for investments purposes in bonds issued or guaranteed by the U.S. government or its agencies and instrumentalities. Bonds for this purpose will include Treasury bills (maturities of less than one year), bonds (maturities of ten years or more) and notes (maturities of one to ten years) of the U.S. government. The Fund’s dollar-weighted average maturity is expected to be more than 3 years but less than 10 years.

BB&T Intermediate U.S. Government Fund is subject to the following principal risks: Interest Rate Risk, Income Risk, Liquidity Risk, Prepayment/Call Risk, Estimated Maturity Risk, Credit Risk, U.S. Government Securities Risk, and Securities Lending Risk.

BB&T Total Return Bond Fund.  The BB&T Total Return Bond Fund’s investment objective is to seek a high level of current income and a competitive total return. The BB&T Total Return Bond Fund, under normal market conditions, will invest at least 80% of its net assets plus borrowings for investments purposes in a diversified portfolio of bonds, including: securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, corporate bonds, asset-backed securities, commercial mortgage-backed securities and convertible securities. The Fund may invest up to 25% of its total assets in bonds that are below investment grade, which are commonly referred to as “high yield” or “junk” bonds, and/or foreign and emerging market bonds.

8	BB&T Capital Manager Equity VIF

BB&T Total Return Bond Fund is subject to the following principal risks: Interest Rate Risk, Credit Risk, Income Risk, Counterparty Risk, Liquidity Risk, Estimated Maturity Risk, Prepayment/Call Risk, High-Yield/High Risk Debt Securities, U.S. Government Securities Risk, Foreign Investment Risk, Emerging Market Risk, Derivatives Risk, and Securities Lending Risk.

These Underlying Funds also may invest in other types of bonds and fixed-income instruments, short-term obligations, and the shares of other investment companies.

BB&T Money Market Funds

BB&T U.S. Treasury Money Market Fund.  The BB&T U.S. Treasury Money Market Fund’s investment objective is to seek current income with liquidity and stability of principal. The Fund invests exclusively in short-term U.S. dollar-denominated obligations issued or guaranteed by the U.S. Treasury, some of which may be subject to repurchase agreements.

BB&T U.S. Treasury Money Market Fund is subject to the following principal risks: Interest Rate Risk, U.S. Government Securities Risk, Prepayment/Call Risk, and Securities Lending Risk.

BB&T Prime Money Market Fund.  The BB&T Prime Money Market Fund’s investment objective is to seek as high a level of current interest income as is consistent with maintaining liquidity and stability of principal. The Fund invests exclusively in U.S. dollar-denominated, “high-quality” short-term debt obligations. The Fund will only purchase securities that present minimal credit risks as determined by the Adviser (or Sub-Adviser) of the Fund pursuant to guidelines approved by the Board of Trustees of BB&T Funds.

BB&T Prime Money Market Fund is subject to the following principal risks: Interest Rate Risk, Credit Risk, U.S. Government Securities Risk, Liquidity Risk, Foreign Investment Risk, Counterparty Risk, Securities Lending Risk , Sector Risks, Credit Enhancement Risk, and Risks Associated with Investing Share Proceeds.

Although these funds seek to preserve a share value equal to $1.00 per share, it is possible to lose money by investing in these Underlying Funds. These investments are not guaranteed by the FDIC or any other government agency.

Additional Information About the Underlying Funds’ Investments

Each of the Underlying Funds may lend up to 33 1/3% of its total assets, including the assets received by the Fund as collateral for securities loaned. In return, the Fund will receive cash, other securities, and/or letters of credit as collateral.

Investment Risks

Below is a more complete discussion of the types of risks inherent in the securities and investment techniques listed above as well as those risks discussed in “Strategy, Risks and Performance” section in the Fund’s summary section. Because of these risks, the value of the securities held by the Fund may fluctuate, as will the value of your investment in the Fund. Certain investments are more susceptible to these risks than others.

The following are principal risks for the Fund or one or more of the Underlying Funds. Please see the “Investment Objectives, Policies, and Risks — Underlying Funds” section above for information on which risks apply to each Underlying Fund.

Commodity ETF Risk.
In addition to the risks described under “ETF Risk” below, the value of an Underlying Fund’s investment in ETFs that invest in commodity-related securities may be affected by changes in overall market movements or factors affecting a particular industry or commodity and may fluctuate significantly over short periods for a variety of factors, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. Investments linked to the prices of commodities are considered speculative and may be more volatile than investments in other types of securities or instruments. The commodity markets are subject to temporary distortions or other disruptions due to a variety of factors, including the lack of liquidity in the markets, the participation of speculators and government regulation and intervention.

Company-Specific Risk.
The possibility that a particular stock may lose value due to factors specific to the company itself, including deterioration of its fundamental characteristics, an occurrence of adverse events at the company, or a downturn in its business prospects.

Counterparty Risk.
The possibility that a counterparty to a contract will default or otherwise become unable to honor a financial obligation. This could cause an Underlying Fund to lose the benefit of a transaction or prevent the Underlying Fund from selling or buying other securities to implement its investment strategies.

Credit Risk.
The risk that the issuer of a security, or the counterparty to a contract, will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price of a security can be adversely affected prior to actual

BB&T Capital Manager Equity VIF	9

default as its credit status deteriorates and the probability of default rises.

Credit Enhancement Risk.
The securities in which an Underlying Fund invests may be subject to credit enhancement (for example, guarantees, letters of credit or bond insurance). If the credit quality of the credit enhancement provider (for example, a bank or bond insurer) is downgraded, the rating on a security credit enhanced by such credit enhancement provider also may be downgraded. Having multiple securities credit-enhanced by the same enhancement provider will increase the adverse effects on the Underlying Fund that are likely to result from a downgrading of, or a default by, such an enhancement provider. Adverse developments in the banking or bond insurance industries also may negatively affect the Underlying Fund.

Derivatives Risk.
The possibility that an Underlying Fund will suffer a loss from its use of derivatives. The primary risk with many derivatives is that they can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative instrument. Use of derivatives for non-hedging purposes is considered a speculative practice and involves greater risks.

Emerging Markets Risk.
The risks associated with foreign investments (see “Foreign Investment Risk”) are particularly pronounced in connection with investments in emerging markets. In addition, profound social changes and business practices that depart from norms in developed countries’ economies have hindered the orderly growth of emerging economies and their markets in the past and have caused instability. High levels of debt tend to make emerging economies heavily reliant on foreign capital and vulnerable to capital flight. These countries are also more likely to experience high levels of inflation, deflation, or currency devaluation, which could also hurt their economies and securities markets. For these and other reasons, investments in emerging markets are often considered speculative.

Estimated Maturity Risk.
The possibility that an underlying security holder will exercise its right to pay principal on an obligation earlier or later than expected. This may happen when there is a rise or fall in interest rates. These events may shorten or lengthen the duration (i.e., interest rate sensitivity) and potentially reduce the value of these securities.

ETF Risk.
The risk associated with the risks of owning the underlying securities the ETF is designed to track. Lack of liquidity in an ETF could result in being more volatile than the underlying portfolio of securities. When an Underlying Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses. As a result, it may be more costly to own an ETF.

Foreign Investment Risk.
The risk associated with higher transaction costs, delayed settlements, currency controls and adverse economic developments. This also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk. Foreign securities may also be affected by incomplete or inaccurate financial information on companies, social upheavals or political actions ranging from tax code changes to governmental collapse. These risks are more significant in emerging markets.

High-Yield/High-Risk Debt Securities.
High-yield/high-risk debt securities are securities that are rated below investment grade by the primary rating agencies. These securities are considered speculative and involve greater risk of loss than investment grade debt securities.

Income Risk.
The possibility that an Underlying Fund’s income will decline due to a decrease in interest rates. Income risk is generally high for shorter-term bonds and low for longer-term bonds.

Index Investing.
The BB&T Equity Index Fund attempts to track the performance of the S&P 500® Index. Therefore, securities may be purchased, retained and sold by the BB&T Equity Index Fund at times when an actively managed fund would not do so. If the value of securities that are heavily weighted in the index changes, you can expect a greater risk of loss than would be the case if the BB&T Equity Index Fund were not fully invested in such securities. The Master Portfolio reserves the right to concentrate its investments to approximately the same extent that the S&P 500® Index concentrates in a particular industry. To the extent the Master Portfolio concentrates in a particular industry, it may be more susceptible to economic conditions and risks affecting that industry. Imperfect correlation between the Master Portfolio’s portfolio securities and those in the S&P 500® Index, Fund fees and expenses, maintenance of cash balances to meet redemption requests, rounding of prices and changes to an index and regulatory policies may cause tracking error, which is the divergence of the Master

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Portfolio’s performance from that of the BB&T Equity Index Fund’s benchmark index.

Interest Rate Risk.
The risk that debt prices overall will decline over short or even long periods due to rising interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Interest rate risk should be modest for shorter-term securities, moderate for intermediate-term securities, and high for longer-term securities. Generally, an increase in the average maturity of the Underlying Fund will make it more sensitive to interest rate risk. The market prices of securities structured as zero coupon or pay-in-kind securities are generally affected to a greater extent by interest rate changes. These securities tend to be more volatile than securities which pay interest periodically.

Investment Style Risk.
The risk that returns from a particular class or group of stocks (e.g., value, growth, small cap, large cap) will trail returns from other asset classes or the overall stock market.

Groups or asset classes of stocks tend to go through cycles of doing better — or worse — than common stocks in general. These periods can last for periods as long as several years. Additionally, a particular asset class or group of stocks could fall out of favor with the market, causing the Underlying Fund to underperform funds that focus on other types of stocks.

Liquidity Risk.
The risk that certain securities may be difficult or impossible to sell at the time and the price that would normally prevail in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Underlying Fund management or performance. This includes the risk of foregoing an investment opportunity because the assets necessary to take advantage of it are tied up in less advantageous investments.

Management Risk.
The risk that a strategy used by an Underlying Fund’s portfolio manager may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.

Market Risk.
The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industrial sector of the economy or the market as a whole. There is also the risk that the current interest rate may not accurately reflect existing market rates. For fixed-income securities, market risk is largely, but not exclusively, influenced by changes in interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Finally, key information about a security or market may be inaccurate or unavailable. This is particularly relevant to investments in foreign securities.

Middle Capitalization Company Risk.
Investments in middle capitalization companies may be riskier, more volatile and more vulnerable to economic, market and industry changes than investments in larger, more established companies. As a result, share price changes may be more sudden or erratic than the prices of other equity securities, especially over the short term.

Options Risk.
There are several risks associated with transactions in options on securities, such as exchange-listed, over-the-counter and index options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. There can be no assurance that a liquid secondary market will exist for any particular option at a particular time, especially when an Underlying Fund seeks to close out an option position; as a result, it may be costly to liquidate options. There is also no assurance that a liquid market will exist for any particular option contract at any particular time even if the contract is traded on an exchange. Exchanges may establish daily price fluctuation limits for options contracts and may halt trading if a contract’s price moves up or down more than the limit in a given day, making it impossible for an Underlying Fund to enter into new positions or close out existing positions. As a result, an Underlying Fund’s access to other assets held to cover the options positions could also be impaired. An Underlying Fund may be at risk that the counterparties entering into the option transaction will not fulfill their obligations, particularly if the Underlying Fund utilizes over-the-counter options. Because option premiums paid or received by an Underlying Fund are small in relation to the market value of the investments underlying the options, buying and selling put and call options can be more volatile than investing directly in the underlying securities.

As the writer of a covered call option, an Underlying Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but retains the risk of loss should

BB&T Capital Manager Equity VIF	11

the price of the underlying security decline. As an Underlying Fund writes covered calls over more of its portfolio, its ability to benefit from capital appreciation becomes more limited. The writer of an option has no control over the time when it may be required to fulfill its obligation, but may terminate its position by entering into an offsetting option. Once an option writer has received an exercise notice, it cannot effect an offsetting transaction in order to terminate its obligation under the option and must deliver the underlying security at the exercise price.

Pre-Payment/Call Risk.
The risk that the principal repayment of a security will occur at an unexpected time. Prepayment risk is the chance that the repayment of a mortgage will occur sooner than expected. Call risk is the possibility that, during times of declining interest rates, a bond issuer will “call” — or repay — higher yielding bonds before their stated maturity. Changes in pre-payment rates can result in greater price and yield volatility. Pre-payments and calls generally accelerate when interest rates decline. When mortgage and other obligations are pre-paid or called, an Underlying Fund may have to reinvest in securities with a lower yield. In this event, the Underlying Fund would experience a decline in income — and the potential for taxable capital gains. Further, with early prepayment, an Underlying Fund may fail to recover any premium paid, resulting in an unexpected capital loss. Prepayment/call risk is generally low for securities with a short-term maturity, moderate for securities with an intermediate-term maturity, and high for securities with a long-term maturity.

Risks Associated with Investing Share Proceeds.
On days during which there are net purchases of Underlying Fund shares, the Underlying Fund must invest the proceeds at prevailing market yields or hold cash. If the Underlying Fund holds cash, or if the yield of the securities purchases is less than that of the securities already in the portfolio, the Underlying Fund’s yield will likely decrease. Conversely, net purchases on days on which short term yields rise will cause the Underlying Fund’s yield to increase. The larger the amount that must be invested or the greater the difference between the yield of the securities purchased and the yield of the existing investments, the greater the impact will be on the yield of the Underlying Fund. In the event of significant changes in short term yields or significant net purchases, the Underlying Fund retains the discretion to close to new investments. However, the Underlying Fund is not required to close, and no assurance can be given that this will be done in any given circumstance.

Sector Risk.
The risk that an Underlying Fund comprised of securities credit enhanced by banks or companies with similar characteristics will be more susceptible to any economic, business, political, or other developments that generally affect these entities. Developments affecting banks or companies with similar characteristics might include changes in interest rates, changes in the economic cycle affecting credit losses and regulatory changes.

Securities Lending Risk.
Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults or enters into bankruptcy. This risk is increased when an Underlying Fund’s loans are concentrated with a single or limited number of borrowers. In addition, an Underlying Fund bears the risk of loss in connection with its investment of the cash collateral it receives from the borrower. To the extent that the value or return of an Underlying Fund’s investment of the cash collateral declines below the amount owed to a borrower, the Underlying Fund may incur losses that exceed the amount it earned on lending the security.

Small Company Risk.
Stocks of small-capitalization companies are more risky than stocks of larger companies and may be more vulnerable than larger companies to adverse business or economic developments. Many of these companies are young and have a limited track record. Small cap companies may also have limited product lines, markets, or financial resources. Securities of such companies may be less liquid and more volatile than securities of larger companies or the market averages in general and, therefore, may involve greater risk than investing in larger companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership, and may have only cyclical, static, or moderate growth prospects. If an Underlying Fund concentrates on small-capitalization companies, its performance may be more volatile than that of a fund that invests primarily in larger companies.

U.S. Government Securities Risk.
The risk associated with securities issued by agencies of the U.S. government such as Fannie Mae or Freddie Mac. Although U.S. Government Securities issued directly by the U.S. government are guaranteed by the U.S. Treasury, other U.S. Government Securities issued by an agency or instrumentality of the U.S. government may not be. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Please see the SAI for more detailed information about the Fund and Underlying Funds that are part of the BB&T Funds group of investment companies, including their investment strategies and risks.

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Fund Management

Investment Adviser

BB&T Asset Management is the investment adviser for the Fund. BB&T Asset Management, located at 434 Fayetteville Street Mall, 5th Floor, Raleigh, NC 27601, is a wholly-owned subsidiary of BB&T Corporation (“BB&T”), a financial holding company that is a North Carolina corporation, headquartered in Winston-Salem, North Carolina. Through its subsidiaries, BB&T operates more than 1,800 financial centers in the Carolinas, Virginia, West Virginia, Kentucky, Georgia, Tennessee, Maryland, Florida, Alabama, Indiana, Texas, Nevada and Washington, D.C., providing a broad range of financial services to individuals and businesses.

In addition to general commercial, mortgage and retail banking services, BB&T also provides trust, investment, and retail and wholesale insurance services. BB&T has provided investment management services through its Trust and Investment Management Division since 1912. BB&T Asset Management employs an experienced staff of professional portfolio managers and traders who use a disciplined investment process that focuses on maximization of risk-adjusted investment returns. BB&T Asset Management and its predecessors have managed common and collective investment funds for its fiduciary accounts for more than 20 years. As of December 31, 2009, BB&T Asset Management had approximately $17 billion under management.

Through its portfolio management team, BB&T Asset Management makes the day-to-day investment decisions and continuously reviews, supervises and administers the Fund’s investment programs.

Under an investment advisory agreement between the BB&T Variable Insurance Funds (the “Trust”) and BB&T Asset Management, the Fund pays BB&T Asset Management an investment advisory fee, computed daily and payable monthly, at an annual rate equal to the lesser of: (a) 0.25% of the Fund’s average daily net assets; or (b) such amount as may from time to time be agreed upon in writing by the Trust and BB&T Asset Management. As a shareholder of Underlying Funds, the Fund also will indirectly bear its proportionate share of any investment advisory fees and other expenses paid by the Underlying Funds. For these advisory services, the Fund paid 0.00% of average net assets during the fiscal year ended December 31, 2009, due to reimbursements made to the Fund by the Adviser. The Fund’s Adviser currently limits its management fees to 0.00%. Total Annual Fund Operating Expenses, after fee waivers and expense reimbursements, currently are limited to 1.12%. Any fee waiver or expense reimbursement is voluntary and may be discontinued.

A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement with BB&T Asset Management is available in the Fund’s annual report to shareholders for the period ended December 31, 2009.

Portfolio Managers

All decisions for the Fund are made by the BB&T Balanced Portfolio Management Team, which includes Jeffrey J. Schappe, Robert F. Millikan, Stephen L. Morgan and Will G. Gholston.

Mr. Schappe, CFA, has been a member of the team that manages the Fund since March 2005. Mr. Schappe has served as Chief Investment Officer for BB&T Asset Management since April 2004. From 2002 through April 2004, he served as Senior Vice President and Chief Investment Officer for Citizens Advisers. He joined Citizens Advisers in 2001 as Director of Research. Before working at Citizens Advisers, Schappe managed the research department at George K. Baum & Company, a regional broker-dealer and investment bank. Prior to that, he served as Vice President/Portfolio Manager and Director of Research for Conseco Capital Management.

Mr. Millikan, CFA, has been a member of the team that manages the Fund since September 2004. Mr. Millikan is a Senior Vice President and Director of Fixed Income with the Adviser. He has been with the Adviser and its predecessors since February 2000.

Mr. Morgan has been primarily responsible for the management of the Fund since November 2009. Mr. Morgan has been with BB&T Asset Management and its predecessors since 1999 as a Portfolio Manager. Mr. Morgan has over 25 years of investment experience and holds a B.S. in Finance & Accounting from American University in Washington, D.C. and an M.B.A. from Virginia Tech University.

Mr. Gholston, CFA, has been a member of the team that manages the Fund since March 2006. Mr. Gholston is Vice President and Manager of Quantitative Analysis with the Adviser. He has been with the Adviser since October 2003. Prior to joining the Adviser, he served as an Investment Performance Associate/Analyst for Cambridge Associates and UNC Management Company.

Additional information regarding the Portfolio Managers’ compensation, other accounts managed by the Portfolio Managers, and the Portfolio Managers’ ownership of shares in the Fund is available in the SAI.

Administrator

BB&T Asset Management, Inc. (the “Administrator”), 434 Fayetteville Street Mall, 5th Floor, Raleigh, NC 27601, serves as the Fund’s administrator. The administrative

BB&T Capital Manager Equity VIF	13

services of the Administrator include providing office space, equipment and clerical personnel to the Fund and supervising custodial, auditing, valuation, bookkeeping, legal, and dividend disbursing services. PNC Global Investment Servicing (U.S.) Inc., 301 Bellevue Parkway, Wilmington, DE 19809, serves as the Fund’s sub-administrator.

The SAI has more detailed information about the Fund’s Adviser and other service providers.

Pricing of Fund Shares

The per share NAV for the Fund is determined and its shares are priced at the close of regular trading on the NYSE, normally at 4:00 p.m. Eastern time on days the NYSE is open. On any day that the bond or stock markets close early, such as days in advance of or following holidays or in the event of an emergency, the Fund reserves the right to advance the time NAV is determined and by which purchase, redemption, and exchange orders must be received on that day.

Your order for purchase, sale or exchange of shares is priced at the next NAV calculated after your order is accepted. This is what is known as the offering price.

The Fund’s securities are generally valued at current market prices. If market quotations are not readily available, or if available market quotations are determined not to be reliable, prices will be based on fair value as determined by BB&T Funds’ Pricing Committee (the “Pricing Committee”) pursuant to procedures established by the Trust’s Board of Trustees. For further information regarding the methods used in valuing the Fund’s investments, please see “Fair Value Pricing Policies.”

Fair Value Pricing Policies

The Fund will fair value price its securities when market quotations are not readily available or if available market quotations are determined not to be reliable. Generally, this would include securities for which trading has been halted, securities whose value has been materially affected by the occurrence of a significant event (as defined below), securities whose price has become stale (i.e., the market price has remained unchanged for five business days), and other securities where a market price is not available from either a national pricing service or a broker. In these situations, the Pricing Committee will employ certain Board-approved methodologies to determine a fair value for the securities. Fair valuations will be reviewed by the Board of Trustees on a quarterly basis. Fair value pricing may result in a different determination of the Fund’s NAV price than other valuation methods.

A “significant event” is one that occurred prior to the Fund’s valuation time, is not reflected in the most recent market price of a security, and materially affects the value of a security. Generally, such “significant events” relate to developments in foreign securities that occur after the close of trading in their respective markets. The Fund’s accounting agent may obtain fair value prices of foreign securities through utilization of a Fair Value Pricing Service previously approved by the Board where a movement in the U.S. equities market is sufficiently large to constitute a trigger established by the Pricing Committee.

Purchasing and
Redeeming Shares

Shares of the Fund are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts and by qualified pension and retirement plans, certain insurance companies, and BB&T Asset Management. Investors do not deal directly with the Fund to purchase or redeem shares. Please refer to the separate account’s prospectus for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate account that invests in the Fund.

Shares of the Fund are purchased or redeemed at the NAV based on the next determination after receipt and acceptance by the Fund (or an agent) of a purchase order or receipt of a redemption request. The Fund reserves the right to reject or refuse, in its discretion, any order for the purchase of the Fund’s shares, in whole or in part. Transactions in shares of the Fund will be effected only on a business day of the Fund.

Payment for shares redeemed normally will be made within seven days. The Fund intends to pay cash for all shares redeemed, but under abnormal conditions, such as a very large redemption that could affect Fund operations, payment may be made wholly or partly in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it calculates its NAV. A shareholder may incur brokerage costs in converting such securities to cash. Payment for shares may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining investors.

The Trust currently does not foresee any disadvantages to investors if the Fund served as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which the Fund served as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any

14	BB&T Capital Manager Equity VIF

material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the Fund might be required to redeem the investment of one or more of its separate accounts from the Fund, which might force the Fund to sell securities at disadvantageous prices.

The Fund reserves the right to discontinue offering shares at any time, or to cease investment operations entirely.

Shareholder Servicing Arrangements — Revenue Sharing

The Adviser and/or its affiliates may pay out of their own assets compensation to financial institutions, including insurance companies, and other persons for distribution and/or servicing of the Fund’s shares. These additional cash incentives, sometimes referred to as “revenue sharing arrangements,” are payments over and above the service fees paid by the Fund, which are described below. These payments, which may be different for different financial institutions, will not change the price an investor will pay for Fund shares or the amount that the Fund will receive for the sale of Fund shares.

Servicing Agents
The Trust has adopted a plan under which up to 0.25% of the Fund’s average daily net assets may be expended for support services to investors, such as establishing and maintaining accounts and records, providing account information, arranging for bank wires, responding to routine inquiries, forwarding investor communications, assisting in the processing of purchase and redemption requests, and assisting investors in changing account designations and addresses. For expenses incurred and services provided, a financial institution (or its affiliate) providing these services (“Servicing Agent”) may receive a fee from the Fund, computed daily and paid monthly, at an annual rate of up to 0.25% of the average daily net assets of the Fund allocable to variable insurance contracts owned by customers of the Servicing Agent. A Servicing Agent may periodically waive all or a portion of its servicing fees with respect to the Fund, but is under no obligation to do so.

Market Timing/Short-Term Trading

Excessive short-term trading or other abusive trading practices may disrupt portfolio management strategies and hurt Fund performance. Such practices may dilute the value of Fund shares, interfere with the efficient management of the Fund’s investments, and increase brokerage and administrative costs. To prevent disruption in the management of the Fund due to market timing strategies, we have adopted certain policies and procedures. We reserve the right to close any account or limit exchange activity for any account in which we have identified a pattern of excessive or abusive trading. We cannot guarantee that we will detect every market timer due to the limitations inherent in our technological systems; as a result, some shareholders may be able to market time while others bear the effect of market timing activity. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Fund with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers are not known by the Fund. While the Fund seeks to monitor the omnibus accounts for market timing activities and may restrict purchases or exchanges of Fund shares held in such omnibus accounts pursuant to Rule 22c-2 shareholder information agreements between the Fund and the financial intermediaries holding such omnibus accounts, the netting effect limits the Fund’s ability to locate and eliminate individual market timers. In addition to the Fund’s frequent trading policies, the Fund may permit financial intermediaries to utilize their own policies and procedures to identify market timers holding Fund shares through omnibus accounts. These policies and procedures may be different than those utilized by the Funds.

We will apply our policies and procedures consistently to all Fund shareholders, except with respect to trades that occur through omnibus accounts at financial intermediaries as described above. We reserve the right to modify our policies and procedures at any time without prior notice as we deem in our sole discretion to be in the best interests of Fund shareholders, or to comply with state or federal legal requirements.

Dividends and Distributions

All dividends and distributions will be automatically reinvested unless you request otherwise. There are no sales charges for reinvested distributions. Income dividends for the Fund are declared and paid quarterly to the extent they exceed a de minimis amount set by the Board of Trustees.

Distributions are made on a per share basis regardless of how long you’ve owned your shares. Therefore, if you invest shortly before the distribution date, some of your investment will be returned to you in the form of a distribution.

BB&T Capital Manager Equity VIF	15

Taxation

The following discussion is a summary of some important U.S. federal tax considerations generally applicable to an investment in the Fund. Please consult your tax adviser regarding your specific questions about federal, state, local or other tax laws applicable to you. The Fund intends to elect and to qualify to be taxed as a “regulated investment company” under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If the Fund qualifies as a “regulated investment company” and complies with the appropriate provisions of the Code, the Fund will not be liable for federal income tax on income it distributes in a timely manner to its shareholders.

An insurance company separate account that funds variable life insurance contracts can “look through” a qualifying regulated investment company to determine its own diversification. Consequently, the Fund intends to diversify its investments in a manner intended to comply with tax requirements applicable to regulated investment companies generally and those specific to regulated investment companies that fund variable contracts in particular. The Fund will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. government agency or instrumentality is treated as a separate issuer.

If the Fund fails to meet these diversification requirements or otherwise fails to qualify as a regulated investment company, income with respect to variable insurance contracts invested in the Fund at any time during the calendar quarter in which the failure occurred could become currently taxable to the owners of the contracts. Similarly, income for prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax consequences could also ensue.

In addition, if holders of variable life insurance or variable annuity contracts were to be treated as having an impermissible level of control of the investments underlying their contracts, the advantageous tax treatment provided to insurance company separate accounts under the Code would no longer be available. Please see the SAI for further discussion.

Because the shareholders of the Fund will be separate accounts, no discussion is included here as to tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of the variable life insurance policies and variable annuity contracts, see the prospectus for the relevant variable insurance or annuity contract. See the SAI for more information on taxes.

The discussion above is based on the assumption that the shares of the Fund will be respected as owned by the insurance company separate accounts. If this is not the case, the person(s) determined to own the shares will be currently taxed on Fund distributions and redemption proceeds.

Disclosure of Portfolio Holdings

Information regarding the Fund’s policies and procedures regarding the disclosure of portfolio holdings is contained in the Fund’s SAI.

16	BB&T Capital Manager Equity VIF

Financial Highlights

The following table is included to assist investors in evaluating the financial performance of the Fund during the five-year period ended December 31, 2009. Certain information reflects financial results of a single share. “Total Return” represents how much an investment in the Fund would have earned (or lost) during each year. This information has been audited by KPMG LLP, independent registered public accounting firm of the Fund. The information does not reflect charges and fees associated with a separate account that invests in the Fund or any insurance contract for which the Fund is an investment option. This report, along with the Fund’s financial statements, is incorporated by reference in the SAI, which is available upon request.

	Year Ended December 31,
	2009***	2008***	2007***	2006***	2005***

Net Asset Value, Beginning of Year	$4.75	$10.33	$11.65	$10.51	$9.99

Investment Activities:
Net investment income (loss)	0.06 (a)	0.09 (a)	0.25	0.16	0.17
Net realized/unrealized gains (losses) on investments	1.14	(3.50)	— (b)	1.45	0.50

Total from investment activities	1.20	(3.41)	0.25	1.61	0.67

Distributions:
Net investment income	(0.05)	(0.10)	(0.30)	(0.12)	(0.15)
Net realized gains on investments	—	(2.07)	(1.27)	(0.35)	—

Total Distributions	(0.05)	(2.17)	(1.57)	(0.47)	(0.15)

Net Asset Value, End of Year	$5.90	$4.75	$10.33	$11.65	$10.51

Total Return*	25.24%	(38.22)%	1.98%	15.82%	6.77%
Ratios/Supplemental Data:
Net assets, End of Year (000)	$7,947	$8,528	$18,495	$18,222	$28,722
Ratio of net expenses to average net assets	0.41%	0.31%	0.18%	0.17%	0.26%
Ratio of net investment income (loss) to average net assets	1.21%	1.15%	2.27%	1.15%	1.68%
Ratio of expenses to average net assets**	0.66%	0.59%	0.51%	0.54%	0.55%
Portfolio turnover rate	18.04%	61.04%	40.70%	20.55%	3.24%

*	Total return ratios assume reinvestment of distributions at a net asset value. Total return ratios do not reflect charges pursuant to the terms of the insurance contracts funded by separate accounts that invest in the Fund’s shares.

**	During the period certain fees were reduced. If such reductions had not occurred, the ratios would have been as indicated.

***	The expense ratios exclude the impact of fees/expenses paid by each underlying fund.

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

(b)	Amount is less than $0.005.

For more information about the Fund, the following documents are available free upon request:

Annual/Semi-Annual Reports (Reports):

Annual and semi-annual reports to shareholders contain additional information on the Fund’s investments. In the annual report, an investor will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI):

The SAI provides more detailed information about the Fund, including its operations and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.

An investor can get free copies of the Reports and the SAI, or request other information and discuss any questions about the Fund, by contacting a broker or bank that sells an insurance contract that offers the Fund as an investment option. The Fund does not maintain a Web site. However, you may obtain free copies of the Reports and the SAI by contacting us at:

BB&T Variable Insurance Funds
P.O. Box 9762
Providence, RI 02940-9762
Telephone: 1-800-228-1872

Investors can review and copy the SAI and other information about the Fund at the Public Reference Room of the SEC. Investors may call 1-202-551-8090 for more information about the Public Reference Room. Investors can get text-only copies of information about the Fund:

•	For a fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102 or by electronic request at publicinfo@sec.gov.

•	Free from the EDGAR database on the SEC’s Website at http://www.sec.gov.

Investment Company Act file no.  811-21682.

BB&T Special Opportunities Equity VIF (QBSOEX)
BB&T Variable Insurance Funds

1-800-228-1872

The BB&T Special Opportunities Equity VIF (the “Fund”) seeks long-term capital appreciation.

The Fund sells its shares to insurance company separate accounts, so that the Fund may serve as an investment option under variable life insurance policies and variable annuity contracts issued by insurance companies. The Fund also may sell its shares to certain other investors, such as qualified pension and retirement plans, insurance companies, BB&T Asset Management, Inc. (“BB&T Asset Management” or the “Adviser”) and Scott & Stringfellow, LLC (“Scott & Stringfellow”).
THIS PROSPECTUS SHOULD BE READ IN CONJUNCTION WITH THE SEPARATE ACCOUNT’S PROSPECTUS DESCRIBING THE VARIABLE INSURANCE CONTRACT. PLEASE READ BOTH PROSPECTUSES AND RETAIN THEM FOR FUTURE REFERENCE.
THE U.S. SECURITIES AND EXCHANGE COMMISSION (“SEC”) HAS NOT APPROVED OR DISAPPROVED THE SHARES DESCRIBED IN THIS PROSPECTUS OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.
The date of this prospectus is May 1, 2010.

2	BB&T Special Opportunities Equity VIF

BB&T Special Opportunities Equity VIF	3

Investment Objective

The Fund seeks long-term capital appreciation.

Fee Table

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Note also that you may be charged separate account or insurance contract fees, wire fees or other transaction fees.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (load) on Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (load) (as a % of the lesser of the cost of your shares or their net asset value at the time of redemption)	None
Redemption Fee	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.80%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.49%
Acquired Fund Fees and Expenses[1]	0.02%

Total Annual Fund Operating Expenses	1.31%

[1]	To the extent that the Fund invests in other funds, Total Fund Operating Expenses will not correlate to the ratio of expenses to average net assets in the Fund’s Financial Highlights since the Financial Highlights reflect actual operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$133	$415	$718	$1,579

You would pay the following expenses if you did not redeem your shares:

1 Year	3 Years	5 Years	10 Years

$133	$415	$718	$1,579

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 32.57% of the average value of its portfolio.

Strategy, Risks and Performance

Principal Strategy

To pursue its investment objective, the Fund will invest, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in equity securities. The securities may include common stock, preferred stock, warrants, American Depositary Receipts (“ADRs”), or debt instruments that are convertible to common stock. The Fund invests, under normal market conditions, primarily in domestically traded U.S. common stocks and U.S. traded equity stocks of foreign companies, including ADRs. The Fund uses a multi-style approach, meaning that it not only invests across different capitalization levels but may target both value- and growth-oriented companies. The portfolio manager looks for companies experiencing above-average revenue and profit growth as well as out-of-favor stocks that may be depressed due to what the portfolio manager believes to be temporary economic circumstances. In choosing individual stocks, the portfolio manager then uses a quantitative process to examine the value, growth and momentum characteristics of a particular issuer.

The Fund may engage in securities lending. In addition, the Fund may engage, to a significant degree, in writing covered call options.

Principal Risks

All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank and is not insured by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. You may lose money by investing in the Fund. Below are all of the principal risks of investing in the Fund.

4	BB&T Special Opportunities Equity VIF

Market Risk
The possibility that the Fund’s stock holdings will decline in price because of a broad stock market decline. Markets generally move in cycles, with periods of rising prices followed by periods of falling prices. The value of your investment will tend to increase or decrease in response to these movements.

Investment Style Risk
The possibility that the market segment on which this Fund is primarily invested in, whether growth or value; large-, mid- or small-cap; could underperform other kinds of investments or market averages that include style-focused investments.

Management Risk
The possibility that a strategy used by the Fund’s portfolio manager may fail to produce the intended result.

Small Company Risk
Investing in smaller, lesser-known companies involves greater risk than investing in those that are more established. A small company’s financial well-being may, for example, depend heavily on just a few products or services. In addition, small company stocks tend to trade less frequently than those of larger firms.

Company-Specific Risk
The possibility that a particular stock may lose value due to factors specific to the company itself, including deterioration of its fundamental characteristics, an occurrence of adverse events at the company, or a downturn in its business prospects.

Securities Lending Risk
Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent default or enters into bankruptcy. In addition, the Fund bears the risk of loss in connection with its investment of the cash collateral it receives from the borrower.

Foreign Investment Risk
Foreign securities involve risks not typically associated with investing in U.S. securities. Foreign securities may be adversely affected by various factors, including currency fluctuations and social, economic or political instability. These risks are particularly pronounced for emerging markets.

Counterparty Risk
The possibility that a counterparty to a contract will default or otherwise become unable to honor a financial obligation.

Options Risk
There are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events. There can be no assurance that a liquid secondary market will exist for any particular option at a particular time, as a result, it may be costly to liquidate options. There is also no assurance that a liquid market will exist for any particular option contract at any particular time even if the contract is traded on an exchange. Exchanges may establish daily price fluctuation limits for options contracts and may halt trading if a contract’s price moves up or down more than the limit in a given day, making it impossible for the Fund to enter into new positions or close out existing positions. As a result, the Fund’s access to other assets held to cover the options positions could also be impaired.

As the writer of a covered call option, the Fund foregoes, during the option’s life, the opportunity to profit from increases in the market value of the security covering the call option above the sum of the premium and the strike price of the call, but retains the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation. Once an option writer has received an exercise notice, it cannot effect an offsetting transaction in order to terminate its obligation under the option, but must deliver the underlying security at the exercise price.

For more information about the Fund’s risks, please see the Fund’s prospectus or Statement of Additional Information (“SAI”).

BB&T Special Opportunities Equity VIF	5

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year. The table shows how the Fund’s average annual returns for 1 and 5 years and since the Fund’s inception compared with those of a broad measure of market performance. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Annual Total Returns for years ended 12/31

2005	6.29
2006	24.71
2007	13.41
2008	-33.71
2009	43.53

Best quarter:	19.94%	06/30/2009
Worst quarter:	−22.88%	12/31/2008

Average Annual Total Returns
as of December 31, 2009

			Since
	1 Year	5 Years	Inception

			(7/22/04)
Fund	43.53%	7.42%	10.63%
			(7/31/04)
S&P 500® Index	26.46%	0.42%	2.32%
(reflects no deductions for fees or expenses)

Management

Investment Adviser
BB&T Asset Management, Inc.

Sub-Adviser
Scott & Stringfellow, LLC (“Scott & Stringfellow”)

Portfolio Manager
George F. Shipp, CFA
Senior Managing Director of CHOICE Asset Management, Scott & Stringfellow, and Portfolio Manager
Since June 2003

Purchase and Sale of Fund Shares

Shares of the Fund are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, BB&T Asset Management, and Scott & Stringfellow. Investors do not deal directly with the Fund to purchase or redeem shares. Please refer to the separate account’s prospectus for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate account that invests in the Fund.

Tax Information

Because the shareholders of the Fund will be separate accounts, no discussion is included here as to tax consequences at the shareholder level. For information concerning federal income tax consequences to purchasers of the variable life insurance policies and variable annuity contracts, see the prospectus for the relevant variable life insurance or annuity contract.

Payments to Servicing Agents and
Other Financial Intermediaries

If you purchase the Fund through a servicing agent or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the servicing agent or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Additional Investment
Strategies and Risks

The investment objective and principal investment strategies of the Fund are summarized under its “Investment Objective” and “Strategy, Risks and Performance” sections, earlier in this prospectus. The Fund’s investment objective is not fundamental and may be changed without shareholder approval.

To comply with SEC rules regarding the use of descriptive words in a fund’s name, the Fund has adopted a policy of investing at least 80% of its net assets plus any borrowings made for investment purposes in specific types of investments or industries. The Fund’s policy is described in its summary description under the heading “Strategy, Risks and Performance.” The Fund will not change its 80% policy without providing its shareholders at least 60 days’

6	BB&T Special Opportunities Equity VIF

prior written notice. For purposes of the Fund’s 80% policy set forth above, the Fund will “look-through” investments in investment companies, such as iShares®, and will include such investments in its respective percentage totals.

The Fund may invest in foreign securities (including securities of issuers located in emerging markets) through the purchase of ADRs or the purchase of foreign securities on the New York Stock Exchange (“NYSE”). However, the Fund will not do so if immediately after a purchase and as a result of the purchase the total value of foreign securities owned by the Fund would exceed 50% of the value of its total assets.

Active Trading.  The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance).

Temporary Defensive Measures.  If deemed appropriate under the circumstances, the Fund may increase its holdings in short-term obligations to up to 100% of its total assets. The Fund may not achieve its investment objective as a result of any such temporary defensive position. Under normal market conditions, the Fund will limit its investment in short-term obligations to 20% of the Fund’s total net assets. Such short-term obligations may include money market instruments and repurchase agreements.

Additional Information About
the Fund’s Investments

The Fund generally may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies (the “3-5-10 Limitations”). Pursuant to Section 12(d)(1)(F) of the Investment Company Act of 1940 (the “1940 Act”), however, the Fund may own securities of any one investment company having an aggregate value in excess of 5% of the value of the Fund’s total assets and securities of all investment companies having an aggregate value in excess of 10% of the value of the Fund’s total assets, provided that certain other conditions are met. These investment companies may include shares of other investment companies for which the Adviser to the Fund or any of its affiliates serves as investment adviser or distributor. Pursuant to exemptive rules under the 1940 Act, the Fund may invest in shares of affiliated or unaffiliated money market funds without limit to the extent permitted by its investment strategy.

The Fund may invest in Exchange-Traded Funds (“ETFs”), such as Standard & Poor’s Depositary Receipts (“SPDRs”) and NASDAQ-100 Index Tracking Stock (“NASDAQ 100s”). ETFs represent ownership interest in long-term unit investment trusts, depositary receipts and other pooled investment vehicles that hold a portfolio of securities or that hold a portfolio of stocks designed to track the price, performance and dividend yield of an index, such as the S&P 500® Index or the NASDAQ-100 Index, or a group of stocks in a particular geographic area. Barclay’s iShares® are also ETFs and are index funds that trade like shares. ETFs entitle a holder to receive proportionate cash distributions corresponding to the dividends that accrue to the stocks in the underlying portfolio, less trust expenses. With respect to ETFs that are registered investment companies, the Fund must comply with the 3-5-10 Limitations described above, except that the Fund may invest in certain ETFs, including but not limited to iShares, in excess of the 3-5-10 Limitations in reliance on exemptive relief issued to the ETF by the SEC, provided that certain conditions are met.

The Fund may invest in derivatives. Derivatives are instruments whose value is derived from an underlying contract, index or security, or any combination thereof, including futures, options, (e.g., put and calls), options on futures, swap agreements, some mortgage-backed securities and custody receipts.

The Fund may also invest in call and put options. A call option gives the buyer of the option the right to buy, and obligates the seller of the option to sell, a security at a specified price. A put option gives the buyer of the option the right to sell, and obligates the seller of the option to buy, a security at a specified price. The Fund will sell and buy only covered call and secured put options.

The Fund may lend up to 33 1/3% of its total assets, including the assets received by the Fund as collateral for securities loaned. In return, the Fund will receive cash, other securities, and/or letters of credit as collateral.

Investment Risks

Below is a more complete discussion of the types of risks inherent in the securities and investment techniques listed above as well as those risks discussed in “Strategy, Risks and Performance” section in the Fund’s summary section. Because of these risks, the value of the securities held by the Fund may fluctuate, as will the value of your investment in the Fund. Certain investments are more susceptible to these risks than others.

Principal Risks

Investment Style Risk
The risk that returns from a particular class or group of stocks (e.g., value, growth, small cap, large cap) will trail returns from other asset classes or the overall stock market. Groups or asset classes of stocks tend to go through cycles of doing better — or worse — than common stocks in general. These periods can last for as long as several years.

BB&T Special Opportunities Equity VIF	7

Additionally, a particular asset class or group of stocks could fall out of favor with the market, causing the Fund to underperform funds that focus on other types of stocks.

Management Risk
The risk that a strategy used by the Fund’s portfolio manager may fail to produce the intended result. This includes the risk that changes in the value of a hedging instrument will not match those of the asset being hedged. Incomplete matching can result in unanticipated risks.

Market Risk
The risk that the market value of a security may move up and down, sometimes rapidly and unpredictably. These fluctuations may cause a security to be worth less than the price originally paid for it, or less than it was worth at an earlier time. Market risk may affect a single issuer, industrial sector of the economy or the market as a whole. For fixed-income securities, market risk is largely, but not exclusively, influenced by changes in interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Finally, key information about a security or market may be inaccurate or unavailable. This is particularly relevant to investments in foreign securities.

Small Company Risk
Stocks of small-capitalization companies are more risky than stocks of larger companies and may be more vulnerable than larger companies to adverse business or economic developments. Many of these companies are young and have a limited track record. Small cap companies may also have limited product lines, markets, or financial resources. Securities of such companies may be less liquid and more volatile than securities of larger companies or the market averages in general and, therefore, may involve greater risk than investing in larger companies. In addition, small cap companies may not be well-known to the investing public, may not have institutional ownership, and may have only cyclical, static, or moderate growth prospects. If the Fund concentrates on small-capitalization companies, its performance may be more volatile than that of a fund that invests primarily in larger companies.

Securities Lending Risk
Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults or enters into bankruptcy. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

Foreign Investment Risk
Risks relating to investments in foreign securities include higher transaction costs, delayed settlements, currency controls, adverse economic developments and possible foreign controls and investment. Foreign investment risk also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk. Foreign securities may also be affected by incomplete or inaccurate financial information on companies, social upheavals or political actions ranging from tax code changes to governmental collapse. These risks are more significant in emerging markets.

Derivatives Risk
The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Derivatives are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund’s returns. Derivatives also expose the Fund to the credit risk of the derivative counterparty. In addition, use of derivatives for non-hedging purposes increases the Fund’s potential for loss.

Investing in derivatives will result in a form of leverage. Leverage involves special risks. There is no assurance that the Fund will leverage its portfolio or, if it does, that the Fund’s leveraging strategy will be successful. The Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate any effect of the increase or decrease in the value of the Fund’s portfolio securities. The Fund cannot assure you that the use of leverage will result in a higher return on your investment, and using leverage could result in a net loss on your investment. Registered investment companies such as the Fund are limited in their ability to engage in derivative transactions and are required to identify and earmark assets to provide.

8	BB&T Special Opportunities Equity VIF

Non-Principal Risk

ETF Risk
The risk associated with the risks of owning the underlying securities the ETF is designed to track. Lack of liquidity in an ETF could result in being more volatile than the underlying portfolio of securities. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata portion of the ETF’s expenses. As a result, it may be more costly to own an ETF.

Please see the SAI for more detailed information about the Fund, its investment strategies, and its risks.

Fund Management

Investment Adviser

BB&T Asset Management is the investment adviser for the Fund. BB&T Asset Management, located at 434 Fayetteville Street Mall, 5th Floor, Raleigh, NC 27601, is a wholly-owned subsidiary of BB&T Corporation (“BB&T”), a financial holding company that is a North Carolina corporation, headquartered in Winston-Salem, North Carolina. Through its subsidiaries, BB&T operates more than 1,800 financial centers in the Carolinas, Virginia, West Virginia, Kentucky, Georgia, Tennessee, Maryland, Florida, Alabama, Indiana, Texas, Nevada and Washington, D.C., providing a broad range of financial services to individuals and businesses.

In addition to general commercial, mortgage and retail banking services, BB&T also provides trust, investment, and retail and wholesale insurance services. BB&T has provided investment management services through its Trust and Investment Management Division since 1912. BB&T Asset Management employs an experienced staff of professional portfolio managers and traders who use a disciplined investment process that focuses on maximization of risk-adjusted investment returns. BB&T Asset Management and its predecessors have managed common and collective investment funds for its fiduciary accounts for more than 20 years. As of December 31, 2009, BB&T Asset Management had approximately $17 billion under management.

Under an investment advisory agreement between the BB&T Variable Insurance Funds (the “Trust”) and BB&T Asset Management, the Fund pays BB&T Asset Management an investment advisory fee, computed daily and payable monthly, at an annual rate equal to the lesser of: (a) 0.80% of the Fund’s average daily net assets; or (b) such amount as may from time to time be agreed upon in writing by the Trust and BB&T Asset Management. For these advisory services, the Fund paid 0.77% of average net assets during the fiscal year ended December 31, 2009. Total Annual Fund Operating Expenses, after fee waivers and expense reimbursements, excluding Acquired Fund Fees and Expenses, currently are limited to 1.29%. Any fee waiver or expense reimbursement is voluntary and may be discontinued at any time.

Investment Sub-Adviser

Scott & Stringfellow serves as the sub-adviser to the Fund pursuant to a sub-advisory agreement with BB&T Asset Management (the “Scott & Stringfellow Sub-Advisory Agreement”). Under the Scott & Stringfellow Sub-Advisory Agreement, Scott & Stringfellow manages the Fund, selects its investments, and places all orders for purchases and sales of the Fund’s securities, subject to the general supervision of the Fund’s Board of Trustees and BB&T Asset Management and in accordance with the Fund’s investment objectives.

Scott & Stringfellow’s address is: 909 E. Main Street, Richmond, VA 23219. Scott & Stringfellow is a wholly-owned subsidiary of BB&T and an affiliate of BB&T Asset Management. As of December 31, 2009, Scott & Stringfellow had over $20 billion in client funds. Founded in 1893, Scott & Stringfellow operates as a full-service regional brokerage and investment banking firm serving individual, institutional, corporate, and municipal clients.

For its services and expenses incurred under the Scott & Stringfellow Sub-Advisory Agreement, Scott & Stringfellow is entitled to a fee payable by BB&T Asset Management. The fee is computed daily and paid monthly at an annual rate of 0.40% of the Fund’s average daily net assets or such lower fee as may be agreed upon in writing by BB&T Asset Management and Scott & Stringfellow.

A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement with BB&T Asset Management and the Scott & Stringfellow Sub-Advisory Agreement is available in the Fund’s annual report to shareholders for the period ended December 31, 2009.

Portfolio Manager

George F. Shipp, CFA, has been the Portfolio Manager of the Fund since its inception. Mr. Shipp is the Senior Managing Director of CHOICE Asset Management, a department of Scott & Stringfellow, and serves as Chief Investment Officer of the CHOICE portfolios, separate accounts sponsored by Scott & Stringfellow. Mr. Shipp has been with Scott & Stringfellow since 1982.

Additional information regarding the Portfolio Manager’s compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager’s ownership of shares in the Fund is available in the SAI.

BB&T Special Opportunities Equity VIF	9

Administrator

BB&T Asset Management, Inc. (the “Administrator”), 434 Fayetteville Street Mall, 5th Floor, Raleigh, NC 27601, serves as the Fund’s administrator. The administrative services of the Administrator include providing office space, equipment, and clerical personnel to the Fund and supervising custodial, auditing, valuation, bookkeeping, legal, and dividend disbursing services. PNC Global Investment Servicing (U.S.) Inc., 301 Bellevue Parkway, Wilmington, DE 19809, serves as the Fund’s sub-administrator.

The SAI has more detailed information about the Fund’s Adviser and other service providers.

Pricing of Fund Shares

The per share NAV for the Fund is determined and its shares are priced at the close of regular trading on the NYSE, normally at 4:00 p.m. Eastern time on days the NYSE is open. On any day that the bond or stock markets close early, such as days in advance of or following holidays or in the event of an emergency, the Fund reserves the right to advance the time NAV is determined and by which purchase, redemption, and exchange orders must be received on that day.

Your order for purchase, sale or exchange of shares is priced at the next NAV calculated after your order is accepted. This is what is known as the offering price.

The Fund’s securities are generally valued at current market prices. If market quotations are not readily available, or if available market quotations are determined not to be reliable, prices will be based on fair value as determined by BB&T Funds’ Pricing Committee (the “Pricing Committee”) pursuant to procedures established by the Trust’s Board of Trustees. For further information regarding the methods used in valuing the Fund’s investments, please see “Fair Value Pricing Policies.”

Fair Value Pricing Policies

The Fund will fair value price its securities when market quotations are not readily available or if available market quotations are determined not to be reliable. Generally, this would include securities for which trading has been halted, securities whose value has been materially affected by the occurrence of a significant event (as defined below), securities whose price has become stale (i.e., the market price has remained unchanged for five business days), and other securities where a market price is not available from either a national pricing service or a broker. In these situations, the Pricing Committee will employ certain Board-approved methodologies to determine a fair value for the securities. Fair valuations will be reviewed by the Board of Trustees on a quarterly basis. Fair value pricing may result in a different determination of the Fund’s NAV price than other valuation methods.

A “significant event” is one that occurred prior to the Fund’s valuation time, is not reflected in the most recent market price of a security, and materially affects the value of a security. Generally, such “significant events” relate to developments in foreign securities that occur after the close of trading in their respective markets. The Fund’s accounting agent may obtain fair value prices of foreign securities through utilization of a Fair Value Pricing Service previously approved by the Board where a movement in the U.S. equities market is sufficiently large to constitute a trigger established by the Pricing Committee.

Purchasing and Redeeming Shares

Shares of the Fund are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, BB&T Asset Management, and Scott & Stringfellow. Investors do not deal directly with the Fund to purchase or redeem shares. Please refer to the separate account’s prospectus for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate account that invests in the Fund.

Shares of the Fund are purchased or redeemed at the NAV based on the next determination after receipt and acceptance by the Fund (or an agent) of a purchase order or receipt of a redemption request. The Fund reserves the right to reject or refuse, in its discretion, any order for the purchase of the Fund’s shares, in whole or in part. Transactions in shares of the Fund will be effected only on a business day of the Fund.

Payment for shares redeemed normally will be made within seven days. The Fund intends to pay cash for all shares redeemed, but under abnormal conditions, such as a very large redemption that could affect Fund operations, payment may be made wholly or partly in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it calculates its NAV. A shareholder may incur brokerage costs in converting such securities to cash. Payment for shares may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining investors.

The Trust currently does not foresee any disadvantages to investors if the Fund served as an investment medium for both variable annuity contracts and variable

10	BB&T Special Opportunities Equity VIF

life insurance policies. However, it is theoretically possible that the interest of owners of annuity contracts and insurance policies for which the Fund served as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the Fund might be required to redeem the investment of one or more of its separate accounts from the Fund, which might force the Fund to sell securities at disadvantageous prices.

The Fund reserves the right to discontinue offering shares at any time, or to cease investment operations entirely.

Shareholder Servicing Arrangements —
Revenue Sharing

The Adviser and/or its affiliates may pay out of their own assets compensation to financial institutions, including insurance companies, and other persons for distribution and/or servicing of the Fund’s shares. These additional cash incentives, sometimes referred to as “revenue sharing arrangements,” are payments over and above the service fees paid by the Fund, which are described below. These payments, which may be different for different financial institutions, will not change the price an investor will pay for Fund shares or the amount that the Fund will receive for the sale of Fund shares.

Servicing Agents

The Trust has adopted a plan under which up to 0.25% of the Fund’s average daily net assets may be expended for support services to investors, such as establishing and maintaining accounts and records, providing account information, arranging for bank wires, responding to routine inquiries, forwarding investor communications, assisting in the processing of purchase and redemption requests, and assisting investors in changing account designations and addresses. For expenses incurred and services provided, a financial institution (or its affiliate) providing these services (“Servicing Agent”) may receive a fee from the Fund, computed daily and paid monthly, at an annual rate of up to 0.25% of the average daily net assets of the Fund allocable to variable insurance contracts owned by customers of the Servicing Agent. A Servicing Agent may periodically waive all or a portion of its servicing fees with respect to the Fund, but is under no obligation to do so.

Market Timing/Short-Term Trading

Excessive short-term trading or other abusive trading practices may disrupt portfolio management strategies and hurt Fund performance. Such practices may dilute the value of Fund shares, interfere with the efficient management of the Fund’s investments, and increase brokerage and administrative costs. To prevent disruption in the management of the Fund due to market timing strategies, we have adopted certain policies and procedures. We reserve the right to close any account or limit exchange activity for any account in which we have identified a pattern of excessive or abusive trading. We cannot guarantee that we will detect every market timer due to the limitations inherent in our technological systems; as a result, some shareholders may be able to market time while others bear the effect of market timing activity. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Fund with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers are not known by the Fund. While the Fund seeks to monitor the omnibus accounts for market timing activities and may restrict purchases or exchanges of Fund shares held in such omnibus accounts pursuant to Rule 22c-2 shareholder information agreements between the Fund and the financial intermediaries holding such omnibus accounts, the netting effect limits the Fund’s ability to locate and eliminate individual market timers. In addition to the Fund’s frequent trading policies, the Fund may permit financial intermediaries to utilize their own policies and procedures to identify market timers holding Fund shares through omnibus accounts. These policies and procedures may be different than those utilized by the Funds.

We will apply our policies and procedures consistently to all Fund shareholders, except with respect to trades that occur through omnibus accounts at financial intermediaries as described above. We reserve the right to modify our policies and procedures at any time without prior notice as we deem in our sole discretion to be in the best interests of Fund shareholders, or to comply with state or federal legal requirements.

Dividends and Distributions

All dividends and distributions will be automatically reinvested unless you request otherwise. There are no sales charges for reinvested distributions. Income dividends for the Fund are declared and paid quarterly to the extent they exceed a de minimis amount set by the Board of Trustees.

BB&T Special Opportunities Equity VIF	11

Distributions are made on a per share basis regardless of how long you’ve owned your shares. Therefore, if you invest shortly before the distribution date, some of your investment will be returned to you in the form of a distribution.

Taxation

The following discussion is a summary of some important U.S. federal tax considerations generally applicable to an investment in the Fund. Please consult your tax adviser regarding your specific questions about federal, state, local or other tax laws applicable to you. The Fund intends to elect and to qualify to be taxed as a “regulated investment company” under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If the Fund qualifies as a “regulated investment company” and complies with the appropriate provisions of the Code, the Fund will not be liable for federal income tax on income it distributes in a timely manner to its shareholders.

An insurance company separate account that funds variable life insurance contracts can “look through” a qualifying regulated investment company to determine its own diversification. Consequently, the Fund intends to diversify its investments in a manner intended to comply with tax requirements applicable to regulated investment companies generally and those specific to regulated investment companies that fund variable contracts in particular. The Fund will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. government agency or instrumentality is treated as a separate issuer.

If the Fund fails to meet these diversification requirements or otherwise fails to qualify as a regulated investment company, income with respect to variable insurance contracts invested in the Fund at any time during the calendar quarter in which the failure occurred could become currently taxable to the owners of the contracts. Similarly, income for prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax consequences could also ensue.

In addition, if holders of variable life insurance or variable annuity contracts were to be treated as having an impermissible level of control of the investments underlying their contracts, the advantageous tax treatment provided to insurance company separate accounts under the Code would no longer be available. Please see the SAI for further discussion.

Because the shareholders of the Fund will be separate accounts, no discussion is included here as to tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of the variable life insurance policies and variable annuity contracts, see the prospectus for the relevant variable insurance or annuity contract. See the SAI for more information on taxes.

The discussion above is based on the assumption that the shares of the Fund will be respected as owned by the insurance company separate accounts. If this is not the case, the person(s) determined to own the shares will be currently taxed on Fund distributions and redemption proceeds.

Disclosure of Portfolio Holdings

Information regarding the Fund’s policies and procedures regarding the disclosure of portfolio holdings is contained in the Fund’s SAI.

12	BB&T Special Opportunities Equity VIF

Financial Highlights

The following table is included to assist investors in evaluating the financial performance of the Fund during the five-year period ended December 31, 2009. Certain information reflects financial results of a single share. “Total Return” represents how much an investment in the Fund would have earned (or lost) during each year. This information has been audited by KPMG LLP, independent registered public accounting firm of the Fund. The information does not reflect charges and fees associated with a separate account that invests in the Fund or any insurance contract for which the Fund is an investment option. This report, along with the Fund’s financial statements, is incorporated by reference in the SAI, which is available upon request.

	Year Ended December 31,
	2009		2008	2007	2006	2005

Net Asset Value, Beginning of Year	$10.27		$16.03	$15.07	$12.70	$12.12

Investment Activities:
Net investment income (loss)	(0.03	)(a)	0.02 (a)	(0.02)	(0.02)	(0.03)
Net realized/unrealized gains (losses) on investments	4.47		(5.28)	2.02	3.07	0.79

Total from Investment Activities	4.44		(5.26)	2.00	3.05	0.76

Distributions:
Net investment income	—		(0.02)	—	(0.01)	—
Net realized gains on investments	(0.42)		(0.48)	(1.04)	(0.67)	(0.18)

Total Distributions	(0.42)		(0.50)	(1.04)	(0.68)	(0.18)

Net Asset Value, End of Year	$14.29		$10.27	$16.03	$15.07	$12.70

Total Return*	43.53%		(33.71)%	13.41%	24.71%	6.29%
Ratios/Supplemental Data:
Net Assets, End of Year (000)	$40,162		$26,684	$35,620	$21,294	$31,768
Ratio of net expenses to average net assets	1.26%		1.10%	1.06%	1.06%	1.23%
Ratio of net investment income (loss) to average net assets	(0.28)%		0.14%	(0.16)%	(0.05)%	(0.28)%
Ratio of expenses to average net assets	1.29%		1.18%	1.11%	1.06%	1.23%
Portfolio turnover rate	32.57%		35.80%	23.86%	59.93%	42.15%

*	Total return ratios assume reinvestment of distributions at a net asset value. Total return ratios do not reflect charges pursuant to the terms of the insurance contracts funded by separate accounts that invest in the Fund’s shares.

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

For more information about the Fund, the following documents are available free upon request:

Annual/Semi-Annual Reports (Reports):

Annual and semi-annual reports to shareholders contain additional information on the Fund’s investments. In the annual report, an investor will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI):

The SAI provides more detailed information about the Fund, including its operations and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.

An investor can get free copies of the Reports and the SAI, or request other information and discuss any questions about the Fund, by contacting a broker or bank that sells an insurance contract that offers the Fund as an investment option. The Fund does not maintain a Web site. However, you may obtain free copies of the Reports and the SAI by contacting us at:

BB&T Variable Insurance Funds
P.O. Box 9762
Providence, RI 02940-9762
Telephone: 1-800-228-1872

Investors can review and copy the SAI and other information about the Fund at the Public Reference Room of the SEC. Investors may call 1-202-551-8090 for more information about the Public Reference Room. Investors can get text-only copies of information about the Fund:

•	For a fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102 or by electronic request at publicinfo@sec.gov.

•	Free from the EDGAR database on the SEC’s Web site at http://www.sec.gov.

Investment Company Act file no. 811-21682.

BB&T Total Return Bond VIF (QBTRBX)
BB&T Variable Insurance Funds

1-800-228-1872

The BB&T Total Return Bond VIF (the “Fund”) seeks a high level of current income and a competitive total return.

The Fund sells its shares to insurance company separate accounts, so that the Fund may serve as an investment option under variable life insurance policies and variable annuity contracts issued by insurance companies. The Fund also may sell its shares to certain other investors, such as qualified pension and retirement plans, insurance companies, BB&T Asset Management, Inc. (“BB&T Asset Management” or the “Adviser”), and Sterling Capital Management LLC (“Sterling Capital”).
THIS PROSPECTUS SHOULD BE READ IN CONJUNCTION WITH THE SEPARATE ACCOUNT’S PROSPECTUS DESCRIBING THE VARIABLE INSURANCE CONTRACT. PLEASE READ BOTH PROSPECTUSES AND RETAIN THEM FOR FUTURE REFERENCE.
THE U.S. SECURITIES AND EXCHANGE COMMISSION (“SEC”) HAS NOT APPROVED OR DISAPPROVED THE SHARES DESCRIBED IN THIS PROSPECTUS OR DETERMINED WHETHER THIS PROSPECTUS IS ACCURATE OR COMPLETE. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIME.
The date of this prospectus is May 1, 2010.

2	BB&T Total Return Bond VIF

BB&T Total Return Bond VIF	3

Investment Objective

The Fund seeks a high level of current income and a competitive total return.

Fee Table

The following table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. Note also that you may be charged separate account or insurance contract fees, wire fees or other transaction fees.

Shareholder Fees (fees paid directly from your investment)

Maximum Sales Charge (load) on Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (load) (as a % of the lesser of the cost of your shares or their net asset value at the time of redemption)	None
Redemption Fee	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.60%
Distribution and Service (12b-1) Fees	0.00%
Other Expenses	0.64%
Acquired Fund Fees and Expenses[1]	0.01%

Total Annual Fund Operating Expenses	1.25%

[1]	To the extent that the Fund invests in other funds, Total Fund Operating Expenses will not correlate to the ratio of expenses to average net assets in the Fund’s Financial Highlights since the Financial Highlights reflect actual operating expenses of the Fund and do not include Acquired Fund Fees and Expenses.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes, that your investment has a 5% return each year, and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years

$127	$397	$686	$1,511

You would pay the following expenses if you did not redeem your shares:

1 Year	3 Years	5 Years	10 Years

$127	$397	$686	$1,511

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 109.12% of the average value of its portfolio.

Strategy, Risks and Performance

Principal Strategy

To pursue its investment objective, the Fund will invest, under circumstances, at least 80% of its net assets plus borrowings for investment purposes in a diversified portfolio of bonds, including: securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, corporate bonds, asset-backed securities, mortgage-backed securities, including commercial mortgage-backed securities, and convertible securities. The Fund will invest the portion of its assets invested in corporate bonds primarily in investment grade (rated at the time of purchase in one of the four highest rating categories by a nationally recognized statistical rating organization (“NRSRO”), or are determined by the portfolio manager to be of comparable quality) corporate bonds. The Fund may invest up to 25% of its total assets in bonds that are below investment grade, which are commonly referred to as “high yield” or “junk” bonds, and/or foreign and emerging market bonds.

In managing the portfolio, the portfolio manager uses a “top down” investment management approach focusing on interest rate risk, allocation among sectors, credit risk, and individual securities selection. The portfolio manager employs a quantitative model developed by the Fund’s Sub-Adviser which provides an indication of the trend in interest rates, either rising or falling, over a three month forward looking horizon enabling the portfolio manager to position the Fund’s portfolio relative to the benchmark in terms of duration. For yield curve management, in addition to the trend in interest rates, other factors such as future inflation expectations, supply factors, and forward curve analysis are considered. Sector weightings are driven by a combination of the firm’s macro view on interest rates and volatility as well as relative spread analysis. Utilizing fundamental analysis the portfolio manager then selects individual securities consistent with the target by looking for the best relative values within particular sectors. The analysis includes an attempt to understand the structure and embedded features of potential securities. Features that are analyzed include puts, calls, sinking fund requirements, prepayment and extension risk, and

4	BB&T Total Return Bond VIF

individual company financial data for potential corporate holdings. Scenario analysis is the primary tool employed for these assessments.

The Fund may engage in securities lending.

The Fund may also invest in certain types of derivative instruments, including futures contracts, credit default swaps, and interest rate swaps.

Principal Risks

All investments carry a certain amount of risk and the Fund cannot guarantee that it will achieve its investment objective. An investment in the Fund is not a deposit or obligation of any bank, is not endorsed or guaranteed by any bank and is not insured by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. You may lose money by investing in the Fund. Below are all of the principal risks of investing in the Fund.

Interest Rate Risk
The possibility that the value of the Fund’s investments will decline due to an increase in interest rates. Interest rate risk is generally high for longer-term bonds and low for shorter-term bonds.

Credit Risk
The possibility that an issuer cannot make timely interest and principal payments on its debt securities such as bonds. The lower a security’s rating, the greater its credit risk.

Income Risk
The possibility that the Fund’s income will decline due to a decrease in interest rates. Income risk is generally high for shorter-term bonds and low for longer-term bonds.

Counterparty Risk
The possibility that a counterparty to a derivative contract will default or otherwise become unable to honor a financial obligation.

Liquidity Risk
The possibility that certain securities may be difficult or impossible to sell at the time and the price that would normally prevail in the market. The seller may have to lower the price, sell other securities instead or forego an investment opportunity, any of which could have a negative effect on Fund management or performance.

Prepayment/Call Risk
When mortgages and other obligations are prepaid and when securities are called, the Fund may have to reinvest in securities with a lower yield or fail to recover additional amounts (i.e., premiums) paid for securities with higher interest rates, resulting in an unexpected capital loss. Some of these securities may receive little or no collateral protection from the underlying assets and are thus subject to the risk of default described under “Credit Risk”. The structure of some of these securities may be complex and there may be less available information than other types of debt securities. If a significant number of the mortgages underlying a mortgage-backed bond are refinanced, the bond may be “prepaid.” Call risk is the possibility that, during periods of declining interest rates, a bond issuer will “call” — or repay — higher-yielding bonds before their stated maturity date. In both cases, investors receive their principal back and are typically forced to reinvest it in bonds that pay lower interest rates. Rapid changes in prepayment and call rates can cause bond prices and yields to be volatile.

High-Yield/High-Risk Debt Securities
High-yield/high-risk debt securities are securities that are rated below investment grade by the primary rating agencies. These securities are considered speculative and involve greater risk of loss than investment grade debt securities.

U.S. Government Securities Risk
The Fund invests in U.S. government securities or its agencies (such as Fannie Mae or Freddie Mac securities). Although U.S. government Securities issued directly by the U.S. government are guaranteed by the U.S. Treasury, other U.S. government Securities issued by an agency or instrumentality of the U.S. government may not be. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Foreign Investment Risk
Foreign securities involve risks not typically associated with investing in U.S. securities. Foreign securities may be adversely affected by various factors, including currency fluctuations and social, economic or political instability. These risks are particularly pronounced for emerging markets.

Emerging Market Risk
Investing in emerging markets can involve unique risks in addition to and greater than those generally associated with investing in developed markets. The securities markets of emerging countries are generally smaller, less developed, less liquid, and more volatile than the securities markets of the U.S. and developed markets. The risks of investing in emerging markets include greater social, political and economic uncertainties than in developed markets.

Emerging market economies are often dependent upon a few commodities or natural resources that may

BB&T Total Return Bond VIF	5

be significantly adversely affected by volatile price movements against those commodities or natural resources. Emerging market countries may experience high levels of inflation and currency devaluation and have fewer potential buyers for investments.

The securities markets and legal systems in emerging market countries may only be in a developmental stage and may provide few, or none, of the advantages and protections of markets or legal systems available in more developed countries. Less extensive legal remedies, difficulties in enforcing favorable legal judgments in foreign courts, and different securities clearance and settlement procedures are issues. Additionally, if settlements do not keep pace with the volume of securities transactions, they may be delayed, potentially causing the Fund’s assets to be uninvested, the Fund to miss investment opportunities and potential returns, and the Fund to be unable to sell an investment.

Investments in emerging markets are considered to be speculative and may be highly volatile.

Derivatives Risk
The possibility that the Fund will suffer a loss from its use of derivatives. The primary risk with many derivatives is that they can amplify a gain or loss, potentially earning or losing substantially more money than the actual cost of the derivative instrument. Use of derivatives for non-hedging purposes is considered a speculative practice and involves greater risks.

Securities Lending Risk
Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults or enters into bankruptcy. In addition, the Fund bears the risk of loss in connection with its investment of the cash collateral it receives from the borrower.

For more information about these risks, please see the Fund’s prospectus or Statement of Additional Information (“SAI”).

Performance

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year. The table shows how the Fund’s average annual returns for 1 and 5 years and since the Fund’s inception compared with those of a broad measure of market performance. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

Annual Total Returns for years ended 12/31

Best quarter:	5.22%	09/30/2009
Worst quarter:	–1.73%	06/30/2008

Average Annual Total Returns as of December 31, 2009

			Since
	1 Year	5 Years	Inception

			(7/22/04)
Fund	8.57%	4.81%	4.74%
			(7/31/04)
Barclays Capital U.S. Aggregate	5.93%	4.97%	5.18%
Bond Index (reflects no deductions for fees or expenses)

Management

Investment Adviser
BB&T Asset Management, Inc.

Sub-Adviser
Sterling Capital Management LLC (“Sterling Capital”)

Portfolio Manager
Mark Montgomery, CFA
Managing Director of Sterling Capital and
Fixed Income Portfolio Manager
Since January 2008

6	BB&T Total Return Bond VIF

Purchase and Sale of Fund Shares

Shares of the Fund are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, BB&T Asset Management and Sterling Capital. Investors do not deal directly with the Fund to purchase or redeem shares. Please refer to the separate account’s prospectus for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate account that invests in the Fund.

Tax Information

Because the shareholders of the Fund will be separate accounts, no discussion is included here as to tax consequences at the shareholder level. For information concerning federal income tax consequences to purchasers of the variable life insurance policies and variable annuity contracts, see the prospectus for the relevant variable life insurance or annuity contract.

Payments to Servicing Agents and Other Financial Intermediaries

If you purchase the Fund through a servicing agent or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the servicing agent or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s Web site for more information.

Additional Investment Strategies and Risks

The investment objective and principal investment strategies of the Fund are summarized under its “Investment Objective” and “Strategy, Risks and Performance” sections, earlier in this prospectus. The Fund’s investment objective is not fundamental and may be changed without shareholder approval.

To comply with SEC rules regarding the use of descriptive words in a fund’s name, the Fund has adopted a policy of investing at least 80% of its net assets plus any borrowings made for investment purposes in specific types of investments or industries. The Fund’s policy is described in its summary description under the heading “Strategy, Risks and Performance.” The Fund will not change its 80% policy without providing its shareholders at least 60 days’ prior written notice. The Fund may invest up to 25% of its total assets in bonds that are below investment grade and/or foreign and emerging market bonds. For purposes of the Fund’s 80% policy set forth above, the Fund will “look-through” investments in investment companies, such as iShares®, and will include such investments in its respective percentage totals.

Active Trading
The Fund may trade securities actively, which could increase its transaction costs (thereby lowering its performance).

Temporary Defensive Measures
If deemed appropriate under the circumstances, the Fund may increase its holdings in short-term obligations to up to 100% of its total assets. The Fund may not achieve its investment objective as a result of any such temporary defensive position. Such short-term obligations may include money market instruments and repurchase agreements.

Additional Information
About the Fund’s Investments

The Fund may invest in short-term obligations and commercial bonds.

The Fund also may invest in derivatives. Derivatives are instruments whose value is derived from an underlying contract, index or security, or any combination thereof, including futures, options (e.g., put and calls), options on futures, swap agreements (including credit default swaps), some mortgage-backed securities and custody receipts.

Mortgage-related securities purchased by the Fund will be either (i) issued by U.S. government-owned or sponsored corporations or (ii) rated in the highest category by an NRSRO at the time of purchase, or, if not rated, of comparable quality as determined by the Adviser or the Sub-Adviser. The Fund may invest in mortgage-backed investments that include so-called “sub-prime” mortgages.

Certain debt securities such as, but not limited to, mortgage-backed securities, collateralized mortgage obligations (“CMOs”) and asset-backed securities, as well as securities subject to prepayment of principal prior to the stated maturity date, are expected to be repaid prior to their stated maturity dates. As a result, the effective maturity of these securities is expected to be shorter than the stated maturity. For purposes of calculating the Fund’s weighted average portfolio maturity, the effective maturity of these securities will be used.

The Fund may invest in municipal securities, which are securities issued by a state or political subdivision to obtain funds for various public purposes. Municipal securities include industrial development bonds and other

BB&T Total Return Bond VIF	7

private activity bonds, as well as general obligation bonds, revenue bonds, tax anticipation notes, bond anticipation notes, revenue anticipation notes, project notes, other short-term tax-exempt obligations, municipal leases, obligations of municipal housing authorities (single family revenue bonds), obligations issued on behalf of Section 501(c)(3) organizations, and pre-refunded (or escrowed to maturity) bonds whose timely payment of principal and interest is ensured by an escrow of U.S. government obligations. There are two general types of municipal bonds: general-obligations bonds, which are secured by the taxing power of the issuer, and revenue bonds, which take many shapes and forms but are generally backed by revenue from a specific project or tax. These include, but are not limited to, certificates of participation (“COPs”); utility and sales tax revenues; tax increment or tax allocations; housing and special tax, including assessment district and community facilities district issues which are secured by specific real estate parcels; hospital revenue; and industrial development bonds that are secured by a private company.

The Fund generally may invest up to 5% of its total assets in the securities of any one investment company, but may not own more than 3% of the securities of any one investment company or invest more than 10% of its total assets in the securities of other investment companies (the “3-5-10 Limitations”). Pursuant to Section 12(d)(1)(F) of the Investment Company Act of 1940 (the “1940 Act”), however, the Fund may own securities of any one investment company having an aggregate value in excess of 5% of the value of the Fund’s total assets and securities of all investment companies having an aggregate value in excess of 10% of the value of the Fund’s total assets, provided that certain other conditions are met. These investment companies may include shares of other investment companies for which the Adviser to the Fund or any of its affiliates serves as investment adviser or distributor. Pursuant to exemptive rules under the 1940 Act, the Fund may invest in shares of affiliated or unaffiliated money market funds without limit to the extent permitted by its investment strategy.

The Fund may invest in Exchange-Traded Funds (“ETFs”), such as Standard & Poor’s Depositary Receipts (“SPDRs”) and NASDAQ-100 Index Tracking Stock (“NASDAQ 100s”). ETFs represent ownership interest in long-term unit investment trusts, depositary receipts and other pooled investment vehicles that hold a portfolio of securities designed to track the price, performance, and dividend yield of an index, such as the S&P 500® Index or the NASDAQ-100 Index, or a group of stocks in a particular geographic area. Barclay’s iShares® are also ETFs and are index funds that trade like shares. ETFs entitle a holder to receive proportionate cash distributions corresponding to the dividends that accrue to the stocks in the underlying portfolio, less trust expenses. With respect to ETFs that are registered investment companies, the Fund must comply with the 3-5-10 Limitations described above, except that the Fund may invest in certain ETFs, including but not limited to iShares, in excess of the 3-5-10 Limitations in reliance on exemptive relief issued to the ETF by the SEC, provided that certain conditions are met.

The Fund may lend up to 33 1/3% of its total assets, including the assets received by the Fund as collateral for securities loaned. In return, the Fund will receive cash, other securities, and/or letters of credit as collateral.

Investment Risks

Below is a more complete discussion of the types of risks inherent in the securities and investment techniques listed above as well as those risks discussed in “Strategy, Risks and Performance” section in the Fund’s summary section. Because of these risks, the value of the securities held by the Fund may fluctuate, as will the value of your investment in the Fund. Certain investments are more susceptible to these risks than others.

Principal Risks

Credit Risk
The risk that the issuer of a security or the counterparty to a contract will default or otherwise become unable to honor a financial obligation. Credit risk is generally higher for non-investment grade securities. The price of a security can be adversely affected prior to actual default as its credit status deteriorates and the probability of default rises.

Foreign Investment Risk
Risks relating to investments in foreign securities include higher transaction costs, delayed settlements, currency controls, adverse economic developments and possible foreign controls on investment. Foreign investment risk also includes the risk that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. Adverse changes in exchange rates may erode or reverse any gains produced by foreign currency denominated investments and may widen any losses. Exchange rate volatility also may affect the ability of an issuer to repay U.S. dollar denominated debt, thereby increasing credit risk. Foreign securities may also be affected by incomplete or inaccurate financial information on companies, social upheavals or political actions ranging from tax code changes to governmental collapse. These risks are more significant in emerging markets.

8	BB&T Total Return Bond VIF

Securities Lending Risk
Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults or enters into bankruptcy. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security.

High-Yield/High-Risk Debt Securities
High-yield/high-risk debt securities are securities that are rated below investment grade by the primary rating agencies (e.g., BB or lower by S&P and Ba or lower by Moody’s). These securities are considered speculative and involve greater risk of loss than investment grade debt securities. Other terms commonly used to describe such securities include “lower rated bonds,” “non-investment grade bonds” and “junk bonds.”

Interest Rate Risk
The risk that debt prices overall will decline over short or even long periods due to rising interest rates. A rise in interest rates typically causes a fall in values, while a fall in rates typically causes a rise in values. Interest rate risk should be modest for shorter-term securities, moderate for intermediate-term securities, and high for longer-term securities. Generally, an increase in the average maturity of the Fund will make it more sensitive to interest rate risk. The market prices of securities structured as zero coupon or pay-in-kind securities are generally affected to a greater extent by interest rate changes. These securities tend to be more volatile than securities which pay interest periodically.

Derivatives Risk
The Fund may use derivatives in connection with its investment strategies. Derivatives may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions than other types of investments and could result in losses that significantly exceed the Fund’s original investment. Derivatives are subject to the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate or index. The use of derivatives may not be successful, resulting in losses to the Fund, and the cost of hedging may reduce the Fund’s returns. Derivatives also expose the Fund to the credit risk of the derivative counterparty. In addition, use of derivatives for non-hedging purposes increases the Fund’s potential for loss.

Investing in derivatives will result in a form of leverage. Leverage involves special risks. There is no assurance that the Fund will leverage its portfolio or, if it does, that the Fund’s leveraging strategy will be successful. The Fund may be more volatile than if the Fund had not been leveraged because the leverage tends to exaggerate any effect of the increase or decrease in the value of the Fund’s portfolio securities. The Fund cannot assure you that the use of leverage will result in a higher return on your investment, and using leverage could result in a net loss on your investment. Registered investment companies such as the Fund are limited in their ability to engage in derivative transactions and are required to identify and earmark assets to provide.

Pre-Payment/Call Risk
The risk that the principal repayment of a security will occur at an unexpected time. Prepayment risk is the chance that the repayment of a mortgage will occur sooner than expected. Call risk is the possibility that, during times of declining interest rates, a bond issuer will “call” — or repay — higher yielding bonds before their stated maturity. Changes in pre-payment rates can result in greater price and yield volatility. Pre-payments and calls generally accelerate when interest rates decline. When mortgage and other obligations are pre-paid or called, the Fund may have to reinvest in securities with a lower yield. In this event, the Fund would experience a decline in income — and the potential for taxable capital gains. Further, with early prepayment, the Fund may fail to recover any premium paid, resulting in an unexpected capital loss. Prepayment/call risk is generally low for securities with a short-term maturity, moderate for securities with an intermediate-term maturity, and high for securities with a long-term maturity.

U.S. Government Securities Risk
The risk associated with securities issued by agencies of the U.S. government such as Fannie Mae or Freddie Mac. Although U.S. Government Securities issued directly by the U.S. government are guaranteed by the U.S. Treasury, other U.S. Government Securities issued by an agency or instrumentality of the U.S. government may not be. No assurance can be given that the U.S. government would provide financial support to its agencies and instrumentalities if not required to do so by law.

Non-Principal Risks

ETF Risk
The risk associated with the risks of owning the underlying securities the ETF is designed to track. Lack of liquidity in an ETF could result in being more volatile than the underlying portfolio of securities. When the Fund invests in an ETF, in addition to directly bearing expenses associated with its own operations, it will bear a pro rata

BB&T Total Return Bond VIF	9

portion of the ETF’s expenses. As a result, it may be more costly to own an ETF.

Estimated Maturity Risk
The possibility that an underlying mortgage holder will exercise its right to pay principal on an obligation earlier or later than expected. This may happen when there is a rise or fall in interest rates. These events may shorten or lengthen the duration (i.e., interest rate sensitivity) and potentially reduce the value of these securities.

Please see the SAI for more detailed information about the Fund, its investment strategies, and its risks.

Fund Management

Investment Adviser

BB&T Asset Management is the investment adviser for the Fund. BB&T Asset Management, located at 434 Fayetteville Street Mall, 5th Floor, Raleigh, NC 27601, is a wholly-owned subsidiary of BB&T Corporation (“BB&T”), a financial holding company that is a North Carolina corporation, headquartered in Winston-Salem, North Carolina. Through its subsidiaries, BB&T operates more than 1,800 financial centers in the Carolinas, Virginia, West Virginia, Kentucky, Georgia, Tennessee, Maryland, Florida, Alabama, Indiana, Texas, Nevada and Washington, D.C., providing a broad range of financial services to individuals and businesses.

In addition to general commercial, mortgage and retail banking services, BB&T also provides trust, investment, and retail and wholesale insurance services. BB&T has provided investment management services through its Trust and Investment Management Division since 1912. BB&T Asset Management employs an experienced staff of professional portfolio managers and traders who use a disciplined investment process that focuses on maximization of risk-adjusted investment returns. BB&T Asset Management and its predecessors have managed common and collective investment funds for its fiduciary accounts for more than 20 years. As of December 31, 2009, BB&T Asset Management had approximately $17 billion under management.

Under an investment advisory agreement between the BB&T Variable Insurance Funds (the “Trust”) and BB&T Asset Management, the Fund pays BB&T Asset Management an investment advisory fee, computed daily and payable monthly, at an annual rate equal to the lesser of: (a) 0.60% of the Fund’s average daily net assets; or (b) such amount as may from time to time be agreed upon in writing by the Trust and BB&T Asset Management. For these advisory services, the Fund paid 0.30% of average net assets during the fiscal year ended December 31, 2009. The Fund’s Adviser currently limits its management fee to 0.50%. Total Annual Fund Operating Expenses, after fee waivers and expense reimbursements excluding Acquired Fund Fees and Expenses, currently are limited to 1.14%. Any fee waivers or expense reimbursement is voluntary and may be discontinued at any time.

Investment Sub-Adviser

Sterling Capital serves as the sub-adviser to the Fund pursuant to a sub-advisory agreement with BB&T Asset Management (the “Sterling Capital Sub-Advisory Agreement”). Under the Sterling Capital Sub-Advisory Agreement, Sterling Capital manages the Fund, selects its investments and places all orders for purchases and sales of the Fund’s securities, subject to the direction and supervision of the Board of Trustees and BB&T Asset Management, any written guidelines adopted by the Board of Trustees or BB&T Asset Management and furnished to Sterling Capital, and in accordance with the Fund’s written investment restrictions.

Sterling Capital’s address is:  4064 Colony Road, Suite 300, Charlotte, NC 28211. Sterling Capital was organized as a limited liability company on January 27, 2005. Sterling Capital, originally founded in 1970, is an affiliate of BB&T Asset Management because it is 70% owned by the parent of BB&T Asset Management, BB&T. As of December 31, 2009, Sterling Capital had approximately $13.3 billion in assets under management.

In consideration for the services provided and expenses assumed under the Sterling Capital Sub-Advisory Agreement, BB&T Asset Management has agreed to pay Sterling Capital a fee, computed daily and paid monthly, at an annual rate of 0.25% of the Fund’s average daily net assets or such lower fee as may be agreed upon in writing by BB&T Asset Management and Sterling Capital.

A discussion regarding the basis for the Board of Trustees approving the investment advisory agreement with BB&T Asset Management and the Sterling Capital Sub-Advisory Agreement is available in the Fund’s annual report to shareholders for the period ended December 31, 2009.

Portfolio Manager

Mark Montgomery, CFA, has been Portfolio Manager of the BB&T Total Return Bond VIF since January 2008. Mr. Montgomery is a Managing Director, Fixed Income Portfolio Manager and head of Sterling Capital’s fixed-income team. He worked for seven years in the Vanguard Group’s long-term and high-yield municipal portfolio management team before joining Sterling Capital in 1997.

Additional information regarding the Portfolio Manager’s compensation, other accounts managed by the Portfolio Manager, and the Portfolio Manager’s ownership of shares in the Fund is available in the SAI.

10	BB&T Total Return Bond VIF

Administrator

BB&T Asset Management, Inc. (the “Administrator”), 434 Fayetteville Street Mall, 5th Floor, Raleigh, NC 27601, serves as the Fund’s administrator. The administrative services of the Administrator include providing office space, equipment and clerical personnel to the Fund and supervising custodial, auditing, valuation, bookkeeping, legal, and dividend disbursing services. PNC Global Investment Servicing (U.S.) Inc., 301 Bellevue Parkway, Wilmington, DE 19809, serves as the Fund’s sub-administrator.

The SAI has more detailed information about the Fund’s Adviser and other service providers.

Pricing of Fund Shares

The NAV for the Fund is determined and its shares are priced at the close of regular trading on the New York Stock Exchange (“NYSE”), normally at 4:00 p.m. Eastern time on days the NYSE is open. On any day that the bond or stock markets close early, such as days in advance of or following holidays or in the event of an emergency, the Fund reserves the right to advance the time NAV is determined and by which purchase, redemption, and exchange orders must be received on that day.

Your order for purchase, sale or exchange of shares is priced at the next NAV calculated after your order is accepted. This is what is known as the offering price.

The Fund’s securities are generally valued at current market prices. If market quotations are not readily available, or if available market quotations are determined not to be reliable, prices will be based on fair value as determined by BB&T Funds’ Pricing Committee (the “Pricing Committee”) pursuant to procedures established by the Trust’s Board of Trustees. For further information regarding the methods used in valuing the Fund’s investments, please see “Fair Value Pricing Policies.”

Fair Value Pricing Policies

The Fund will fair value price its securities when market quotations are not readily available or if available market quotations are determined not to be reliable. Generally, this would include securities for which trading has been halted, securities whose value has been materially affected by the occurrence of a significant event (as defined below), securities whose price has become stale (i.e., the market price has remained unchanged for five business days), and other securities where a market price is not available from either a national pricing service or a broker. In these situations, the Pricing Committee will employ certain Board-approved methodologies to determine a fair value for the securities. Fair valuations will be reviewed by the Board of Trustees on a quarterly basis. Fair value pricing may result in a different determination of the Fund’s NAV price than other valuation methods.

A “significant event” is one that occurred prior to the Fund’s valuation time, is not reflected in the most recent market price of a security, and materially affects the value of a security. Generally, such “significant events” relate to developments in foreign securities that occur after the close of trading in their respective markets. The Fund’s accounting agent may obtain fair value prices of foreign securities through utilization of a Fair Value Pricing Service previously approved by the Board where a movement in the U.S. equities market is sufficiently large to constitute a trigger established by the Pricing Committee.

Purchasing and
Redeeming Shares

Shares of the Fund are available for purchase by insurance company separate accounts to serve as an investment medium for variable insurance contracts, and by qualified pension and retirement plans, certain insurance companies, and BB&T Asset Management. Investors do not deal directly with the Fund to purchase or redeem shares. Please refer to the separate account’s prospectus for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the separate account that invests in the Fund.

Shares of the Fund are purchased or redeemed at the NAV based on the next determination after receipt and acceptance by the Fund (or an agent) of a purchase order or receipt of a redemption request. The Fund reserves the right to reject or refuse, in its discretion, any order for the purchase of the Fund’s shares, in whole or in part. Transactions in shares of the Fund will be effected only on a business day of the Fund.

Payment for shares redeemed normally will be made within seven days. The Fund intends to pay cash for all shares redeemed, but under abnormal conditions, such as a very large redemption that could affect Fund operations, payment may be made wholly or partly in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it calculates its NAV. A shareholder may incur brokerage costs in converting such securities to cash. Payment for shares may be delayed under extraordinary circumstances or as permitted by the SEC in order to protect remaining investors.

The Trust currently does not foresee any disadvantages to investors if the Fund served as an investment medium for both variable annuity contracts and variable life insurance policies. However, it is theoretically possible

BB&T Total Return Bond VIF	11

that the interest of owners of annuity contracts and insurance policies for which the Fund served as an investment medium might at some time be in conflict due to differences in tax treatment or other considerations. The Board of Trustees and each participating insurance company would be required to monitor events to identify any material conflicts between variable annuity contract owners and variable life insurance policy owners, and would have to determine what action, if any, should be taken in the event of such a conflict. If such a conflict occurred, an insurance company participating in the Fund might be required to redeem the investment of one or more of its separate accounts from the Fund, which might force the Fund to sell securities at disadvantageous prices.

The Fund reserves the right to discontinue offering shares at any time, or to cease investment operations entirely.

Shareholder Servicing Arrangements — Revenue Sharing

The Adviser and/or its affiliates may pay out of their own assets compensation to financial institutions, including insurance companies, and other persons for distribution and/or servicing of the Fund’s shares. These additional cash incentives, sometimes referred to as “revenue sharing arrangements,” are payments over and above the service fees paid by the Fund, which are described below. These payments, which may be different for different financial institutions, will not change the price an investor will pay for Fund shares or the amount that the Fund will receive for the sale of Fund shares.

Servicing Agents

The Trust has adopted a plan under which up to 0.25% of the Fund’s average daily net assets may be expended for support services to investors, such as establishing and maintaining accounts and records, providing account information, arranging for bank wires, responding to routine inquiries, forwarding investor communications, assisting in the processing of purchase and redemption requests, and assisting investors in changing account designations and addresses. For expenses incurred and services provided, a financial institution (or its affiliate) providing these services (“Servicing Agent”) may receive a fee from the Fund, computed daily and paid monthly, at an annual rate of up to 0.25% of the average daily net assets of the Fund allocable to variable insurance contracts owned by customers of the Servicing Agent. A Servicing Agent may periodically waive all or a portion of its servicing fees with respect to the Fund, but is under no obligation to do so.

Market Timing/Short-Term Trading

Excessive short-term trading or other abusive trading practices may disrupt portfolio management strategies and hurt Fund performance. Such practices may dilute the value of Fund shares, interfere with the efficient management of the Fund’s investments, and increase brokerage and administrative costs. To prevent disruption in the management of the Fund due to market timing strategies, we have adopted certain policies and procedures. We reserve the right to close any account or limit exchange activity for any account in which we have identified a pattern of excessive or abusive trading. We cannot guarantee that we will detect every market timer due to the limitations inherent in our technological systems; as a result, some shareholders may be able to market time while others bear the effect of market timing activity. For example, certain accounts, which are known as omnibus accounts, include multiple investors and such accounts typically provide the Fund with a net purchase or redemption order on any given day where purchasers of Fund shares and redeemers of Fund shares are netted against one another and the identity of individual purchasers and redeemers are not known by the Fund. While the Fund seeks to monitor the omnibus accounts for market timing activities and may restrict purchases or exchanges of Fund shares held in such omnibus accounts pursuant to Rule 22c-2 shareholder information agreements between the Fund and the financial intermediaries holding such omnibus accounts, the netting effect limits the Fund’s ability to locate and eliminate individual market timers. In addition to the Fund’s frequent trading policies, the Fund may permit financial intermediaries to utilize their own policies and procedures to identify market timers holding Fund shares through omnibus accounts. These policies and procedures may be different than those utilized by the Funds.

We will apply our policies and procedures consistently to all Fund shareholders, except with respect to trades that occur through omnibus accounts at financial intermediaries as described above. We reserve the right to modify our policies and procedures at any time without prior notice as we deem in our sole discretion to be in the best interests of Fund shareholders, or to comply with state or federal legal requirements.

Dividends and Distributions

All dividends and distributions will be automatically reinvested unless you request otherwise. There are no sales charges for reinvested distributions. Income dividends for the Fund are declared daily and paid monthly.

Distributions are made on a per share basis regardless of how long you’ve owned your shares. Therefore, if you

12	BB&T Total Return Bond VIF

invest shortly before the distribution date, some of your investment will be returned to you in the form of a distribution.

Taxation

The following discussion is a summary of some important U.S. federal tax considerations generally applicable to an investment in the Fund. Please consult your tax adviser regarding your specific questions about federal, state, local or other tax laws applicable to you. The Fund intends to elect and to qualify to be taxed as a “regulated investment company” under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). If the Fund qualifies as a “regulated investment company” and complies with the appropriate provisions of the Code, the Fund will not be liable for federal income tax on income it distributes in a timely manner to its shareholders.

An insurance company separate account that funds variable life insurance contracts can “look through” a qualifying regulated investment company to determine its own diversification. Consequently, the Fund intends to diversify its investments in a manner intended to comply with tax requirements applicable to regulated investment companies generally and those specific to regulated investment companies that fund variable contracts in particular. The Fund will diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a single issuer are treated as one investment and each U.S. government agency or instrumentality is treated as a separate issuer.

If the Fund fails to meet these diversification requirements or otherwise fails to qualify as a regulated investment company, income with respect to variable insurance contracts invested in the Fund at any time during the calendar quarter in which the failure occurred could become currently taxable to the owners of the contracts. Similarly, income for prior periods with respect to such contracts also could be taxable, most likely in the year of the failure to achieve the required diversification. Other adverse tax consequences could also ensue.

In addition, if holders of variable life insurance or variable annuity contracts were to be treated as having an impermissible level of control of the investments underlying their contracts, the advantageous tax treatment provided to insurance company separate accounts under the Code would no longer be available. Please see the SAI for further discussion.

Because the shareholders of the Fund will be separate accounts, no discussion is included here as to tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of the variable life insurance policies and variable annuity contracts, see the prospectus for the relevant variable insurance or annuity contract. See the SAI for more information on taxes.

The discussion above is based on the assumption that the shares of the Fund will be respected as owned by the insurance company separate accounts. If this is not the case, the person(s) determined to own the shares will be currently taxed on Fund distributions and redemption proceeds.

Disclosure of Portfolio Holdings

Information regarding the Fund’s policies and procedures regarding the disclosure of portfolio holdings is contained in the Fund’s SAI.

BB&T Total Return Bond VIF	13

Financial Highlights

The following table is included to assist investors in evaluating the financial performance of the Fund during the five-year period ended December 31, 2009. Certain information reflects financial results of a single share. “Total Return” represents how much an investment in the Fund would have earned (or lost) during each year. This information has been audited by KPMG LLP, independent registered public accounting firm of the Fund. The information does not reflect charges and fees associated with a separate account that invests in the Fund or any insurance contract for which the Fund is an investment option. This report, along with the Fund’s financial statements, is incorporated by reference in the SAI, which is available upon request.

	Year Ended December 31,
	2009	2008	2007	2006	2005

Net Asset Value, Beginning of Year	$9.94	$10.02	$9.83	$9.92	$10.08

Investment Activities:
Net investment income (loss)	0.41 (a)	0.41 (a)	0.31	0.50	0.33
Net realized/unrealized gains (losses) on investments	0.42	(0.08)	0.31	(0.17)	(0.10)

Total from Investment Activities	0.83	0.33	0.62	0.33	0.23

Distributions:
Net Investment Income	(0.40)	(0.41)	(0.43)	(0.42)	(0.36)
Net realized gains on investments	—	—	—	—	(0.03)

Total Distributions	(0.40)	(0.41)	(0.43)	(0.42)	(0.39)

Net Asset Value, End of Year	$10.37	$9.94	$10.02	$9.83	$9.92

Total Return*	8.57%	3.38%	6.47%	3.47%	2.29%
Ratios/Supplemental Data:
Net Assets, End of Year (000)	$22,062	$20,996	$14,064	$6,767	$18,777
Ratio of net expenses to average net assets	0.94%	0.81%	0.77%	0.77%	1.00%
Ratio of net investment income (loss) to average net assets	4.09%	4.11%	4.42%	4.34%	3.38%
Ratio of expenses to average net assets**	1.24%	1.03%	1.01%	0.88%	1.12%
Portfolio turnover rate	109.12%	152.74%	252.64%	188.24%	196.66%

*	Total return ratios assume reinvestment of distributions at a net asset value. Total return ratios do not reflect charges pursuant to the terms of the insurance contracts funded by separate accounts that invest in the Fund’s shares.

**	During the period certain fees were reduced. If such reductions had not occurred, the ratios would have been as indicated.

(a)	Per share net investment income (loss) has been calculated using the average daily shares method.

For more information about the Fund, the following documents are available free upon request:

Annual/Semi-Annual Reports (Reports):

Annual and semi-annual reports to shareholders contain additional information on the Fund’s investments. In the annual report, an investor will find a discussion of the market conditions and investment strategies that significantly affected the Fund’s performance during its last fiscal year.

Statement of Additional Information (SAI):

The SAI provides more detailed information about the Fund, including its operations and investment policies. It is incorporated by reference and is legally considered a part of this prospectus.

An investor can get free copies of the Reports and the SAI, or request other information and discuss any questions about the Fund, by contacting a broker or bank that sells an insurance contract that offers the Fund as an investment option. The Fund does not maintain a Web site. However, you may obtain free copies of the Reports and the SAI by contacting us at:

BB&T Variable Insurance Funds
P.O. Box 9762
Providence, RI 02940-9762
Telephone: 1-800-228-1872

Investors can review and copy the SAI and other information about the Fund at the Public Reference Room of the SEC. Investors may call 1-202-551-8090 for more information about the Public Reference Room. Investors can get text-only copies of information about the Fund:

•	For a fee, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102 or by electronic request at publicinfo@sec.gov.

•	Free from the EDGAR database on the SEC’s Web site at http://www.sec.gov.

Investment Company Act file no.  811-21682.

BB&T VARIABLE INSURANCE FUNDS
1-800-228-1872
STATEMENT OF ADDITIONAL INFORMATION
May 1, 2010
This Statement of Additional Information (“SAI”) describes four diversified investment portfolios of BB&T Variable Insurance Funds, a Massachusetts business trust (the “Trust”). The funds are the:

—	BB&T Select Equity VIF (QBSEFX) (formerly, BB&T Large Cap VIF);

—	BB&T Capital Manager Equity VIF (QBCMEX);

—	BB&T Special Opportunities Equity VIF (QBSOEX); and

—	BB&T Total Return Bond VIF (QBTRBX) (collectively, the “Funds”).

The Trust offers an indefinite number of transferable units of interest (“Shares”) of each Fund. Shares of the Funds may be sold to segregated asset accounts (“Separate Accounts”) of insurance companies to serve as the investment medium for variable life insurance policies and variable annuity contracts (“Variable Contracts”) issued by the insurance companies. Shares of the Funds also may be sold to qualified pension and retirement plans, certain insurance companies, and the investment adviser or administrator of the Funds. The Separate Accounts invest in Shares of the Funds in accordance with allocation instructions received from owners of the Variable Contracts (“Variable Contract Owners”).
This SAI is not a Prospectus and is authorized for distribution only when preceded or accompanied by a Prospectus of the Funds, dated May 1, 2010, as supplemented from time to time. This SAI contains more detailed information than that set forth in Prospectuses and should be read in conjunction with the Prospectuses. Copies of the Prospectuses may be obtained by writing the Trust at P.O. Box 9762, Providence, Rhode Island 02940-9762, or by telephoning the toll free number set forth above.
The Prospectuses of the Funds and this SAI are not an offering of the securities herein described in any state in which such offering may not lawfully be made. No salesman, dealer or other person is authorized to give any information or make any representation other than those contained in the Prospectuses of the Funds and this SAI.

TABLE OF CONTENTS

INVESTMENT OBJECTIVES AND POLICIES	3
Additional Information on Portfolio Instruments	3
Investment Restrictions	23
Portfolio Turnover	24
VALUATION OF THE FUNDS	24
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION	25
MANAGEMENT OF THE TRUST	25
Trustees and Officers	25
Investment Adviser	30
Investment Sub-Advisers	31
Portfolio Managers	33
Proxy Voting Policies and Procedures	37
Portfolio Transactions	37
Federal Banking Law	39
Administrator	40
Sub-Administrator	41
Service Plan	41
Custodian, Transfer Agent and Fund Accounting Services	41
Independent Registered Public Accounting Firm	41
Legal Counsel	41
Code of Ethics	41
ADDITIONAL INFORMATION	41
Description of Shares	41
Vote of a Majority of the Outstanding Shares	42
Shareholder and Trustee Liability	42
Disclosure of Portfolio Holdings	43
Additional Tax Information	43
Miscellaneous	45
FINANCIAL STATEMENTS	47
APPENDIX A: Description of Bond Ratings	48
APPENDIX B: BB&T Asset Management Proxy Policy and Voting Procedures	54
APPENDIX C: Sterling Capital Management Proxy Policy and Voting Procedures	57

BB&T VARIABLE INSURANCE FUNDS
The Trust is an open-end management investment company which currently offers multiple separate portfolios, each with different investment objectives. This SAI contains information about the following four diversified Funds which, along with the “Underlying Funds” that are part of the BB&T Funds group of investment companies described below, are advised by BB&T Asset Management, Inc. (“BB&T Asset Management” or “Adviser”): the BB&T Select Equity VIF (formerly, BB&T Large Cap VIF) (the “Select Equity VIF”), the BB&T Capital Manager Equity VIF (the “Capital Manager Equity VIF”), the BB&T Special Opportunities Equity VIF (the “Special Opportunities Equity VIF”) with Scott & Stringfellow, LLC (a “Sub-Adviser”) serving as the sub-adviser, and the BB&T Total Return Bond VIF (the “Total Return Bond VIF”) with Sterling Capital Management LLC (also a “Sub-Adviser”) serving as the sub-adviser. The Select Equity VIF and Special Opportunities Equity VIF are referred to herein as the “Stock Funds.”
Much of the information contained in this SAI expands upon subjects discussed in the Prospectuses of the Funds described above. Capitalized terms not defined herein are defined in such Prospectuses. No investment in a Fund should be made without first reading the Fund’s Prospectus.
INVESTMENT OBJECTIVES AND POLICIES
Certain Funds have non-fundamental investment policies obligating such a Fund to commit, under normal circumstances, at least 80% of its assets to particular types of investments suggested by the Fund’s name. For purposes of such an investment policy, “assets” includes the Fund’s net assets, as well as any amounts borrowed for investment purposes. The following information supplements the investment objectives and policies of the Funds as set forth in the Prospectus (to the extent not inconsistent with a Fund’s investment objective and strategy and the Investment Company Act of 1940, as amended (the “1940 Act”)).
ADDITIONAL INFORMATION ON THE CAPITAL MANAGER EQUITY VIF’S INVESTMENT POLICIES
The Capital Manager Equity VIF seeks its investment objective by investing in a diversified portfolio of equity mutual funds including (i) BB&T Funds; and (ii) other registered open-end and closed-end investment companies (including exchange-traded funds) that are not a part of the BB&T Funds group of investment companies (collectively, the “Underlying Funds”). Accordingly, the investment performance of the Capital Manager Equity VIF is directly related to the performance of the Underlying Funds, which may engage in the investment techniques described below. In addition to shares of the Underlying Funds, for temporary cash management purposes, the Capital Manager Equity VIF may invest in short-term obligations (with maturities of 12 months or less) consisting of commercial paper (including variable amount master demand notes) and obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. The Capital Manager Equity VIF may invest in other securities to the extent permitted by the 1940 Act. These investments are described below under “Additional Information on Portfolio Instruments.”
ADDITIONAL INFORMATION ON PORTFOLIO INSTRUMENTS
The Funds’ Prospectuses discuss the investment objectives of the Funds and the policies to be employed to achieve those objectives. This section contains supplemental information concerning certain types of securities and other instruments in which the Funds may invest (to the extent not inconsistent with a Fund’s investment objective and strategy and the 1940 Act), the investment policies and portfolio strategies that the Funds may utilize, and certain risks attendant to such investments, policies and strategies. To the extent consistent with its investment objective and policies, each of the Underlying Funds may also invest in the portfolio instruments described below.
The Appendix to this SAI identifies nationally recognized statistical ratings organizations (“NRSROs”) that may be used by BB&T Asset Management, Inc., Scott & Stringfellow, LLC, and Sterling Capital Management LLC with regard to portfolio investments for the Funds and provides a description of relevant ratings assigned by each such NRSRO. A rating by an NRSRO may be used only where the NRSRO is neither controlling, controlled by, nor under common control with the issuer of, or any issuer, guarantor, or provider of credit support for, the instrument.
     AUCTION RATE SECURITIES. The Funds may invest in securities issued by municipalities and governmental agencies and sold through an auction process.
     Provided that the auction mechanism is successful, auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by a “Dutch” auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale.
     While this process is designed to permit auction rate securities to be traded at par value, there is the risk that an auction will fail due to insufficient demand for the securities. Since February 2008, numerous auctions have failed due to insufficient demand for securities and have continued to fail for an extended period of time. Failed auctions may adversely impact the liquidity of auction rate securities investments. Although some issuers of auction rate securities are redeeming or are considering redeeming such securities, such issuers are not obligated to do so and, therefore, there is no guarantee that a liquid market will exist for a Fund’s investments in auction rate securities at a time when the Fund wishes to dispose of such securities.
     An issuer’s obligations under its auction rate municipal securities are subject to provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the Federal Bankruptcy Code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its auction rate municipal securities may be materially, adversely affected by litigation or other conditions.
     EQUITY SECURITIES. The Funds may invest in equity securities. Equity securities include common stocks, preferred stocks, convertible securities, and warrants. Common stocks, which represent an ownership interest in a company, are probably the most recognized type of equity security. Equity securities have historically outperformed most other securities, although their prices can be volatile in the short term. Market conditions and political, economic, and even company-specific news can cause significant changes in the price of a stock. Smaller companies (as measured by market capitalization), sometimes called small-cap companies or small-cap stocks, may be especially sensitive to these factors. To the extent a Fund invests in equity securities, that Fund’s Shares will fluctuate in value, and thus equity securities may be more suitable for long-term investors who can bear the risk of short-term fluctuations.
The Stock Funds may also invest in a company’s securities at the time of a company’s initial public offering (“IPO”). Companies involved in IPOs are often smaller and have a limited operating history, which involves a greater risk that the value of their securities will be impaired following the IPO. In addition, market psychology prevailing at the time of an IPO can have a substantial and unpredictable effect on the price of an IPO security, causing the price of a company’s securities to be particularly volatile at the time of its IPO and for a period thereafter. As a result, a Fund’s Adviser or Sub-Adviser might decide to sell an IPO security more quickly than it would otherwise, which may result in significant gains or losses to the Fund.
     CREDIT ENHANCEMENT. The Total Return Bond VIF may purchase securities subject to credit enhancements. Credit enhancement consists of an arrangement in which a company agrees to pay amounts due on a fixed income security if the issuer defaults. In some cases the company providing credit enhancement makes all payments directly to the security holders and receives reimbursement from the issuer. The credit enhancer has greater financial resources and liquidity than the issuer. However, there can be no assurance that the company supplying the credit enhancement can meet all its obligations under these arrangements.
     Common types of credit enhancement include guarantees, letters of credit, bond insurance, and surety bonds. Credit enhancement also includes arrangements where securities or other liquid assets secure payment of a fixed-income security. If a default occurs, these assets may be sold and the proceeds paid to the security’s holder. Either form of credit enhancement reduces credit risks by providing another source of payment for a fixed income security.
     ZERO COUPON SECURITIES. The Funds may purchase zero coupon securities, including U.S. government securities. Zero coupon securities do not pay interest or principal until final maturity unlike debt securities that provide periodic payments of interest (referred to as a coupon payment). Investors buy zero coupon securities at a price below the amount payable at maturity. The difference between the purchase price and the amount paid at maturity represents interest on the zero coupon security. Investors must wait until maturity to receive interest and principal, which increases the interest rate and credit risks of a zero coupon security. Even though such securities do not pay current interest in cash, a Fund nonetheless is required to accrue interest income on these investments and to distribute the interest income on a current basis. Thus, a Fund could be required at times to liquidate other investments in order to satisfy its distribution requirements. There are many forms of zero coupon securities. Some are issued as a discount and are referred to as zero coupon or capital appreciation bonds. Others are created from interest-bearing bonds by separating the right to receive the bond’s coupon payments from the right to receive the bond’s principal due at maturity, a process known as coupon stripping. In addition, some securities give the issuer the option to deliver additional securities in place of cash interest payments, thereby increasing the amount payable at maturity. These are referred to as pay-in-kind or PIK securities.

     INSURANCE CONTRACTS. The Funds may purchase insurance contracts. Insurance contracts include guaranteed investment contracts, funding agreements and annuities. The Funds treat these contracts as fixed income securities.
     The Funds may make limited investments in funding agreements issued by highly rated U.S. insurance companies. Under these agreements, the Funds make cash contributions to a deposit fund of the insurance company’s general account. The insurance company then credits interest to the Fund on a monthly or quarterly basis, which is based on an index (such as LIBOR).
     BANKERS’ ACCEPTANCES AND CERTIFICATES OF DEPOSIT. The Funds may invest in bankers’ acceptances, certificates of deposit, and demand and time deposits. The Funds may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of their respective total assets. Bankers’ acceptances are negotiable drafts or bills of exchange typically drawn by an importer or exporter to pay for specific merchandise, which are “accepted” by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or a savings and loan association for a definite period of time and earning a specified return.
     Bankers’ acceptances will be those guaranteed by domestic and foreign banks, if at the time of investment such banks have capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements). Certificates of deposit and demand and time deposits will be those of domestic and foreign banks and savings and loan associations, if (a) at the time of investment they have capital, surplus, and undivided profits in excess of $100,000,000 (as of the date of their most recently published financial statements) or (b) the principal amount of the instrument is insured in full by the Federal Deposit Insurance Corporation (“FDIC”).
     COMMERCIAL PAPER. The Funds may invest in commercial paper. Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return, Tax-exempt commercial paper is commercial paper of a tax-exempt issuer with a maturity of less than nine months.
     Commercial paper purchasable by the Funds includes “Section 4(2) paper,” a term that includes debt obligations issued in reliance on the “private placement” exemption from registration afforded by Section 4(2) of the Securities Act of 1933 (the “1933 Act”). Section 4(2) paper is restricted as to disposition under the Federal securities laws, and is frequently sold (and resold) to institutional investors such as the Funds through or with the assistance of investment dealers who make a market in the Section 4(2) paper, thereby providing liquidity. Certain transactions in Section 4(2) paper may qualify for the registration exemption provided in Rule 144A under the 1933 Act.
     VARIABLE AMOUNT MASTER DEMAND NOTES. Variable amount master demand notes, in which the Funds may invest, are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. They are also referred to as variable rate demand notes. Because these notes are direct lending arrangements between the Fund and the issuer, they are not normally traded. Although there may be no secondary market in the notes, the Funds may demand payment of principal and accrued interest at any time or during specified periods not exceeding one year, depending upon the instrument involved, and may resell the note at any time to a third party. The absence of such an active secondary market, however, could make it difficult for a Fund to dispose of a variable amount master demand note if the issuer defaulted on its payment obligations or during periods when the Fund is not entitled to exercise their demand rights, and a Fund could, for this or other reasons, suffer a loss to the extent of the default. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes must satisfy the credit criteria used by BB&T Asset Management or the Sub-Adviser for commercial paper. BB&T Asset Management or the Sub-Adviser will consider the earning power, cash flow, and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand. Where necessary to ensure that a note is of “high quality,” a Fund will require that the issuer’s obligation to pay the principal of the note be backed by an unconditional bank letter or line of credit, guarantee or commitment to lend. In determining dollar-weighted average portfolio maturity, a variable amount master demand note will be deemed to have a maturity equal to the period of time remaining until the principal amount can be recovered from the issuer through demand or, if longer, the period of time remaining until the next adjustment of the interest rate.
     FOREIGN INVESTMENTS. The Funds may invest in certain obligations or securities of foreign issuers. Permissible investments include Eurodollar Certificates of Deposit (“ECDs”) which are U.S. dollar denominated certificates of deposit issued by branches of foreign and domestic banks located outside the United States, Yankee Certificates of Deposit (“Yankee CDs”) which are certificates of deposit issued by a U.S. branch of a foreign bank, denominated in U.S. dollars and held in the United States, Eurodollar Time Deposits (“ETD’s”) which are U.S. dollar denominated deposits in a foreign branch of a U.S. bank or a foreign bank, and Canadian

Time Deposits (“CTD’s”) which are U.S. dollar denominated certificates of deposit issued by Canadian offices of major Canadian Banks. The Funds may invest in foreign commercial paper, including Canadian Commercial Paper, which is commercial paper issued by a Canadian corporation or a Canadian counterpart of a U.S. corporation, and European commercial paper, which is U.S. dollar denominated commercial paper of an issuer located in Europe. The Total Return Bond VIF may also invest in debt obligations of foreign issuers denominated in foreign currencies.
     The Funds may invest in securities issued by foreign branches of U.S. banks, foreign banks, or other foreign issuers, including American Depositary Receipts (“ADRs”), European Depository Receipts (“EDRs”), Global Depository Receipts (“GDRs”), and securities purchased on foreign securities exchanges.
     ADRs typically are issued by an American bank or trust company and evidence ownership of underlying securities issued by a foreign corporation. EDRs, which are sometimes referred to as Continental Depositary Receipts, are receipts issued in Europe, typically by foreign banks and trust companies, that evidence ownership of either foreign or domestic underlying securities. GDRs are depository receipts structured like global debt issues to facilitate trading on an international basis. ADRs, EDRs, and GDRs may be issued as sponsored or unsponsored programs. In sponsored programs an issuer has made arrangements to have its securities traded in the form of ADRs, EDRs, or GDRs. Unsponsored ADR, EDR, and GDR programs are organized independently and without the cooperation of the issuer of the underlying securities. As a result, although regulatory requirements with respect to sponsored and unsponsored programs are generally similar, available information concerning the issuers may not be as current for unsponsored ADRs, EDRs, and GDRs, and the prices of unsponsored ADRs, EDRs and GDRs may be more volatile than if such instruments were sponsored by the issuer.
     Investing in foreign securities involves considerations not typically associated with investing in securities of companies organized and operated in the United States. Because foreign securities generally are denominated and pay dividends or interest in foreign currencies, the value of a Fund that invests in foreign securities as measured in U.S. dollars will be affected favorably or unfavorably by changes in currency exchange rates. A Fund’s investments in foreign securities may also be adversely affected by changes in foreign political or social conditions, diplomatic relations, confiscatory taxation, expropriation, limitation on the removal of funds or assets, or imposition of (or change in) exchange control regulations and the adoption of other foreign governmental restrictions. In addition, changes in government administrations or economic or monetary policies in the U.S. or abroad could result in appreciation or depreciation of portfolio securities and could favorably or adversely affect a Fund’s operations. Special tax considerations apply to foreign securities.
     Additional risks include less publicly available information, the risk that companies may not be subject to the accounting, auditing, and financial reporting standards and requirements of U.S. companies, the risk that foreign securities markets may have less volume and therefore many securities traded in these markets may be less liquid and their prices more volatile than U.S. securities, the risk that custodian and brokerage costs may be higher, the risk of future adverse political and economic developments, possible seizure, currency blockage, nationalization of foreign investments, and the risk of less stringent disclosure standards. Foreign issuers of securities or obligations are often subject to accounting treatment and engage in business practices different from those respecting domestic issuers of similar securities or obligations. Foreign branches of U.S. banks and foreign banks may be subject to less stringent reserve requirements than those applicable to domestic branches of U.S. banks. The Funds will acquire such securities only when BB&T Asset Management or the Sub-Adviser believes the benefits associated with such investments outweigh the risks.
     The Total Return Bond VIF may invest its assets in countries with emerging economies or securities markets. These countries may include Argentina, Brazil, Bulgaria, China, Croatia, Cyprus, The Czech Republic, Egypt, Estonia, Hungary, India, Indonesia, Jordan, Kazakhstan, Latvia, Lebanon, Lithuania, Malaysia, Mexico, Morocco, The Philippines, Poland, Romania, Russia, Serbia, Slovenia, Slovakia, South Africa, South Korea, Taiwan, Thailand, Turkey, Ukraine, and Zambia. Political and economic structures in many of these countries may be undergoing significant evolution and rapid development, and these countries may lack the social, political, and economic stability characteristics of more developed countries. Some of these countries may have in the past failed to recognize private property rights and have at times nationalized or expropriated the assets of private companies. As a result, the risks described above, including the risks of nationalization or expropriation of assets, may be heightened. In addition, unanticipated political or social developments may affect the value of investments in these countries and the availability to the Fund of additional investments in emerging market countries. The small size and inexperience of the securities markets in certain of these countries and the limited volume of trading in securities in these countries may make investments in the countries less liquid and more volatile than investments in Japan or most Western European countries. There may be little financial or accounting information available with respect to issuers located in certain emerging market countries, and as a result it may be difficult to access the value or prospects of an investment in such issuers.

     Costs attributable to investing abroad are usually higher for several reasons, such as the higher cost of investment research, higher cost of custody of foreign securities, higher commissions paid on comparable transactions on foreign markets, foreign income taxes withheld at the source, and additional costs arising from delays in settlements of transactions involving foreign securities.
     REPURCHASE AGREEMENTS. Securities held by each of the Funds may be subject to repurchase agreements. Under the terms of a repurchase agreement, a Fund would acquire securities from member banks of the FDIC with capital, surplus, and undivided profits of not less than $100,000,000 (as of the date of their most recently published financial statements) and from registered broker-dealers which BB&T Asset Management or the Sub-Adviser deems creditworthy under guidelines approved by the Board of Trustees, subject to the seller’s agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price would generally equal the price paid by the Fund plus interest negotiated on the basis of current short-term rates, which may be more or less than the rate on the underlying portfolio securities. The seller under a repurchase agreement will be required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest) and BB&T Asset Management or the Sub-Adviser will monitor the collateral’s value to ensure that it equals or exceeds the repurchase price (including accrued interest).
     If the seller were to default on its repurchase obligation or become insolvent, a Fund holding such obligation would suffer a loss to the extent that the proceeds from a sale of the underlying portfolio securities were less than the repurchase price under the agreement, or to the extent that the disposition of such securities held by the Fund were delayed pending court action. Additionally, if the seller should be involved in bankruptcy or insolvency proceedings, a Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying security to the seller’s estate. Securities subject to repurchase agreements will be held in a segregated account by the Funds’ custodian or another qualified custodian or in the Federal Reserve/Treasury book-entry system. Repurchase agreements are considered to be loans by a Fund under the 1940 Act.
     REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLL AGREEMENTS. The Funds may also enter into reverse repurchase agreements and dollar roll agreements in accordance with applicable investment restrictions. Pursuant to such reverse repurchase agreements, a Fund would sell certain of its securities to financial institutions such as banks and broker-dealers, and agree to repurchase them at a mutually agreed-upon date and price. A dollar roll agreement is analogous to a reverse repurchase agreement, with a Fund selling mortgage-backed securities for delivery in the current month and simultaneously contracting to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. In connection with entering into a reverse repurchase agreement or dollar roll agreement, a Fund will earmark and reserve on the custodian’s or the Fund’s records liquid assets in an amount sufficient to cover the Fund’s obligations under the agreement, in accordance with procedures adopted by the Fund’s Board of Trustees.
     Reverse repurchase agreements and dollar roll agreements involve risks, such that the market value of securities to be purchased by the Fund may decline below the price at which it is obligated to repurchase the securities, or that the other party may default on its obligation, so that the Fund is delayed or prevented from completing the transaction. Reverse repurchase agreements are considered to be borrowings by the Fund under the 1940 Act.
     U.S. GOVERNMENT SECURITIES. The Funds may invest in bills, notes and bonds issued or guaranteed by the U.S. Treasury and in other securities issued or guaranteed by the U.S. government, its agencies and instrumentalities. Such securities may include those which are supported by the full faith and credit of the U.S. government, such as obligations of the Government National Mortgage Association and the Export-Import Bank of the United States; others which are supported by the right of the issuer to borrow from the Treasury, such as obligations of the Federal National Mortgage Association; others which are supported by the discretionary authority of the U.S. government to purchase the agency’s securities; and still others, such as those of the Federal Farm Credit Banks or the Federal Home Loan Mortgage Corporation, which are supported only by the credit of the instrumentality. No assurance can be given that the U.S. government would provide financial support to U.S. government-sponsored agencies and instrumentalities if it is not obligated to do so by law. A Fund will invest in the obligations of such agencies and instrumentalities only when BB&T Asset Management or the Sub-Adviser believes that the credit risk with respect thereto is minimal.
     U.S. Government Securities may include mortgage-backed pass-through securities. Interest and principal payments (including prepayments) on the mortgages underlying such securities are passed through to the holders of the security. Prepayments occur when the borrower under an individual mortgage prepays the remaining principal before the mortgage’s scheduled maturity date. As a result of the pass-through of prepayments of principal on the underlying securities, mortgage-backed pass-through securities are often subject to more rapid prepayments of principal than their stated maturity would indicate. Because the prepayment characteristics of the underlying mortgages vary, it is not possible to predict accurately the realized yield or average life of a particular issue of pass-through certificates. Prepayments are important because of their effect on the yield and price of the securities. During periods of declining interest rates, such prepayments can be expected to accelerate, and the Funds would be required to reinvest the proceeds at the lower interest rates then available. In addition, prepayments of mortgages which underlie securities purchased at a premium may not have been fully amortized at the time the obligation is repaid. As a result of these principal prepayment features, mortgage-backed pass-through securities are generally more volatile investments than other U.S. government Securities.
     The Funds may also invest in zero coupon U.S. government securities. These securities tend to be more volatile than other types of U.S. government Securities. For a discussion of zero coupon securities, please see “ZERO COUPON SECURITIES” above.
     SWAPS. The Total Return Bond VIF may enter into swap transactions. Swap transactions may include, but are not limited to, interest rate, currency, securities index, basket, specific security and commodity swaps, interest rate caps, floors and collars and options on interest rate swaps (collectively defined as “swap transactions”). The Total Return Bond VIF may enter into swap transactions for any legal purpose consistent with the Fund’s investment objective and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining that return or spread through purchases and/or sales of instruments in cash markets, to protect against currency fluctuations, to protect against any increase in the price of securities the Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.
     Swap agreements are two-party contracts entered into primarily by institutional counterparties for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) that would be earned or realized on specified notional investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated by reference to a “notional amount,” i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate, in a particular foreign currency or commodity, or in a “basket” of securities representing a particular index. The purchaser of an interest rate cap or floor, upon payment of a fee, has the right to receive payments (and the seller of the cap or floor is obligated to make payments) to the extent a specified interest rate exceeds (in the case of a cap) or is less than (in the case of a floor) a specified level over a specified period of time or at specified dates. The purchaser of an interest rate collar, upon payment of a fee, has the right to receive payments (and the seller of the collar is obligated to make payments) to the extent that a specified interest rate falls outside an agreed upon range over a specified period of time or at specified dates. The purchaser of an option on an interest rate swap, upon payment of a fee (either at the time of purchase or in the form of higher payments or lower receipts within an interest rate swap transaction) has the right, but not the obligation, to initiate a new swap transaction of a pre-specified notional amount with pre-specified terms with the seller of the option as the counterparty.
     The “notional amount” of a swap transaction is the agreed upon basis for calculating the payments that the parties have agreed to exchange. For example, one swap counterparty may agree to pay a floating rate of interest (e.g., 3 month LIBOR) calculated based on a $10 million notional amount on a quarterly basis in exchange for receipt of payments calculated based on the same notional amount and a fixed rate of interest on a semi-annual basis. In the event a Fund is obligated to make payments more frequently than it receives payments from the other party, it will incur incremental credit exposure to that swap counterparty. This risk may be mitigated somewhat by the use of swap agreements which call for a net payment to be made by the party with the larger payment obligation when the obligations of the parties fall due on the same date. Under most swap agreements entered into by a Fund, payments by the parties will be exchanged on a “net basis”, and a Fund will receive or pay, as the case may be, only the net amount of the two payments.
     The amount of a Fund’s potential gain or loss on any swap transaction is not subject to any fixed limit. Nor is there any fixed limit on a Fund’s potential loss if it sells a cap or collar. If a Fund buys a cap, floor or collar, however, the Fund’s potential loss is limited to the amount of the fee that it has paid. When measured against the initial amount of cash required to initiate the transaction, which is typically zero in the case of most conventional swap transactions, swaps, caps, floors and collars tend to be more volatile than many other types of instruments.
     The use of swap transactions involves investment techniques and risks that are different from those associated with portfolio security transactions. If a Fund’s Adviser or Sub-Adviser is incorrect in its forecasts of market values, interest rates, and other applicable factors, the investment performance of the Fund will be less favorable than if these techniques had not been used. These instruments are typically not traded on exchanges. Accordingly, there is a risk that the other party to certain of these instruments will not perform its obligations to a Fund or that a Fund may be unable to enter into offsetting positions to terminate its exposure or liquidate its position under certain of these instruments when it wishes to do so. Such occurrences could result in losses to a Fund.
     The Adviser or Sub-Adviser will, however, consider such risks and will enter into swap and other derivatives transactions only when it believes that the risks are not unreasonable.

     The Total Return Bond VIF will earmark and reserve liquid assets in an amount sufficient to cover the Fund’s current obligations under its swap transactions in accordance with procedures adopted by the Fund’s Board of Trustees. The Total Return Bond VIF will not enter into any swap transaction unless the counterparty to the transaction is deemed creditworthy by the Fund’s Adviser or Sub-Adviser. If a counterparty defaults, a Fund may have contractual remedies pursuant to the agreements related to the transaction. The swap markets in which many types of swap transactions are traded have grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the markets for certain types of swaps (e.g., interest rate swaps) have become relatively liquid. The markets for some types of caps, floors and collars are less liquid.
     The liquidity of swap transactions will be as set forth in guidelines established by the Adviser or Sub-Adviser and approved by the Board of Trustees which are based on various factors, including (1) the availability of dealer quotations and the estimated transaction volume for the instrument, (2) the number of dealers and end users for the instrument in the marketplace, (3) the level of market making by dealers in the type of instrument, (4) the nature of the instrument (including any right of a party to terminate it on demand) and (5) the nature of the marketplace for trades (including the ability to assign or offset a Fund’s rights and obligations relating to the instrument). Such determination will govern whether the instrument will be deemed within the applicable liquidity restriction on investments in securities that are not readily marketable.
     During the term of a swap, cap, floor or collar, changes in the value of the instrument are recognized as unrealized gains or losses by marking to market to reflect the market value of the instrument. When the instrument is terminated, a Fund will record a realized gain or loss equal to the difference, if any, between the proceeds from (or cost of) the closing transaction and a Fund’s basis in the contract.
     The federal income tax treatment with respect to swap transactions may impose limitations on the extent to which a Fund may engage in such transactions.
     CREDIT DEFAULT SWAPS (“CDSs”). The Total Return Bond VIF may enter into CDSs. Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In the case of CDSs, the contract gives one party (the “buyer”) the right to recoup the economic value of a decline in the value of debt securities of the reference issuer if the credit event (a downgrade or default) occurs. This value is obtained by delivering a debt security of the reference issuer in return for a previously agreed upon payment from the other party (the “seller”), frequently, the par value of the debt security. CDSs may require initial premium (discount) payments as well as periodic payments (receipts) related to the interest leg of the swap or to the default of a reference obligation. The Total Return Bond VIF will earmark and reserve assets necessary to meet any accrued payment obligations when it is the buyer of a CDS. In cases where a Fund is the seller of a CDS, if the CDS is physically settled, the Fund will be required to earmark and reserve the full notional amount of the CDS. If the Total Return Bond VIF is the seller of a CDS contract, the Fund would be required to pay the par (or other agreed upon) value of a referenced debt obligation to the buyer in the event of a default or other credit event by the reference issuer, such as a U.S. or foreign corporate issuer, with respect to such debt obligation. In return, the Fund would receive from the buyer a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, a Fund would keep the stream of payments and would have no payment obligations. As the seller, a Fund would be subject to investment exposure on the notional amount of the swap.
     CDSs typically are not traded on an exchange. They also involve special risks in addition to those mentioned below under “Swaps”, because they are difficult to value, are highly susceptible to liquidity and credit risk, and generally pay a return to the party that has paid the premium only in the event of an actual default by the reference issuer of the debt security (as opposed to a credit downgrade or other indication of financial difficulty).
     REAL ESTATE INVESTMENT TRUSTS (“REITs”). The Funds may invest in equity interests or debt obligations issued by REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interest. REITs are generally classified as equity REITs, mortgage REITs, or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling property that has appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the Internal Revenue Code of 1986, as amended (the “Code”). A Fund will indirectly bear its proportionate share of expenses incurred by REITs in which a Fund invests in addition to the expenses incurred directly by a Fund.

     Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills and on cash flows, are not diversified, and are subject to default by borrowers and self-liquidation. REITs are also subject to the possibilities of failing to qualify for tax free pass-through of income under the Code and failing to maintain their exemption from registration under the 1940 Act.
     REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT’s investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT’s investment in fixed rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT’s investment in such loans will gradually align themselves to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.
     Investment in REITs involves risks similar to those associated with investing in small capitalization companies. These risks include:
•	limited financial resources;

•	infrequent or limited trading; and

•	more abrupt or erratic price movements than larger company securities.
     In addition, small capitalization stocks, such as REITs, historically have been more volatile in price than the larger capitalization stocks included in the S&P 500® Index.
     TRUST PREFERRED SECURITIES. The Funds may purchase trust preferred securities. Trust preferred securities are issued by a special purpose trust subsidiary backed by subordinated debt of the corporate parent. Trust preferred securities currently permit the issuing entity to treat the interest payments as a tax-deductible cost. These securities, which have no voting rights, have a final stated maturity date and a fixed schedule for periodic payments. In addition, these securities have provisions which afford preference over common and preferred stock upon liquidation, although the securities are subordinated to other, more senior debt securities of the same issuer. The issuers of these securities have the right to defer interest payments for a period of up to five years, although interest continues to accrue cumulatively. The deferral of payments may not exceed the stated maturity date of the securities themselves. The non-payment of deferred interest at the end of the permissible period will be treated as an event of default. At the present time, the Internal Revenue Service (“IRS”) treats capital securities as debt.
     SUPRANATIONAL ORGANIZATIONAL OBLIGATIONS. The Funds may purchase debt securities of supranational organizations such as the European Coal and Steel Community, the European Economic Community, and the World Bank, which are chartered to promote economic development.
     INVESTMENT GRADE DEBT OBLIGATIONS. The Funds may invest in “investment grade securities,” which are securities rated in the four highest rating categories of an NRSRO. It should be noted that debt obligations rated in the lowest of the top four ratings (i.e., “Baa” by Moody’s or “BBB” by S&P), are considered to have some speculative characteristics and are more sensitive to economic change than higher rated securities. The Stock Funds may each invest up to 20% of their total net assets in such securities. An issuer undergoing reorganization or restructuring may issue to its security holders additional securities which may be different from the securities already held by the security holder. The Funds may hold such additional securities even if they do not generally invest in such securities.
     NON-INVESTMENT GRADE DEBT SECURITIES. The Funds may invest in debt securities rated below investment grade, also known as junk bonds. These securities are regarded as predominantly speculative. Securities rated below investment grade generally provide a higher yield than higher rated securities of similar maturity, but are subject to a greater degree of risk that the issuer may not be able to make principal and interest payments. Issuers of these securities may not be as strong financially as those issuing higher rated securities. Such high yield issuers may include smaller, less creditworthy companies or highly indebted firms.
     The value of high yield securities may fluctuate more than the value of higher rated securities, since high yield securities tend to reflect short-term corporate and market developments to a greater extent than higher rated securities. Thus, periods of economic uncertainty and change can result in the increased volatility of market prices of high yield bonds and of the Fund’s net asset value (“NAV”). Additional risks of high yield securities include limited liquidity and secondary market support. As a result, the prices of high yield securities may decline rapidly in the event that a significant number of holders decide to sell. Issuers of high yield securities also are more vulnerable to real or perceived economic changes, political changes or adverse developments specific to the issuer. A projection of an economic downturn, for example, could cause the price of these securities to decline because a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. In the event of a default, the Funds would experience a decline in the value of its investment. In addition, a long-term track record on bond default rates, such as that for investment grade corporate bonds, does not exist for the high yield market. It may be that future default rates on high-yield bonds will be more widespread and higher than in the past, especially during periods of deteriorating economic conditions.
     The market prices of debt securities generally fluctuate with changes in interest rates so that these Funds’ NAVs can be expected to decrease as long-term interest rates rise and to increase as long-term rates fall. The market prices of high yield securities structured as zero coupon or pay-in-kind securities are generally affected to a greater extent by interest rate changes and tend to be more volatile than securities which pay interest periodically.
     Credit quality in the high yield market can change suddenly and unexpectedly, and even recently-issued credit ratings may not fully reflect the actual risks posed by a particular high-yield security. Each of the Stock Funds will limit its investments in non-investment grade securities to 20% of its total net assets. The Total Return Bond VIF may invest up to 25% of its total assets in such securities. Subject to Securities and Exchange Commission (“SEC”) restrictions, the Stock Funds and Total Return Bond VIF may invest in such securities by investing in investment companies that primarily invest in non-investment grade securities.
     CUSTODY RECEIPTS. The Funds may invest in custody receipts that represent debt securities. Custody receipts are derivative products which, in the aggregate, evidence direct ownership in a pool of securities. Typically, a sponsor will deposit a pool of securities with a custodian in exchange for custody receipts evidencing those securities. The sponsor will then generally sell those custody receipts in negotiated transactions at varying prices that are determined at the time of sale. Each custody receipt evidences the individual securities in the pool and the holder of a custody receipt generally will have all the rights and privileges of owners of those securities. Each holder of a custody receipt will be treated as directly purchasing its pro rata share of the securities in the pool for an amount equal to the amount that such holder paid for its custody receipt. If a custody receipt is sold, a holder will be treated as having directly disposed of its pro rata share of the securities evidenced by the custody receipt. Additionally, the holder of a custody receipt may withdraw the securities represented by a custody receipt subject to certain conditions.
     Custody receipts are generally subject to the same risks as those securities evidenced by the receipts which, in the case of the Funds, are corporate debt securities. Additionally, custody receipts may also be less liquid than the underlying securities if the sponsor fails to maintain a trading market.
     COLLATERALIZED MORTGAGE OBLIGATIONS (“CMOs”). Each of the Funds may also invest in CMOs. CMOs are mortgage-related securities which are structured pools of mortgage pass-through certificates or mortgage loans. CMOs are issued with a number of classes or series which have different maturities and which may represent interests in some or all of the interest or principal on the underlying collateral or a combination thereof. CMOs of different classes are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. In the event of sufficient early prepayments on such mortgages, the class or series of CMO first to mature generally will be retired prior to its maturity. Thus, the early retirement of a particular class or series of CMO held by a Fund would have the same effect as the prepayment of mortgages underlying a mortgage-backed pass-through security.
     CMOs may include stripped mortgage-backed securities (“SMBSs”). Such securities are derivative multi-class mortgage securities issued by agencies or instrumentalities of the United States Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks, and special purpose subsidiaries of the foregoing. SMBSs are usually structured with two classes that receive different proportions of the interest and principal distributions on a pool of mortgage assets. A common type of SMBS will have one class receiving all of the interest from the mortgage assets (the interest-only or “IO” class), while the other class will receive all of the principal (the principal-only or “PO” class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying mortgage assets, and a rapid rate of principal payments may have a material adverse effect on the securities’ yield to maturity. Generally, the value of the PO class is unusually volatile in response to changes in interest rates. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities even if the security is rated in the highest rating category.
     Although SMBSs are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities are a fairly recent development. As a result, established trading markets may not have fully developed. SMBSs issued or guaranteed by the U.S. government and held by a Fund may be considered illiquid securities pursuant to guidelines established by the Board of Trustees. The Funds will not purchase a stripped mortgage security that is illiquid if, as a result thereof, more than 15% of the value of the Fund’s net assets would be invested in such securities and other illiquid securities.
     Unless stated otherwise, each Fund will limit its investment in CMOs to 25% of the value of its total assets.
     ASSET-BACKED SECURITIES. The Funds may invest in asset-backed securities which are securities created by the grouping of certain private loans, receivables, and other lender assets, such as automobile receivables and credit-card receivables, into pools.
     Offerings of Certificates for Automobile Receivables (“CARs”) are structured either as flow-through grantor trusts or as pay-through notes. CARs structured as flow-through instruments represent ownership interests in a fixed pool of receivables. CARs structured as pay-through notes are debt instruments supported by the cash flows from the underlying assets. CARs may also be structured as securities with fixed payment schedules which are generally issued in multiple-classes. Cash-flow from the underlying receivables is directed first to paying interest and then to retiring principal via paying down the two respective classes of notes sequentially. Cash-flows on fixed-payment CARs are certain, while cash-flows on other types of CARs issues depend on the prepayment rate of the underlying automobile loans. Prepayments of automobile loans are triggered mainly by automobile sales and trade-ins. Many people buy new cars every two or three years, leading to rising prepayment rates as a pool becomes more seasoned.
     Certificates for Amortizing Revolving Debt (“CARDs”) represent participation in a fixed pool of credit card accounts. CARDs pay “interest only” for a specified period. The CARDs principal balance remains constant during this period, while any cardholder repayments or new borrowings flow to the issuer’s participation. Once the principal amortization phase begins, the balance declines with paydowns on the underlying portfolio. Cash flows on CARDs are certain during the interest-only period. After this initial interest-only period, the cash flow will depend on how fast cardholders repay their borrowings. Historically, monthly cardholder repayment rates have been relatively fast. As a consequence, CARDs amortize rapidly after the end of the interest-only period. During this amortization period, the principal payments on CARDs depend specifically on the method for allocating cardholder repayments to investors. In many cases, the investor’s participation is based on the ratio of the CARDs’ balance to the total credit card portfolio balance. This ratio can be adjusted monthly or can be based on the balances at the beginning of the amortization period. In some issues, investors are allocated most of the repayments, regardless of the CARDs’ balance. This method results in especially fast amortization.
     Credit support for asset-backed securities may be based on the underlying assets or provided by a third party. Credit enhancement techniques include letters of credit, insurance bonds, limited guarantees (which are generally provided by the issuer), senior-subordinated structures and over collateralization. Asset-backed securities purchased by a Fund will be subject to the same quality requirements as other securities purchased by the Fund.
     For purposes of calculating Annual Fund Operating Expenses in the Prospectuses, structured products such as asset-backed securities are not included.
     FIXED-INCOME SECURITIES. The Funds may invest in fixed-income securities. Fixed-income securities pay interest, dividends or distributions at a specified rate. The rate may be a fixed percentage of the principal or adjusted periodically. In addition, the issuer of a fixed-income security must repay the principal amount of the security, normally within a specified time.
     A security’s yield measures the annual income earned on a security as a percentage of its price. A security’s yield will increase or decrease depending upon whether it costs less (a discount) or more (a premium) than the principal amount. If the issue may redeem the security before its scheduled maturity, the price and yield on a discount or premium security may change based upon the probability of an early redemption. Securities with higher risks generally have higher yields.
     Further descriptions of certain types of fixed-income securities are provided elsewhere in this SAI.
     MUNICIPAL OBLIGATIONS. The Funds may invest in municipal obligations. Municipal securities generally are fixed-income securities, and include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to public institutions and facilities. Municipal securities may be referred to, for example, as general obligation bonds, special revenue bonds, private activity bonds, tax-increment financing bonds, municipal mortgage-backed securities, municipal leases, municipal notes and variable rate demand instruments or notes. General obligation bonds generally are supported by the issuer’s power to exact property or other taxes in sufficient amounts to pay principal and interest on the bonds; however, the issuer’s authority to impose additional taxes may be limited by its charter or state law. Special revenue bonds are payable solely from specific revenues received by the issuer, such as specific taxes, assessments, tolls, or fees, and bondholders may not collect from the municipality’s general taxes or revenues. These obligations are discussed further under “Tax-Exempt Obligations” below. Private activity bonds that are or were issued by or on behalf of public authorities to finance various privately-operated facilities are included within the term municipal obligations if the interest paid thereon is exempt from federal income tax. Tax-increment financing (“TIF”) bonds are payable from increases in taxes or other revenues attributable to projects within the TIF district. Municipal mortgage-backed securities are special revenue bonds the proceeds of which may be used to provide mortgage loans for single-family homes or to finance multifamily housing, represent interests in pools of mortgages, which may have fixed or variable rates, and can have complicated financial structures. Municipal leases are leases entered into by municipalities for equipment or facilities, and, in order to comply with state public financing laws, are typically subject to annual appropriation, meaning that a municipality may end a lease, without penalty, by not providing for the lease payments in its annual budget. After the lease ends, the lessor can resell the equipment or facility, but may lose money on the sale. Securities may be supported by pools of municipal leases. The most common type of lease-backed securities are certificates of participation, but funds may also invest directly in individual leases. Lease obligations are discussed further under “Tax-Exempt Obligations” below. Municipal notes are short-term securities issued by municipalities to fund, for example, current operations and capital projects, and the issuers typically repay the notes at the end of their fiscal year, either with taxes, other revenues, or proceeds from newly issued notes or bonds. Further descriptions of other types of tax-exempt securities are provided elsewhere in this SAI.
     Opinions relating to the validity of municipal obligations and to the exemption of interest thereon from federal income taxes are rendered by counsel to the issuers or bond counsel to the respective issuing authorities at the time of issuance.
     In some cases, municipal obligations are represented by custodial receipts evidencing rights to receive specific future interest payments, principal payments, or both, on the underlying municipal securities held by the custodian. Under such arrangements, the holder of the custodial receipt has the option to tender the underlying municipal securities at its face value to the sponsor (usually a bank or broker dealer or other financial institution), which is paid periodic fees equal to the difference between the bond’s fixed coupon rate and the rate that would cause the bond, coupled with the tender option, to trade at par on the date of a rate adjustment.
     An issuer’s obligations under its municipal obligations are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its municipal obligations may be materially, adversely affected by litigation or other conditions.
     TAXABLE OBLIGATIONS. The Funds may invest in taxable municipal obligations. Taxable municipal obligations are typically issued by municipalities or their agencies for purposes which do not qualify for federal tax exemption, but do qualify for state and local tax exemption. These debt obligations are issued to finance the cost of buying, building or improving various projects, such as sporting facilities, health care facilities, housing projects, electric, water and sewer utilities, and colleges or universities. Generally, payments on these debt obligations depend on the revenues generated by the projects, excise taxes or state appropriations, or the debt obligations can be backed by the government’s taxing power. Due to federal taxation, taxable municipal obligations offer yields more comparable to other taxable sectors such as corporate bonds or agency bonds than to other municipal obligations. These debt obligations are federally taxable to individuals but may be exempt from state and local taxes.
     TAX-EXEMPT OBLIGATIONS. The Funds may invest in Tax-Exempt Obligations. Tax-Exempt Obligations include debt obligations issued by governmental entities to obtain funds for various public purposes, such as the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses, and the extension of loans to other public institutions and facilities. Private activity bonds that are issued by or on behalf of public authorities to finance various privately-operated facilities are included within the term Tax-Exempt Obligations if the interest paid thereon is both exempt from federal income tax and not treated as a preference item for individuals for purposes of the federal alternative minimum tax.
     Project Notes are issued by a state or local housing agency and are sold by the Department of Housing and Urban Development. While the issuing agency has the primary obligation with respect to its Project Notes, they are also secured by the full faith and credit of the United States through agreements with the issuing authority which provide that, if required, the federal government will lend the issuer an amount equal to the principal of and interest on the Project Notes.
     Tax-Exempt Obligations may also include General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Project Notes, Tax-Exempt Commercial Paper, Construction Loan Notes and other forms of short-term tax-

exempt loans. Such instruments are issued with a short-term maturity in anticipation of the receipt of tax funds, the proceeds of bond placements or other revenues.
     The two principal classifications of Tax-Exempt Obligations consist of “general obligation” and “revenue” issues. General obligation bonds are typically backed by the full faith and credit of the issuer, whereas revenue bonds are payable from a specific project or other limited source of revenue. The Funds may also acquire “moral obligation” issues, which are normally issued by special purpose authorities. Currently, South Carolina issuers do not have authority to issue moral obligation securities. State units and local governments including those in Virginia, North Carolina, West Virginia, Maryland, and Kentucky are permitted to issue moral obligation debt that is not a general obligation of those issuers. There are, of course, variations in the quality of Tax-Exempt Obligations, both within a particular classification and between classifications, and the yields on Tax-Exempt Obligations depend upon a variety of factors, including general money market conditions, the financial condition of the issuer, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Moody’s and S&P represent opinions as to the quality of Tax-Exempt Obligations. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and Tax-Exempt Obligations with the same maturity, interest rate and rating may have different yields, while Tax-Exempt Obligations of the same maturity and interest rate with different ratings may have the same yield. Subsequent to purchase by a Fund, an issue of Tax-Exempt Obligations may cease to be rated or its rating may be reduced below the minimum rating required for purchase by the Funds. Neither event would under all circumstances require the elimination of such an obligation from the Fund’s investment portfolio. However, the obligation generally would be retained only if such retention was determined by the Fund’s portfolio manager to be in the best interests of the Fund.
     An issuer’s obligations for its Tax-Exempt Obligations are subject to the provisions of bankruptcy, insolvency, and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy code, and laws, if any, which may be enacted by Congress or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon the enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Tax-Exempt Obligations may be materially adversely affected by litigation or other conditions.
     Also included within the general category of Tax-Exempt Obligations are participation certificates in a lease, an installment purchase contract, or a conditional sales contract (hereinafter collectively called “lease obligations”) entered into by a state or political subdivisions to finance the acquisition or construction of equipment, land, or facilities. Although lease obligations do not generally constitute general obligations of the issuer for which the lessee’s unlimited taxing power is pledged (in South Carolina, certain governmental lease obligations are included in calculation of the general obligation debt limit while in Virginia, such obligations are not included in the calculation of applicable debt limits, provided such obligations are properly structured), the lease obligation is frequently assignable and backed by the lessee’s covenant to budget for, appropriate, and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses which provide that the lessee has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although “non-appropriation” lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. These securities represent a relatively new type of financing that has not yet developed the depth of marketability associated with more conventional securities. Certain investments in lease obligations may be illiquid. Under guidelines established by the Board of Trustees, the following factors will be considered when determining the liquidity of a lease obligation: (1) the frequency of trades and quotes for the obligation; (2) the number of dealers willing to purchase or sell the obligation and the number of potential buyers; (3) the willingness of dealers to undertake to make a market in the obligation; and (4) the nature of the marketplace trades.
     VARIABLE AND FLOATING RATE NOTES. The Total Return Bond VIF may acquire variable and floating rate notes, subject to its investment objective, policies, and restrictions. Some demand instruments are “conditional,” so that the occurrence of certain conditions discharges the Demand Provider’s obligation to repurchase the security. Other demand instruments are “unconditional,” so that there are no conditions under which the Demand Provider’s obligation to repurchase the security can terminate. A variable rate note is one whose terms provide for the adjustment of its interest rate on set dates and which, upon such adjustment, can reasonably be expected to have a market value that approximates its par value. A floating rate note is one whose terms provide for the adjustment of its interest rate whenever a specified interest rate changes and which, at any time, can reasonably be expected to have a market value that approximates its par value. Such notes are frequently not rated by credit rating agencies; however, unrated variable and floating rate notes purchased by the Fund will be determined by the Sub-Adviser under guidelines established by the Board of Trustees to be of comparable quality at the time of purchase to rated instruments eligible for purchase under the Fund’s investment policies. In making such determinations, the Sub-Adviser will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes (such issuers include financial, merchandising, bank holding and other companies) and will continuously monitor their financial condition. Although there may be no active secondary market with respect to a particular variable or floating rate note purchased by the Fund, the Fund may resell a note at any time to a third party. The absence of an active secondary market, however, could make it difficult for the Fund to dispose of a variable or floating rate note in the event the issuer of the note defaulted on its payment obligations and the Fund could, as a result or for other reasons, suffer a loss to the extent of the default. Variable or floating rate notes may be secured by bank letters of credit. Variable and floating rate notes for which no readily available market exists will be purchased in an amount which, together with other securities which are not readily marketable, exceeds 15% of the Fund’s net assets only if such notes are subject to a demand feature that will permit the Fund to receive payment of the principal within seven days after demand by the Fund.
     WHEN-ISSUED SECURITIES. The Funds may purchase securities on a when-issued basis. In addition, the Funds (excluding the Capital Manager Equity VIF) may purchase and sell securities on a forward commitment basis (i.e., for delivery beyond the normal settlement date at a stated price and yield), including “TBA” (to be announced) purchase commitments. A Fund will earmark and reserve liquid assets, in connection with its purchase of securities on a when-issued or forward commitment basis, in an amount sufficient at all times to cover the Fund’s current obligations, in accordance with procedures adopted by the Board of Trustees.
     When a Fund engages in when-issued or forward commitment transactions, it relies on the seller to consummate the trade. Failure of the seller to do so may result in the Fund incurring a loss or missing the opportunity to obtain a price considered to be advantageous. In addition, the purchase of securities on a when-issued or forward commitment basis involves a risk of loss if the value of the security to be purchased declines prior to the settlement date. Each of the Funds does not intend to purchase when-issued securities for speculative purposes but only in furtherance of its investment objective. A Fund expects that commitments by a Fund to purchase when-issued securities will not exceed 25% of the value of its total assets under normal market conditions.
     CALLS. The Funds (excluding the Total Return Bond VIF) may write (sell) “covered” call options and purchase options to close out options previously written by it. Such options must be listed on a National Securities Exchange (“Exchange”) and issued by the Options Clearing Corporation. In the case of a call option on a security, the option is “covered” if the Fund owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount as are held in a segregated account by its custodian) upon conversion or exchange of other securities held by it. For a call option on an index, the option is covered if the Fund maintains with its custodian cash or liquid portfolio securities equal to the contract value. A call option is also covered if the Fund holds a call on the same security or index as the call written where the exercise price of the call held is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written provided the difference is maintained by the Fund in cash or liquid portfolio securities in a segregated account with its custodian.
     Subject to its investment objective and policies, a Fund may write covered call options for hedging and risk management purposes and to generate additional premium income for the Fund. This premium income will serve to enhance each Fund’s total return and will reduce the effect of any price decline of the security involved in the option. Covered call options will generally be written on securities which, in the opinion of a Fund’s Adviser or Sub-Adviser, are not expected to make any major price moves in the near future but which, over the long term, are deemed to be attractive investments for the Fund.
     A call option gives the holder (buyer) the right to purchase a security at a specified price (the exercise price) at any time until a certain date (the expiration date). So long as the obligation of the writer of a call option continues, he or she may be assigned an exercise notice by the broker-dealer through whom such option was sold, requiring the writer to deliver the underlying security against payment of the exercise price. This obligation terminates upon the expiration of the call option, or such earlier time at which the writer effects a closing purchase transaction by repurchasing an option identical to that previously sold. To secure the writer’s obligation to deliver the underlying security in the case of a call option, a writer is required to deposit in escrow the underlying security or other assets in accordance with the rules of the Options Clearing Corporation. The Funds will write only covered call options. A Fund will not write a covered call option if, as a result, the aggregate fair value of all portfolio securities covering call options or subject to put options exceeds 25% of the fair value of its net assets (50% for the Special Opportunities Equity VIF).
     Fund securities on which call options may be written will be purchased solely on the basis of investment considerations consistent with a Fund’s investment objectives. The writing of covered call options is a conservative investment technique believed to involve relatively little risk (in contrast to the writing of naked or uncovered options which the Funds will not do), but capable of enhancing a Fund’s total return. When writing a covered call option, a Fund, in return for the premium, gives up the opportunity for profit from a price increase in the underlying security above the exercise price, but retains the risk of loss should the price of the security decline. Unlike one who owns securities not subject to an option, a Fund does not have any control over the point at which it may be required to sell the underlying securities, because it may be assigned an exercise notice at any time prior to the expiration of its obligation as a writer. If a call option which a Fund has written expires, a Fund will realize a gain in the amount of the premium; however, such gain may be offset by a decline in the market value of the underlying security during the option period. If the call option is exercised, a Fund will realize a gain or loss from the sale of the underlying security. The security covering the call will be maintained in a segregated account of a Fund’s custodian. A Fund does not consider a security covered by a call to be “pledged” as that term is used in its policy which limits the pledging or mortgaging of its assets.
     The premium received is the market value of an option. The premium a Fund will receive from writing a call option will reflect, among other things, the current market price of the underlying security, the relationship of the exercise price to such market price, the historical price volatility of the underlying security, and the length of the option period. Once the decision to write a call option has been made, the Adviser or the Sub-Adviser, in determining whether a particular call option should be written on a particular security, will consider the reasonableness of the anticipated premium and the likelihood that a liquid secondary market will exist for those options. The premium received by a Fund for writing covered call options will be recorded as a liability in a Fund’s statement of assets and liabilities. This liability will be readjusted daily to the option’s current market value, which will be the latest sale price at the time at which the NAV per share of a Fund is computed (typically, the close of the New York Stock Exchange (“NYSE”)), or, in the absence of such sale, the latest asked price. The liability will be extinguished upon expiration of the option, the purchase of an identical option in the closing transaction, or delivery of the underlying security upon the exercise of the option.
     Closing transactions will be effected in order to realize a profit on an outstanding call option, to prevent an underlying security from being called, or to permit the sale of the underlying security. Furthermore, effecting a closing transaction will permit a Fund to write another call option on the underlying security with either a different exercise price or expiration date or both. If a Fund desires to sell a particular security from its portfolio on which it has written a call option, it will seek to effect a closing transaction prior to, or concurrently with, the sale of the security. There is, of course, no assurance that a Fund will be able to effect such closing transactions at a favorable price. If a Fund cannot enter into such a transaction, it may be required to hold a security that it might otherwise have sold, in which case it would continue to be at market risk on the security. This could result in higher transaction costs. A Fund will pay transaction costs in connection with the writing of options to close out previously written options. Such transaction costs are normally higher than those applicable to purchases and sales of portfolio securities.
     Call options written by a Fund will normally have expiration dates of less than nine months from the date written. The exercise price of the options may be below, equal to, or above the current market values of the underlying securities at the time the options are written. From time to time, a Fund may purchase an underlying security for delivery in accordance with an exercise notice of a call option assigned to it, rather than delivering such security from its portfolio. In such cases, additional costs will be incurred.
     A Fund will realize a profit or loss from a closing purchase transaction if the cost of the transaction is less or more than the premium received from the writing of the option. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by appreciation of the underlying security owned by a Fund.
     The Stock Funds may purchase call options for the purpose of hedging.
     PUTS. The Capital Manager Equity VIF may acquire puts with respect to the securities in its portfolio. The Stock Funds may buy put options, buy call options, and write secured put and call options for the purpose of hedging or earning additional income, which may be deemed speculative. A put is a right to sell a specified security (or securities) within a specified period of time at a specified exercise price. Each of these Funds may sell, transfer, or assign a put only in conjunction with the sale, transfer, or assignment of the underlying security or securities.
     The amount payable to a Fund upon its exercise of a “put” is normally (i) the Fund’s acquisition cost of the securities subject to the put (excluding any accrued interest which the Fund paid on the acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during that period.
     The Capital Manager Equity VIF will generally acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for puts either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the puts (thus reducing the yield to maturity otherwise available for the same securities).

     Puts may be acquired by the Capital Manager Equity VIF to facilitate the liquidity of its portfolio assets or to shorten the maturity of underlying assets. Puts may also be used to facilitate the reinvestment of assets at a rate of return more favorable than that of the underlying security. The Capital Manager Equity VIF will generally acquire puts only where the puts are available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Fund may pay for puts either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the puts (thus reducing the yield to maturity otherwise available for the same securities).
     The Funds intend to enter into puts only with dealers, banks, and broker-dealers which, in BB&T Asset Management’s or a Sub-Adviser’s opinion, present minimal credit risks.
     PUT AND CALL OPTIONS. A Fund will not purchase put and call options when the aggregate premiums on outstanding options exceed 5% of its net assets at the time of purchase, and will not write options on more than 25% of the value of its net assets (50% for the Special Opportunities Equity VIF) (measured at the time an option is written). Options trading is a highly specialized activity that entails greater than ordinary investment risks. In addition, unlisted options are not subject to the protections afforded purchasers of listed options issued by the Options Clearing Corporation, which performs the obligations of its members if they default. Cross-hedging is the use of options or forward contracts in one currency to hedge against fluctuations in the value of the securities denominated in a different currency based on a belief that there is a pattern of correlation between the two currencies.
     STAND-BY COMMITMENTS. The Stock Funds may acquire stand-by commitments with respect to the securities held in their portfolios. Under a stand-by commitment, a dealer would agree to purchase at a Fund’s option specified securities at their amortized cost value to the Fund plus accrued interest, if any. (Stand-by commitments acquired by a Fund may also be referred to as put options.) Stand-by commitments may be exercisable by a Fund at any time before the maturity of the underlying securities and may be sold, transferred, or assigned only with the instruments involved. A Fund’s right to exercise stand-by commitments will be unconditional and unqualified.
     The amount payable to a Fund upon its exercise of a stand-by commitment will normally be (i) the Fund’s acquisition cost of the securities (excluding any accrued interest which the Fund paid on their acquisition), less any amortized market premium or plus any amortized market or original issue discount during the period the Fund owned the securities, plus (ii) all interest accrued on the securities since the last interest payment date during the period.
     Each Fund expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Fund may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities). The total amount paid in either manner for outstanding stand-by commitments held by a Fund will not exceed 1/2 of 1% of the value of that Fund’s total assets calculated immediately after each stand-by commitment is acquired.
     Each Fund intends to enter into stand-by commitments only with dealers, banks, and broker-dealers which, in the Adviser’s or Sub-Adviser’s opinion, present minimal credit risks. A Fund’s reliance upon the credit of these dealers, banks, and broker-dealers will be secured by the value of the underlying securities that are subject to the commitment. A Fund will earmark and reserve liquid assets, in connection with its purchase of a stand-by commitment, in an amount sufficient to cover the Fund’s current obligations under the stand-by commitment, in accordance with procedures adopted by the Board of Trustees.
     A Fund would acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The acquisition of a stand-by commitment would not affect the valuation or assumed maturity of the underlying securities, which would continue to be valued in accordance with the amortized cost method. Stand-by commitments acquired by a Fund would be valued at zero in determining NAV. Where the Fund paid any consideration directly or indirectly for a stand-by commitment, its cost would be reflected as unrealized depreciation for the period during which the commitment was held by that Fund.
     RISK FACTORS RELATING TO OPTIONS. There are several risks associated with transactions in put and call options. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, whether traded over-the-counter or on an Exchange may be absent for reasons which include the following: there may be insufficient trading interest in certain options, restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms. In addition, the success of a hedging strategy based on options transactions may depend on the ability of the Fund’s Adviser or Sub-Adviser to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates.
     FUTURES CONTRACTS AND RELATED OPTIONS. The Funds (excluding the Capital Manager Equity VIF) may invest in futures contracts and the Funds (except the Total Return Bond VIF) may invest in options thereon. The value of a Fund’s futures contracts may approach, but will not exceed, 100% of the Fund’s total net assets.
     Futures contracts obligate a Fund, at maturity, to take or make delivery of securities, the cash value of a securities index or a stated quantity of a foreign currency at a specified time and price. A Fund may enter into a futures contract to hedge the value of its securities portfolio as a whole or to protect against declines in the value of securities to be sold. In addition, a Fund may utilize futures contracts in anticipation of changes in the composition of its holdings, interest rates (including the Federal Funds Rate) or foreign currency exchange rates. Futures contracts are traded on an Exchange, so that, in most cases, either party can close out its position on the Exchange for cash, without delivering the security or commodity. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position, and the Fund would be obligated to meet margin requirements (as discussed below) until the position is closed. In addition, a Fund may be required to make delivery of the instruments underlying futures contracts it holds. The inability to close options and futures positions also could have an adverse impact on a Fund’s ability to effectively hedge.
     When a purchase or sale of a futures contract is made by a Fund, the Fund is required to segregate a specified amount of assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees (“initial margin”). The margin required for a futures contract is set by the Exchange on which the contract is traded and may be modified during the term of the contract. Margin requirements on foreign exchanges made be different than U.S. exchanges. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract, which is returned to the Fund upon termination of the contract, assuming all contractual obligations have been satisfied. The Funds would ordinarily earn interest income on initial margin deposits. Each day the Fund pays or receives cash, called “variation margin,” equal to the daily change in value of the futures contract. This process is known as “marking to market.” Variation margin does not represent a borrowing or loan by a Fund but is instead a settlement between the Fund and the broker of the amount one would own the other if the futures contract expired. In computing daily net asset value, each Fund will mark-to-market its open futures positions.
     When purchasing a futures contract, a Fund will segregate (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees, that, when added to the amounts deposited with the broker as margin, are equal to the market value of (or in certain cases, the Fund’s obligation under) the futures contract. Alternatively, a Fund may “cover” its position by purchasing a put option on the same futures contract with a strike price as high or higher than the price of the contract held by the Fund. When selling a futures contract, a Fund will segregate (and mark-to-market on a daily basis) assets determined to be liquid by the Adviser or a Sub-Adviser in accordance with procedures established by the Board of Trustees that are equal to the market value of the instruments underlying the contract (or in certain cases, the Fund’s obligation under the contract). Alternatively, the Fund may “cover” its position by owning the instruments underlying the contract (or, in the case of an index futures contract, a portfolio with a volatility substantially similar to that of the index on which the futures contract is based), or by holding a call option permitting the Fund to purchase the same futures contract at a price no higher than the price of the contract written by the Fund (or at a higher price if the difference is maintained in liquid assets with the Fund’s custodian).
     With respect to futures that are required to “cash settle,” a Fund is permitted to segregate liquid assets in an amount equal to the Fund’s daily mark-to-market (i.e., net) obligation, if any, rather than the market value of the futures contract. By segregating assets equal only to its net obligation under cash-settled futures, a Fund will have the ability to utilize these contracts to a greater extent than if the Fund were required to segregate assets equal to the full market value of the futures contract.
     Successful use of futures by the Funds is also subject to an Adviser’s or Sub-Adviser’s ability to correctly predict movements in the direction of the markets. For example, if a Fund has hedged against the possibility of a decline in the market adversely affecting securities held by it and securities prices increase instead, a Fund will lose part or all of the benefit to the increased value of its securities which it has hedged because it will have approximately equal offsetting losses in its futures positions. In addition, in some situations, if a Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. Such sales of securities may be, but will not necessarily be, at increased prices which reflect the rising market. A Fund may have to sell securities at a time when it may be disadvantageous to do so. There can be no guarantee that there will be a correlation between price movements in the hedging vehicle and in the Fund’s securities being hedged. In addition, there are significant differences between the securities and futures markets that could result in an imperfect correlation between the markets, causing a hedge not to achieve its objectives.
     The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (as well as gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, before any deduction for the transaction costs, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.
     Utilization of futures transactions by a Fund involves the risk of loss by a Fund of margin deposits in the event of bankruptcy of a broker with whom a Fund has an open position in a futures contract or related option.
     Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond that limit. The daily limit governs only price movement, during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.
     The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult to impossible to liquidate existing positions or to recover excess variation margin payments.
     Each Fund (other than the Total Return Bond VIF) may purchase and sell call and put options on futures contracts traded on an Exchange or board of trade. When a Fund purchases an option on a futures contract, it has the right to assume a position as a purchaser or a seller of a futures contract at a specified exercise price during the option period. When a Fund sells an option on a futures contract, it becomes obligated to sell or buy a futures contract if the option is exercised.
     A Fund will earmark and reserve liquid assets, in connection with investing in a futures contract, in an amount sufficient at all times to cover the Fund’s current obligations under the futures contract, in accordance with procedures adopted by the Board of Trustees.
     Pursuant to claims for exemption filed with the National Futures Association on behalf of the Funds, the Funds are operated by a person who has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act and, therefore, are not subject to registration or regulation as such under the Commodity Exchange Act.
     RIGHTS OFFERINGS AND WARRANTS TO PURCHASE. The Funds may participate in rights offerings and may purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of rights or warrants involves the risk that the Fund could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the rights’ and warrants’ expiration. Also, the purchase of rights and/or warrants involves the risk that the effective price paid for the right and/or warrant added to the subscription price of the related security may exceed the value of the subscribed security’s market price such as when there is no movement in the level of the underlying security.
     INVESTMENT COMPANIES. The Funds may acquire the securities of other investment companies to the extent permitted under the 1940 Act and consistent with their respective investment objectives and strategies. Except as noted below, the 1940 Act’s limits currently require that, as determined immediately after a purchase is made, (i) not more than 5% of the value of a fund’s total assets will be invested in the securities of any one investment company, (ii) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group and (iii) not more than 3% of the outstanding voting stock of any one investment company will be owned by a fund (the “3-5-10 Limitations”). Pursuant to an exemptive rule under the 1940 Act, any of the Funds may invest in affiliated and unaffiliated money market funds without limit subject to the acquiring Fund’s investment policies and restrictions and the conditions of Rule 12d1-1.
     As a shareholder of another investment company, a Fund would bear, along with other shareholders, its pro rata portion of the other investment company’s expenses, including advisory fees. Those expenses would be in addition to the advisory and other expenses that a Fund bears directly in connection with its own operations, and are reflected in the Annual Fund Operating Expenses table in the Fund’s prospectus.
     The Capital Manager Equity VIF may invest in (i) other BB&T Funds, and (ii) other registered open-end and closed-end investment companies (including exchange-traded funds) that are not part of the BB&T Funds group of investment companies to the extent permitted by applicable law or exemptive relief obtained from the SEC and in accordance with the Fund’s investment objective and strategies. The Capital Manager Equity VIF’s investments in BB&T Funds will exceed the 3-5-10 Limitations and the Fund’s investments in Underlying Funds that are not part of the BB&T Funds group of investment companies may exceed the 3-5-10 Limitations to the extent permitted by applicable law or exemptive relief.
     The Total Return Bond VIF may invest in investment companies that invest primarily in debt securities.
     EXCHANGE-TRADED FUNDS (“ETFs”). The Funds may invest in ETFs, such as Standard & Poor’s Depositary Receipts (“SPDRs”), NASDAQ-100 Index Tracking Stock (“NASDAQ 100s”), iShares® Trust and iShares®, Inc. (“iShares®*”). ETFs are ownership interests in unit investment trusts, depositary receipts, and other pooled investment vehicles that hold a portfolio of securities or stocks designed to track the price, performance and dividend yield of an index or a group of stocks in a particular geographic area.
     ETFs invest in a securities portfolio that includes substantially all of the securities (in substantially the same weights) as the securities included in the designated index. The results of ETFs will not match the performance of the designated index due to reductions in the performance attributable to transaction and other expenses, including fees paid by the ETF to service providers. ETFs are subject to risks specific to the performance of a few component securities if such securities represent a highly concentrated weighting in the designated index. ETFs are eligible to receive their portion of dividends, if any, accumulated on the securities held in trust, less fees and expenses of the trust.
     An investment in an ETF offers, among other things, (i) an efficient means to achieve diversification in a particular industry, or (ii) for those Funds that invest in foreign securities, exposure to a particular country that would otherwise only be possible through a series of transactions and numerous holdings. Although similar diversification benefits may be achieved through an investment in another investment company, ETFs generally offer greater liquidity and lower expenses.
     Because an ETF charges its own fees and expenses, Fund shareholders will indirectly bear these costs. The Funds will also incur brokerage commissions and related charges when purchasing shares in an ETF in secondary market transactions. Unlike typical investment company shares, which are valued once daily, shares in an ETF may be purchased or sold on a listed securities exchange throughout the trading day at market prices that are generally close to NAV.
     An investment vehicle issuing ETFs may not be actively managed. Rather, the investment vehicle’s objective is to track the performance of a specific index. Therefore, securities may be purchased, retained and sold at times when an actively managed fund would not do so. As a result, you can expect greater risk of loss (and a corresponding greater prospect of gain) from changes in the value of securities that are heavily weighted in the index than would be the case if the investment vehicle was not fully invested in such securities.
     Since ETFs are investment companies, investment in ETFs would, absent exemptive relief, be limited by the 3-5-10 Limitations described above. The Funds may invest in certain ETFs, including but not limited to iShares®*, in excess of the 3-5-10 Limitations in reliance on exemptive relief issued to the ETF by the SEC, provided that certain conditions are met.

*	iShares® is a registered trademark of Barclays Global Investors, N.A. (“BGI”). Neither BGI nor the iShare® Funds make any representations regarding the advisability of investing in an iShares® fund. iShares® is a registered investment company unaffiliated with the Funds that offers several series of securities, each of which seeks to replicate the performance of a stock market index or a group of stock markets in a particular geographic area.

     CONVERTIBLE SECURITIES. The Funds may invest in convertible securities. Convertible securities are fixed income securities which may be exchanged or converted into a predetermined number of the issuer’s underlying common stock at the option of the holder during a specified time period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. Convertible bonds and convertible preferred stocks are fixed-income securities that generally retain the investment characteristics of fixed-income securities until they have been converted, but also react to movements in the underlying equity securities. The holder is entitled to receive the fixed-income of a bond or the dividend preference of a preferred stock until the holder elects to exercise the conversion privilege. Usable bonds are corporate bonds that can be used in whole or in part, customarily at full face value, in lieu of cash to purchase the issuer’s common stock. When owned as part of a unit along with warrants, which are options to buy the common stock, they function as convertible bonds, except that the warrants generally will expire before the bond’s maturity. Convertible securities are senior to equity securities, and, therefore, have a claim to assets of the corporation prior to the holders of common stock in the case of liquidation. However, convertible securities are generally subordinated to similar non-convertible securities of the same company. The interest income and dividends from convertible bonds and preferred stocks provide a stable stream of income with generally higher yields than common stocks, but lower than non-convertible securities of similar quality.
     RESTRICTED SECURITIES. The Funds may invest in commercial paper issued by corporations without registration under the 1933 Act in reliance on the exemption in Section 3(a)(3), and commercial paper issued in reliance on the so-called “private placement” exemption in Section 4(2) (“Section 4(2) paper”). Section 4(2) paper is restricted as to disposition under the federal securities laws in that any resale must similarly be made in an exempt transaction. Section 4(2) paper is normally resold to other institutional investors through or with the assistance of investment dealers which make a market in Section 4(2) paper, thus providing liquidity.
     The Funds may purchase securities which are not registered under the 1933 Act but which can be sold to “qualified institutional buyers” in accordance with Rule 144A under the 1933 Act. These securities will not be considered illiquid so long as the Adviser or Sub-Adviser determines that an adequate trading market exists for the securities. This investment practice could have the effect of increasing the level of illiquidity in a Fund during any period that qualified institutional buyers become uninterested in purchasing these restricted securities.
     SECURITIES LENDING. In order to generate additional income, each Fund (excluding the Capital Manager Equity VIF) may, from time to time, lend its portfolio securities to broker-dealers, banks or institutional borrowers of securities which BB&T Asset Management has determined are creditworthy under guidelines established by the Board of Trustees. In return, the Fund receives cash or liquid securities from the borrower as collateral. The borrower generally must furnish additional collateral if the market value of the loaned securities increases. In addition, the borrower generally must pay the Fund the equivalent of any dividends or interest received on the loaned securities. The Fund may pay administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash collateral to a securities lending agent or borrower. The Funds will employ one or more securities lending agents to initiate and effect securities lending transactions for the Funds. Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults or enters into bankruptcy. This risk is increased when the Fund’s loans are concentrated with a single or limited number of borrowers. In addition, the Fund bears the risk of loss in connection with its investments of the cash collateral it receives from the borrower. To the extent that the value or return of the Fund’s investments of the cash collateral declines below the amount owed to a borrower, the Fund may incur losses that exceed the amount it earned on lending the security. Cash collateral received may be invested on behalf of the Fund in U.S. government securities, shares of an investment trust or an investment company (including unregistered funds), commercial paper, repurchase agreements, variable and floating rate instruments, restricted securities, asset-backed securities, and/or other types of investments, as permitted by the applicable Fund’s Prospectus or SAI and the investment guidelines included in the Securities Lending Agreement. While a Fund will not have the right to vote securities on loan, in certain circumstances, the Funds intend to terminate the loan and retain the right to vote if that is considered important with respect to the investment. There can be no assurance that a Fund will have sufficient notice of such matters to be able to terminate the loan in time to vote the securities. Loans generally are subject to termination at the option of a Fund or the borrower. Each Fund will restrict its securities lending to 33 1/3% of its total assets, including the assets received by the Fund as collateral for securities loaned.
     CALLABLE SECURITIES. Certain fixed income securities invested in primarily by the Total Return Bond VIF are callable at the option of the issuer or a third party. Callable securities are subject to Prepayment/Call risk.
     STRUCTURED PRODUCTS. Structured products, such as structured notes, generally are individually negotiated agreements and may be traded over the counter. They are organized and operated to restructure the investment characteristics of the underlying security. This structuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans) and the issuance by that entity of one or more classes of securities (“structured securities”) backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of such payments made with respect to structured securities is dependant on the extent of the cash flow of the underlying instruments. With respect to structured products, because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Investments in structured securities are generally of a class that is either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there is currently no active trading market for these securities.
     TEMPORARY DEFENSIVE POSITIONS. If deemed appropriate under the circumstances, each Fund may increase its holdings in short-term obligations to up to 100% of its total assets. Under normal market conditions, the Stock Funds will limit their investment in short-term obligations to 20% of their total net assets. Such short-term obligations may include money market instruments and repurchase agreements. A Fund may not achieve its investment objective as a result of taking any temporary defensive position.
     UNDERWRITING SECURITIES. As a matter of policy, each Fund may underwrite securities to the extent permitted by the 1940 Act, or the rules and regulations thereunder, as such statute, rules or regulations may be amended from time to time, or by regulatory guidance or interpretations of such statute, rules or regulations.
Additional Information About the Underlying Funds that are part of the BB&T Funds group of investment companies:
     FOREIGN CURRENCY TRANSACTIONS. The International Equity Fund may invest in non-U.S. dollar denominated instruments, and may use forward currency exchange contracts. Forward currency exchange contracts involve an obligation to exchange a specified currency for another at a future date at a rate set at the time of the contract. Forward currency exchange contracts do not eliminate fluctuations in the values of portfolio securities but rather allow a Fund to establish a rate of exchange for a future point in time.
     Currency exposure is managed actively and separately from the underlying assets in the Fund based upon the sub-adviser’s overall market and currency management strategy. The sub-adviser may alter the Fund’s currency exposure whenever the sub-adviser perceives opportunities to enhance the return or reduce the risk of the Fund. The sub-adviser is permitted to shift the currency exposure resulting from the underlying assets from the original currency to another currency within the International Equity Fund’s benchmark, the Morgan Stanley Capital International All Country World Index ex-U.S. (or to the U.S. dollar) and may enter into a net long position with respect to any currency within the benchmark (or to the U.S. dollar), provided that the aggregate currency positions created by forward currency exchange contracts do not exceed 100% of the International Equity Fund’s total net assets. Net short positions are not permitted.
     To the extent a Fund invests in an emerging market, the resulting emerging market currency exposure will generally be maintained. With respect to any forward currency exchange contract, it will not generally be possible to match precisely the amount covered by the contract and the value of the securities involved due to the changes in the values of such securities resulting from market movements between the date the forward currency exchange contract is entered into and the date it matures. In addition, while forward currency exchange contracts may offer protection from losses resulting from declines in the value of a particular foreign currency, they also may result in losses and moreover will limit potential gains which might result from increases in the value of such currency. The International Equity Fund will also incur costs in connection with forward currency exchange contracts and conversions of foreign currencies and U.S. dollars.
     When the International Equity Fund enters into a forward currency exchange contract, liquid assets equal to the amount of the Fund’s assets that could be required to consummate forward currency exchange contracts will be earmarked and reserved on the custodian’s or the Fund’s records. For the purpose of determining the adequacy of the securities that have been earmarked and reserved, such securities will be valued at market or fair value. If the market or fair value of such securities declines, additional liquid assets will be earmarked and reserved such that the value such assets will equal the amount of the International Equity Fund’s commitment.

INVESTMENT RESTRICTIONS
Unless expressly designated as fundamental, all policies and procedures of the Funds may be changed by the Board of Trustees without shareholder approval. The following investment restrictions are fundamental and may be changed with respect to a particular Fund only by a vote of a majority of the outstanding Shares of that Fund (as defined under “ADDITIONAL INFORMATION — Vote of a Majority of the Outstanding Shares” in this SAI).
None of the Funds will:
     1. Purchase any securities which would cause more than 25% of the value of the Fund’s total assets at the time of purchase to be invested in securities of one or more issuers conducting their principal business activities in the same industry, provided that: (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities and repurchase agreements secured by obligations of the U.S. government or its agencies or instrumentalities; (b) wholly owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; (c) the Capital Manager Equity VIF may invest more than 25% of its total assets in investment companies, or portfolios thereof, that are Underlying Funds of such Fund; and (d) utilities will be divided according to their services. For example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry;
     2. Purchase securities of any one issuer, other than obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities, if, immediately after such purchase, more than 5% of the value of the Fund’s total assets would be invested in such issuer, or the Fund would hold more than 10% of the outstanding voting securities of the issuer, except that 25% or less of the value of a Fund’s total assets may be invested without regard to such limitations. There is no limit to the percentage of assets that may be invested in U.S. Treasury bills, notes, or other obligations issued or guaranteed by the U.S. government or its agencies or instrumentalities. There is no limit to the percentage of assets that the Capital Manager Equity VIF may invest in any investment company;
     3. Borrow money or issue senior securities, except that a Fund may borrow from banks or brokers, in amounts up to 10% of the value of its total assets at the time of such borrowing. A Fund will not purchase securities while its borrowings exceed 5% of its total assets;
     4. Make loans, except that a Fund may purchase or hold debt instruments and lend portfolio securities (in an amount not to exceed one-third of its total assets), in accordance with its investment objective and policies, make time deposits with financial institutions and enter into repurchase agreements;
     5. Underwrite the securities issued by other persons, except to the extent that a Fund may be deemed to be an underwriter under certain securities laws in the disposition of “restricted securities”;
     6. Purchase or sell commodities or commodities contracts, except to the extent disclosed in the current Prospectus of the Fund; and
     7. Purchase or sell real estate (although investments in marketable securities of companies engaged in such activities and securities secured by real estate or interests therein, or in Underlying Funds investing in such securities, are not prohibited by this restriction).
The following additional investment restrictions are not fundamental policies and therefore may be changed by the Board of Trustees, without the vote of a majority of the outstanding Shares of a Fund. None of the Funds may:
     1. Engage in any short sales (except for short sales “against the box”);
     2. Purchase securities of other investment companies, except (a) in connection with a merger, consolidation, acquisition or reorganization, (b) to the extent permitted by the 1940 Act or pursuant to any exemptions there from, and (c) as consistent with the investment policies of the Capital Manager Equity VIF;
     3. Mortgage or hypothecate the Fund’s assets in excess of one-third of the Fund’s total assets; and
     4. Purchase or otherwise acquire any securities if, as a result, more than 15% of the Fund’s net assets would be invested in securities that are illiquid.

If any percentage restriction described above is satisfied at the time of purchase, a later increase or decrease in such percentage will not constitute a violation of such restriction.
Due to the investment policies of the Capital Manager Equity VIF, this Fund will concentrate more than 25% of its total assets in the investment company industry. However, no Underlying Fund in which such Fund invests (except the BB&T Prime Money Market Fund) may concentrate more than 25% of its total assets in any one industry.
PORTFOLIO TURNOVER
The portfolio turnover rate for each of the Funds is calculated by dividing the lesser of a Fund’s purchases or sales of portfolio securities for the year by the monthly average value of the securities. The SEC requires that the calculation exclude all securities whose remaining maturities at the time of acquisition are one year or less.
For the fiscal years ended December 31, 2009 and December 31, 2008, the portfolio turnover rates for each of the Funds with a full year of operations in the subject fiscal years were as follows:

FUND	2009(%)	2008(%)
Capital Manager Equity VIF	18.04	61.04
Select Equity VIF (formerly, Large Cap VIF)*	137.52	49.73
Special Opportunities Equity VIF	32.57	35.80
Total Return Bond VIF	109.12	152.74

*	The Select Equity VIF experienced increased portfolio turnover due to a change in the Fund’s portfolio manager on November 30, 2009.
Changes may be made in a Fund’s portfolio consistent with the investment objective and policies of the Fund whenever such changes are believed to be in the best interests of the Fund and its shareholders. The portfolio turnover rates for all of the Funds may vary greatly from year to year as well as within a particular year, and may be affected by cash requirements for redemptions of Shares. High portfolio turnover rates will generally result in higher transaction costs to a Fund, including brokerage commissions. Each Fund will be managed without regard to its portfolio turnover rate.
VALUATION OF THE FUNDS
Except as noted below, investments of the Funds in securities traded on a national securities exchange or in the over-the-counter market are valued at the closing price on the principal exchange or market, typically 4:00 PM EST. or, absent such a price, by reference to the latest available bid prices in the principal market in which such securities are normally traded. Except as noted below, investments of the International Equity Fund in securities the principal market for which is a securities exchange are valued at the closing price on that exchange on the day of computation.
With regard to each of the Funds, securities the principal market for which is not a securities exchange are valued at their latest bid quotations in such principal market. Fixed-income securities are valued by using evaluations provided by an independent pricing service, the use of which has been approved by the Board of Trustees. Securities for which an independent pricing service does not provide a current evaluation or provides a value that does not represent fair value in the judgment of the Funds’ Adviser or Sub-Adviser are valued at fair value under procedures approved by the Board of Trustees. Such may include a yield equivalent or a price produced through use of a pricing matrix provided by a national pricing service approved by the Board of Trustees. With respect to participation certificates (otherwise known as participation notes, equity linked notes, or “widgets”), if the price provided by an independent pricing service should reflect a price premium, the market maker (broker) will be contacted to provide the premium and the participation certificate’s price will be adjusted accordingly. Short-term securities are valued at either amortized cost or original cost plus interest, which approximates current value. Repurchase Agreements are valued at original cost. Open ended mutual fund investments will be valued at the most recently calculated NAV. Closed end mutual funds are valued at their market values based upon the latest available sale price or, absent such a price, by reference to the latest available bid prices in the principal market in which such securities are normally traded.
The value of a foreign security is determined in its national currency as of the close of trading on the foreign exchange or other principal market on which it is traded, which value is then converted into its U.S. dollar equivalent using the latest foreign exchange bid quotation (from an approved pricing vendor) as of the time of NAV calculation. When the closing price is not an accurate representation of value due to events that have occurred after the closing of the primary exchange and prior to the time of NAV calculations (hereinafter, a “Significant Event”), then a market quotation is deemed to not be readily available and the fair value of affected securities will be determined by consideration of other factors by the Pricing Committee as detailed below. An example of a frequently occurring Significant Event is a movement in the U.S. equity markets. The Pricing Committee may predetermine the level of such a movement that will constitute a Significant Event (a “Trigger”) and preauthorize the Trust’s Accounting Agent to utilize a pricing service authorized by the Board (a “Fair Value Pricing Service”) that has been designed to determine a fair value. On a day when a Fair Value Pricing Service is so utilized pursuant to a preauthorization, the Pricing Committee need not meet (and, therefore, will not produce minutes). The Pricing Committee, however, will determine the fair value of securities effected by a Significant Event where either (i) the Pricing Committee has not authorized the use of a Fair Value Pricing Service, or (ii) where the Significant Event is other than a movement in the U.S. equity markets that qualifies as a Trigger.
Securities for which market quotations are readily available will be valued on the basis of quotations provided by dealers in such securities or furnished through a national pricing service approved by the Board of Trustees. Securities for which market quotations are not readily available and other assets will be valued at fair value using methods determined in good faith by the Pricing Committee under the supervision of the Trustees and may include yield equivalents or a price produced through use of a pricing matrix provided by a national pricing service approved by the Board.
ADDITIONAL PURCHASE AND REDEMPTION INFORMATION
The Shares of each Fund are sold on a continuous basis. The public offering price of Shares of the Funds is their NAV per Share.
The Trust may suspend the right of redemption or postpone the date of payment for Shares during any period when (a) trading on the NYSE is restricted by applicable rules and regulations of the SEC, (b) the NYSE is closed for other than customary weekend and holiday closings, (c) the SEC has by order permitted such suspension, or (d) an emergency exists as a result of which (i) disposal by the Trust of securities owned by it is not reasonably practical, or (ii) it is not reasonably practical for the Trust to determine the fair market value of its net assets.
Shares may be redeemed without charge on any day that NAV is calculated. All redemption orders are effected at the NAV per Share next determined after receipt of a redemption request. Payment for Shares redeemed normally will be made within seven days.
The Trust intends to pay cash for all Shares redeemed, but under abnormal conditions, such as a very large redemption that could affect Fund operations, payment may be made wholly or partly in readily marketable securities instead of cash. If payment is made in securities, the Fund will value the securities selected in the same manner in which it computes its NAV. In such cases, a shareholder may incur brokerage costs in converting such securities to cash.
Variable Contract Owners do not deal directly with the Funds to purchase, redeem, or exchange Shares, and Variable Contract Owners should refer to the prospectus for the applicable Separate Account for information on the allocation of premiums and on transfers of accumulated value among sub-accounts of the pertinent Separate Account that invests in the Funds.
Each Fund reserves the right to discontinue offering Shares at any time, or to cease investment operations entirely.
MANAGEMENT OF THE TRUST
TRUSTEES AND OFFICERS
The Funds are managed under the direction of the Board of Trustees. Subject to the provisions of the Declaration of Trust, By-laws and Massachusetts law, the Trustees have all powers necessary and convenient to carry out this responsibility, including the election and removal of Trust officers.
The Trustees of the Funds (including Trustees who are not “interested persons” (as defined in the 1940 Act) of the Funds (“Independent Trustees”)), their ages, their term of office and length of time served, a description of their principal occupations during the past five years, the number of portfolios in the BB&T Funds complex that the Trustee oversees, any other directorships or trusteeships held by the Trustee during the last five years in any publicly-traded company or registered investment company, and their experience, qualifications, attributes, and skills are listed in the two tables immediately following. The business address of the Trustees and Officers listed below is 434 Fayetteville Street Mall, 5th Floor, Raleigh, NC, 27601.

INDEPENDENT TRUSTEES

				NUMBER OF		EXPERIENCE,
				PORTFOLIOS	DIRECTORSHIPS	QUALIFICATIONS,
		TERM OF OFFICE/	PRINCIPAL OCCUPATION	OVERSEEN IN FUND	HELD OUTSIDE	ATTRIBUTES, SKILLS
	POSITION(S) HELD	LENGTH OF	DURING THE PAST	COMPLEX BY	THE FUND	FOR BOARD
NAME AND AGE	WITH THE TRUST	TIME SERVED	FIVE YEARS	TRUSTEE*	COMPLEX	MEMBERSHIP
Thomas W. Lambeth Birthdate: 01/35	Trustee, Chairman of the Board of Trustees	Indefinite, 8/92 — present	From January 2001 to present, Senior Fellow, Z. Smith Reynolds Foundation	27	None	Significant executive experience, including continuing service as senior fellow of a foundation, and previous executive and board experience in government and with non-profit endowment funds and private foundations.

Drew T. Kagan Birthdate: 02/48	Trustee	Indefinite, 8/00 — present	From December 2003 to present, CEO, Montecito Advisors, Inc.	27	None	Significant executive experience including continuing service as chief executive officer of an investment services organization and past service as a manager of a mutual fund complex and as an executive of a banking organization.

Laura C. Bingham Birthdate: 11/56	Trustee	Indefinite, 2/01 — present	From July 1998 to present, President of Peace College	27	None	Significant executive experience in nonprofit and government organizations, including continuing service as a college president; experience overseeing endowment investments.

Douglas R. Van Scoy Birthday: 11/43	Trustee	Indefinite, 5/04 — present	Retired; from November 1974 to July 2001, employee of Smith Barney (investment banking), most recently as Deputy Director of Private Client Group and Senior Executive Vice President	27	None	Significant executive experience including past service as senior executive vice president of a large investment services organization.

James L. Roberts Birthday: 11/42	Trustee	Indefinite, 11/04 — present	Retired; from November 2006 to present, Director, and from April 2008 to present, Vice-Chairman, Grand Mountain Bancshares, Inc.	27	None	Significant executive experience including past service as president of two publicly-traded banking firms and as head of corporate finance for a securities brokerage firm.

INTERESTED TRUSTEE

NUMBER OF
PORTFOLIOS
		TERM OF		OVERSEEN IN		EXPERIENCE,
	POSITION(S)	OFFICE/	PRINCIPAL	FUND	OTHER	QUALIFICATIONS,
	HELD WITH THE	LENGTH OF	OCCUPATION DURING	COMPLEX BY	DIRECTORSHIPS HELD	ATTRIBUTES, SKILLS FOR
NAME AND AGE	TRUST	TIME SERVED	THE PAST 5 YEARS	TRUSTEE*	BY TRUSTEE	BOARD MEMBERSHIP
R. Lee Youngblood** Birthday: 01/47	Trustee	Indefinite, 1/09 — present	From April 1971 to present, employee of Branch Banking and Trust Company (currently Executive Vice President and Corporate Financial Services Manager)	27	Director, Sterling Capital Management, LLC; Director, BB&T Investment Services, Inc.	Continuing service as the executive vice president of the parent company of the Funds’ investment adviser.

*	The BB&T Fund Complex consists of two open-end investment management companies: BB&T Funds and BB&T Variable Insurance Funds.

**	Mr. Youngblood is treated by the Funds as an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Funds because he owns shares of BB&T Corporation.

The Trustees receive fees and are reimbursed for expenses in connection with each meeting of the Board of Trustees they attend. However, no officer or employee of the Distributor, PNC Global Investment Servicing (U.S.) Inc. (“PNC Global Investment Servicing”), BB&T Asset Management or BB&T, receives any compensation from the Funds for acting as a Trustee.
BB&T Asset Management’s Chief Compliance Officer (“CCO”), Mr. Ward, also serves as the Funds’ CCO. The CCO’s compensation is reviewed and approved by the Board of Trustees and paid by BB&T Asset Management. However, the Funds reimburse BB&T Asset Management for 25% of the CCO’s base salary and incentive pay. As a result, the CCO fee paid by the Funds is only part of the total compensation received by Mr. Ward.
OFFICERS

(1)	(2)	(3)	(4)
TERM OF
	POSITION(S)	OFFICE AND
	HELD WITH	LENGTH OF	PRINCIPAL OCCUPATION
NAME AND AGE	THE FUNDS	TIME SERVED	DURING THE PAST 5 YEARS
E.G. Purcell, III Birthdate: 1/55	President and Secretary	Indefinite, President and Secretary, 11/08-Present; Vice President, 11/00-11/08	From 1995 to present, Senior Vice President, BB&T Asset Management, Inc. and its predecessors

Todd M. Miller Birthdate: 9/71	Vice President	Indefinite, 8/05-Present	From May 2009 to Present, Vice President, BB&T Asset Management, Inc.; from June 2005 to May 2009, Mutual Fund Administrator; from May 2001 to May 2005, Manager, BISYS Fund Services

Clinton L. Ward Birthdate: 11/69	Chief Compliance and Anti-Money Laundering Officer	Indefinite, 4/07-Present	From July 2004 to present, Chief Compliance Officer and Secretary, BB&T Asset Management, Inc.; from January 2002 to July 2004, Compliance Analyst, Evergreen Investments

Andrew J. McNally Birthdate: 12/70	Treasurer	Indefinite, 4/07-Present	From January 2007 to present, Vice President and Senior Director; from July 2000 to December 2006, Vice President and Director, Fund Accounting and Administration Department, PNC Global Investment Servicing

(1)	(2)	(3)	(4)
TERM OF
	POSITION(S)	OFFICE AND
	HELD WITH	LENGTH OF	PRINCIPAL OCCUPATION
NAME AND AGE	THE FUNDS	TIME SERVED	DURING THE PAST 5 YEARS
Avery Maher Birthdate: 2/45	Assistant Secretary	Indefinite, 4/07-Present	From March 2006 to present, Vice President and Counsel, Regulatory Administration Department, PNC Global Investment Servicing; from October 2004 to August 2005, Vice President and Assistant General Counsel, JPMorgan Asset Management; from 1992 to 2004, Second Vice President and Assistant Secretary, John Hancock Advisers, LLC
For interested Trustees and officers, positions held with affiliated persons or principal underwriters of the Trust are listed in the following table:

POSITIONS HELD WITH AFFILIATED PERSONS OR PRINCIPAL
NAME	UNDERWRITERS OF THE FUNDS
R. Lee Youngblood	Branch Banking and Trust Company, Executive Vice President
E.G. Purcell, III	BB&T Asset Management, Inc., Senior Vice President
Todd M. Miller	BB&T Asset Management, Inc., Vice President
Clinton L. Ward	BB&T Asset Management, Inc., Chief Compliance Officer and Secretary
Andrew J. McNally	PNC Global Investment Servicing, Vice President and Senior Director, Fund Accounting and Administration Department
Avery Maher	PNC Global Investment Servicing, Vice President and Counsel, Regulatory Administration Department
The officers of the Trust receive no compensation directly from the Trust for performing the duties of their offices. BB&T Asset Management receives fees from the Trust for acting as Adviser and Administrator and PNC Global Investment Servicing receives fees from the Trust for acting as Transfer Agent and for providing fund accounting services to the Trust. In addition, PNC Global Investment Servicing receives fees from the Administrator for acting as Sub-Administrator.
BOARD OF TRUSTEES
Responsibilities of the Board of Trustees
The Board has overall responsibility for the conduct of the affairs of the Trust. The Board sets and reviews policies regarding the operation of the Trust, and directs the officers to perform the daily functions of the Trust. The Chairman of the Board of Trustees is an Independent Trustee. Each Trustee shall serve during the continued lifetime of the Trust until he or she dies, resigns or is removed, or, if sooner, until the next meeting of shareholders called for the purpose of electing Trustees and the election and qualification of his successor. The Board of Trustees may fill any vacancy on the Board provided that, after such appointment, at least two-thirds of the Trustees have been elected by shareholders. Any Trustee may be removed by the Board, with or without cause, by action of a majority of the Trustees then in office, or by a vote of shareholders at any meeting called for that purpose.
Board Leadership Structure
The Board’s leadership structure features Independent Trustees serving as Board Chairman and as Chairperson of each of the Board’s Committees. This structure is reviewed by the Board regularly and the Board believes it to be appropriate and effective. All Independent Trustees are members of the Audit and Nominations Committees. Inclusion of all Independent Trustees in the Audit and Nominations Committees allows all such Trustees to participate in the full range of the Board’s oversight duties, including oversight of risk management processes.
The officers of the Trust are elected annually by the Board. The Chairman of the Trustees, if one is elected, the President, the Treasurer and the Secretary of the Trust shall hold office until their respective successors are chosen and qualified, or in each case until he or she sooner dies, resigns, is removed or becomes disqualified. Each other officer shall hold office and each agent shall retain authority at the pleasure of the Trustees. The Trust’s CCO must be approved by a majority of the Independent Trustees. Any officer may be removed, with or without cause, by the Board.
Board Oversight of Trust Risk
The Board of Trustees’ role is one of oversight, rather than active management. This oversight extends to the Funds’ risk management processes. Those processes are embedded in the responsibilities of officers of the Funds. The officers of the Funds, including the President and Principal Executive Officer, the Treasurer and Principal Financial Officer, and the CCO, report to the Board and to the Chairs of its Committees on a variety of matters at regular meetings of the Board and on an ad hoc basis.
The BB&T Variable Insurance Funds have retained BB&T Asset Management as the Funds’ investment adviser and administrator. BB&T Asset Management provides the Funds with investment advisory services, and is responsible for day-to-day administration of the Funds and management of the risks that arise from the Funds’ investments and operations. Employees of BB&T Asset Management serve as the Funds’ officers, including the Funds’ President and Principal Executive Officer and the CCO. The Board provides oversight of the services provided by BB&T Asset Management, including risk management services. In the course of providing oversight, the Board receives a wide range of reports on the Funds’ activities, including regarding each Fund’s investment portfolio, the compliance of the Funds with applicable laws, and the Funds’ financial accounting and reporting. The Board meets periodically with BB&T Asset Management personnel to receive reports on BB&T Asset Management’s and other service providers’ risk management services. The Board also meets periodically with the Funds’ CCO to receive reports regarding the compliance of the Funds with the federal securities laws and the Funds’ internal compliance policies and procedures. In addition, the Board meets periodically with the portfolio managers of the Funds to receive reports regarding the management of the Funds, including their investment risks.
COMMITTEES OF THE BOARD OF TRUSTEES
AUDIT COMMITTEE. The purposes of the Audit Committee are to oversee the Funds’ accounting and financial reporting policies and practices; to oversee the quality and objectivity of the Funds’ financial statements and the independent audit thereof; to consider the selection of an independent registered public accounting firm for the Trust and the scope of the audit; and to act as a liaison between the Funds’ independent registered public accounting firm and the full Board of Trustees. Messrs. Kagan, Lambeth, Roberts and Van Scoy and Ms. Bingham serve on this Committee; Mr. Kagan serves as chair of the Audit Committee. For the fiscal year ended December 31, 2009, there were three meetings of the Audit Committee.
NOMINATIONS COMMITTEE. The purpose of the Nominations Committee is to recommend qualified candidates to the Board of Trustees in the event that a position is vacated or created. Messrs. Kagan, Lambeth, Roberts, Van Scoy and Ms. Bingham serve on this committee; Ms. Bingham serves as chair of the Committee. For the fiscal year ended December 31, 2009, there were no meetings of the Nominations Committee.
Pursuant to procedures adopted by the Board, the Nominations Committee may consider Trustee candidates recommended by members of the Nominations Committee, candidates recommended by other members of the Board, candidates recommended by shareholders, or candidates recommended by the Trust’s management. Shareholder recommendations should be submitted to the Nominations Committee in care of BB&T Variable Insurance Funds. Recommendations for candidates as Trustees of BB&T Variable Insurance Funds will be evaluated, among other things, in light of whether the number of Trustees is expected to change and whether the Trustees expect any vacancies.
SECURITIES OWNERSHIP
Listed below for each Trustee is a dollar range of securities beneficially owned in the Funds together with the aggregate dollar range of equity securities in all registered investment companies overseen by each Trustee that are in the same family of investment companies as the Trust, as of December 31, 2009.

AGGREGATE DOLLAR RANGE OF
EQUITY SECURITIES IN ALL
REGISTERED INVESTMENT
COMPANIES OVERSEEN BY
	DOLLAR RANGE OF EQUITY	TRUSTEE IN FAMILY OF INVESTMENT
NAME OF TRUSTEE	SECURITIES IN THE TRUST	COMPANIES
Thomas W. Lambeth	None	$10,001 - $50,000
Drew T. Kagan	None	> $100,000
Laura C. Bingham	None	$50,001-$100,000
Douglas R. Van Scoy	None	$50,001 - $100,000
James L. Roberts	None	> $100,000
The following table shows information for the Trustee who is an “interested person” of the Trust as defined in the 1940 Act:

R. Lee Youngblood	N/A	N/A
As of April 2, 2010, the Trustees and officers of the Trust, as a group, owned Variable Contracts that entitled them to give voting instructions with respect to less than one percent of the Shares of any portfolio of the Trust.
TRUSTEE COMPENSATION
Trustee aggregate compensation paid by the Fund and the BB&T Fund Complex** for the calendar year ended December 31, 2009, is set forth below:

				TOTAL COMPENSATION
				FROM
	AGGREGATE			BB&T FUND COMPLEX
	COMPENSATION FROM			PAID TO
	THE FUNDS FOR FISCAL	PENSION OR RETIREMENT	ESTIMATED TOTAL	TRUSTEES FOR FISCAL
	YEAR ENDED	BENEFITS ACCRUED AS	ANNUAL BENEFITS	YEAR ENDED
NAME OF PERSON, POSITION	DECEMBER 31, 2009*	PART OF FUND EXPENSES	UPON RETIREMENT	DECEMBER 31, 2009**
Thomas W. Lambeth Trustee	$1,423	None	None	$66,000
Drew T. Kagan Trustee	1,423	None	None	66,000
Laura C. Bingham Trustee	1,228	None	None	57,000
Douglas R. Van Scoy Trustee	1,208	None	None	56,000
James L. Roberts Trustee	1,208	None	None	56,000
R. Lee Youngblood Trustee	N/A	N/A	N/A	N/A

*	As of December 31, 2009, the Funds include five separate series.

**	The Trustee total compensation figures represent amounts received by the Trustees for their service to both the Trust and the BB&T Funds.
INVESTMENT ADVISER
Investment advisory and management services are provided to each Fund by BB&T Asset Management, Inc. (“BB&T Asset Management” or the “Adviser”) pursuant to an Investment Advisory Agreement (“Investment Advisory Agreement”) dated as of May 22, 2005.
Under the Investment Advisory Agreement, BB&T Asset Management has agreed to provide investment advisory services for each of the Funds as described in the Prospectuses. Under the Advisory Agreement between BB&T Variable Insurance Funds and BB&T Asset Management, the fee payable to BB&T Asset Management by each Fund, for investment advisory services is the lesser of: (i) a fee computed daily and paid monthly, at the following annual rates, calculated as a percentage of the average daily net assets of each Fund: 0.74% for the Select Equity VIF, 0.25% for the Capital Manager Equity VIF, 0.80% for the Special Opportunities Equity VIF,

and 0.60% for the Total Return Bond VIF, or (ii) such fee as may from time to time be agreed upon in writing by a Fund and BB&T Asset Management. BB&T Asset Management bears all expenses in connection with the performance of its services other than the cost of securities (including brokerage commissions) purchased for the Funds.
Unless sooner terminated, the Investment Advisory Agreement continues in effect for successive one-year periods if such continuance is approved at least annually by the Board of Trustees or by vote of a majority of the outstanding Shares of such Fund and a majority of the Trustees who are not parties to the Investment Advisory Agreement or interested persons (as defined in the 1940 Act) of any party to the Investment Advisory Agreement by votes cast in person at a meeting called for such purpose. The Investment Advisory Agreement is terminable as to a particular Fund at any time on 60 days’ written notice without penalty by the Trustees, by vote of a majority of the outstanding Shares of that Fund, or by BB&T Asset Management. The Investment Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act.
For the fiscal years ended December 31, 2009, December 31, 2008, and December 31, 2007, the Adviser received the following investment advisory fees (“Paid” are gross advisory fees and “Waived” are fees waived from gross advisory fees and/or reimbursed directly to the Fund.):

	DECEMBER 31, 2009		DECEMBER 31, 2008		DECEMBER 31, 2007
	PAID	WAIVED	PAID	WAIVED	PAID	WAIVED
Select Equity VIF (formerly, Large Cap VIF)	$231,501	$75,081	$447,212	$212,577	$743,323	$317,724
Capital Manager Equity VIF	$18,848	$18,848	$34,354	$38,147	$48,103	$57,157
Mid Cap Growth VIF*	$83,801	$41,130	$169,232	$75,486	$215,769	$75,690
Special Opportunities Equity VIF	$256,525	$8,352	$276,765	$26,764	$236,897	$14,777
Total Return Bond VIF	$132,859	$65,995	$116,815	$43,257	$63,041	$24,453

*	Mid Cap Growth VIF was liquidated in February 2010.

The Investment Advisory Agreement provides that BB&T Asset Management shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with the performance of its duties, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith, or gross negligence on the part of BB&T Asset Management in the performance of its duties, or from reckless disregard of its duties and obligations thereunder.
From time to time, advertisements, supplemental sales literature, and information furnished to present or prospective shareholders of the Fund may include descriptions of BB&T Asset Management including, but not limited to, (i) descriptions of BB&T Asset Management’s operations; (ii) descriptions of certain personnel and their functions; and (iii) statistics and rankings related to BB&T Asset Management’s operations.
The Funds bear all costs of their organization and operation, including but not limited to expenses of preparing, printing and mailing all shareholders’ reports, notices, prospectuses, proxy statements and reports to regulatory agencies; expenses relating to the issuance, registration and qualification of shares; government fees; interest charges; expenses of furnishing to shareholders their account statements; taxes; expenses of redeeming shares; brokerage and other expenses connected with the execution of portfolio securities transactions; expenses pursuant to the Funds’ plans of distribution; fees and expenses of custodian including those for keeping books and accounts, maintaining a committed line of credit, and calculating the NAV of shares; fees and expenses of transfer agents and dividend disbursing agents; legal, accounting, financial, management, tax and auditing fees and expenses of the Funds (including and allocable portion of the cost of the Adviser’s employees rendering such services to the Funds); the compensation and expenses of Trustees who are not otherwise affiliated with the Funds, the Adviser or any of their affiliates; expenses of Trustees’ and shareholders’ meeting; trade association memberships; insurance premiums; and any extraordinary expenses.
Pursuant to the American Institute of Certified Public Accountants (AICPA) Statement of Position (SOP) 98-5, any Fund organizational or start-up costs incurred on or after January 1, 1999 will be expensed as they are incurred.
INVESTMENT SUB-ADVISERS
TOTAL RETURN BOND VIF. Investment sub-advisory and management services are provided to the Total Return Bond VIF by Sterling Capital Management LLC (“Sterling Capital” or a “Sub-Adviser”), an affiliate of BB&T Asset Management, pursuant to a

Sub-Advisory Agreement (the “Sterling Sub-Advisory Agreement”) dated as of July 18, 2005, between BB&T Asset Management and Sterling Capital.
In consideration for the services provided and expenses assumed under the Sterling Sub-Advisory Agreement, BB&T Asset Management has agreed to pay Sterling Capital a fee, computed daily and paid monthly, at an annual rate of 0.25% of the average daily net assets of the Total Return Bond VIF. For the fiscal years ended December 31, 2009, December 31, 2008 and December 31, 2007, BB&T Asset Management paid $35,464, $30,234 and $12,469, respectively, to Sterling Capital for sub-advisory services to the Total Return Bond VIF.
The Sterling Sub-Advisory Agreement will continue in effect from year to year if such continuance is approved at least annually by BB&T Variable Insurance Funds’ Board of Trustees or by a vote of the holders of a majority of the outstanding Shares of the Fund (as defined under “GENERAL INFORMATION – Miscellaneous”). The Sterling Sub-Advisory Agreement is terminable at any time without penalty, by the Trustees, by vote of the holders of a majority of the outstanding Shares of the Fund, or on 60 days’ written notice by Sterling Capital or by BB&T Asset Management. The Sterling Sub-Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act. BB&T Asset Management will bear the sole responsibility for the payment of the sub-advisory fee to Sterling Capital.
The Sterling Sub-Advisory Agreement provides that Sterling Capital shall not be liable for any error of judgment or mistake of law or for any loss suffered by BB&T Asset Management, the Trust or the Fund in connection with the performance of its duties, except that Sterling Capital shall be liable to BB&T Asset Management for a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Sterling Capital in the performance of its duties or from reckless disregard by it of its obligations or duties thereunder. From time to time, advertisements, supplemental sales literature and information furnished to present or prospective Variable Contract Owners may include descriptions of Sterling Capital including, but not limited to, (i) descriptions of Sterling Capital’s operations; (ii) descriptions of certain personnel and their functions; and (iii) statistics and rankings relating to the Sterling Capital’s operations.
BB&T Asset Management or Sterling Capital may pay, out of its own assets and at no cost to the Funds, amounts to broker-dealers, insurance companies or other financial intermediaries in connection with the provision of administrative services and/or with the distribution of the Funds’ Shares. Investors may be able to obtain more information about these payments and services from insurance companies, or their broker or other financial intermediaries and should so inquire if they would like additional information.
SPECIAL OPPORTUNITIES EQUITY VIF. Subject to the general supervision of the Trust’s Board of Trustees and in accordance with the Fund’s investment objective and restrictions, investment sub-advisory services are provided to the Special Opportunities Equity VIF by Scott & Stringfellow, LLC (“Scott & Stringfellow” or a “Sub-Adviser”), 909 E. Main Street, Richmond, Virginia 23219, a wholly owned subsidiary of BB&T Corporation, pursuant to a sub-advisory agreement (the “Scott & Stringfellow Sub-Advisory Agreement”) with BB&T Asset Management dated April 22, 2005.
Scott & Stringfellow makes the day-to-day investment decisions for the Fund and continuously reviews, supervises and administers the Fund’s investment program, subject to the general supervision of the Board of Trustees and BB&T Asset Management in accordance with the Fund’s investment objective, policies and restrictions.
Under the Scott & Stringfellow Sub-Advisory Agreement with BB&T Asset Management, Scott & Stringfellow has agreed to provide investment advisory services for the Special Opportunities Equity VIF as described in the Prospectus describing that Fund. For its services and expenses incurred under the Scott & Stringfellow Sub-Advisory Agreement, Scott & Stringfellow is entitled to a fee payable by BB&T Asset Management. The fee is computed daily and paid monthly at an annual rate of 0.40% of the Fund’s average daily net assets or such lower fee as may be agreed upon in writing by BB&T Asset Management and Scott & Stringfellow; provided that if BB&T Asset Management waives some or all of its investment advisory fee, Scott & Stringfellow shall waive its fee so that it shall receive no more than seventy-five percent (75%) of the net investment advisory fee paid to BB&T Asset Management. For the fiscal years ended December 31, 2009, December 31, 2008 and December 31, 2007, BB&T Asset Management paid $128,712, $138,511 and $118,442, respectively, to Scott & Stringfellow for sub-advisory services to the Special Opportunities Equity VIF.
Unless sooner terminated, the Scott & Stringfellow Sub-Advisory Agreement shall continue with respect to the Fund for an initial term of two years, and thereafter for successive one-year periods if such continuance is approved at least annually by the Board of Trustees of the Trust or by vote of the holders of a majority of the outstanding voting Shares of the Fund and a majority of the Trustees who are not parties to the Scott & Stringfellow Sub-Advisory Agreement or interested persons (as defined in the 1940 Act) of any party to the Scott & Stringfellow Sub-Advisory Agreement by vote cast in person at a meeting called for such purpose. The Scott & Stringfellow Sub-Advisory Agreement may be terminated with respect to a Fund by the Trust at any time without the payment of any penalty by the Board of Trustees of the Trust, by vote of the holders of a majority of the outstanding voting securities of the Fund, or by BB&T Asset Management or Scott & Stringfellow on 60 days’ written notice. The Sub-Advisory Agreement will also immediately terminate in the event of its assignment, as defined in the 1940 Act.
The Scott & Stringfellow Sub-Advisory Agreement provides that Scott & Stringfellow shall not be liable for any error of judgment or mistake of law or for any loss suffered by BB&T Asset Management, the Trust or the Fund in connection with the performance of its duties, except that Scott & Stringfellow shall be liable to BB&T Asset Management for a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on the part of Scott & Stringfellow in the performance of its duties or from reckless disregard by it of its obligations or duties thereunder. From time to time, advertisements, supplemental sales literature and information furnished to present or prospective Variable Contract Owners may include descriptions of Scott & Stringfellow including, but not limited to, (i) descriptions of Scott & Stringfellow’s operations; (ii) descriptions of certain personnel and their functions; and (iii) statistics and rankings relating to Scott & Stringfellow’s operations.
BB&T Asset Management or Scott & Stringfellow may pay, out of its own assets and at no cost to the Funds, amounts to broker-dealers, insurance companies or other financial intermediaries in connection with the provision of administrative services and/or with the distribution of the Funds’ Shares. Investors may be able to obtain more information about these payments and services from insurance companies, or their broker or other financial intermediaries and should so inquire if they would like additional information.
PORTFOLIO MANAGERS
The portfolio managers identified under “Management of the Fund” in each Prospectus are responsible for the day-to-day management of the Funds. Each portfolio manager also has responsibility for the day-to-day management of accounts other than the Fund(s) for which he or she serves as portfolio manager. Information regarding these accounts is set forth below.

NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE
AS OF DECEMBER 31, 2009*
	OTHER REGISTERED	OTHER POOLED
	INVESTMENT	INVESTMENT
PORTFOLIO MANAGER	COMPANIES	VEHICLES	OTHER ACCOUNTS

Stephen L. Morgan	Number: 5	Number: 0	Number: 34
	Assets: $306.4 Million	Assets: 0	Assets: $165.5 Million

Jeffrey J. Schappe	Number: 4	Number: 0	Number: 3
	Assets: $90.2 Million	Assets: 0	Assets: $2.3 Billion

George F. Shipp	Number: 1	Number: 0	Number: 5000
	Assets: $900 Million	Assets: 0	Assets: $2,000 Million

Mark Montgomery	Number: 1	Number:	Number: 127
	Assets: $364 Million	Assets:	Assets: $6,450 Million

Robert Millikan	Number: 10	Number: 0	Number: 13
	Assets: $524.6 Million	Assets: 0	Assets: $292 Million

Will G. Gholston	Number: 4	Number: 0	Number: 5
	Assets: $90.2 Million	Assets: 0	Assets: $2.5 Billion

*	If an account has a co-manager, the total number of accounts and assets has been allocated to each respective manager. Therefore, some accounts and assets have been counted more than once.
As indicated in the table above, portfolio managers may manage multiple accounts. These accounts may include, among others, mutual funds or separately managed accounts (i.e., institutions such as pension funds, colleges and universities, foundations, endowments, and high net-worth families).
As of December 31, 2009, the following portfolio managers managed the following numbers of accounts in each of the indicated categories, having the indicated total assets, with respect to which the advisory fee is based on the performance of the account.

PERFORMANCE BASED ADVISORY FEES
NUMBER OF OTHER ACCOUNTS MANAGED AND ASSETS BY ACCOUNT TYPE
AS OF DECEMBER 31, 2009
	OTHER REGISTERED	OTHER POOLED
	INVESTMENT	INVESTMENT
PORTFOLIO MANAGER	COMPANIES	VEHICLES	OTHER ACCOUNTS

Stephen L. Morgan	Number: 0	Number: 0	Number: 0
	Assets: 0	Assets: 0	Assets: 0

Jeffrey J. Schappe	Number: 0	Number: 0	Number: 0
	Assets: 0	Assets: 0	Assets: 0

George F. Shipp	Number: 0	Number: 0	Number: 0
	Assets: 0	Assets: 0	Assets: 0

Mark Montgomery	Number: 0	Number: 0	Number: 0
	Assets: 0	Assets: 0	Assets: 0

Robert Millikan	Number: 0	Number: 0	Number: 0
	Assets: 0	Assets: 0	Assets: 0

Will G. Gholston	Number: 0	Number: 0	Number: 0
	Assets: 0	Assets: 0	Assets: 0

Conflicts of Interest
From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of a Fund and the management of other registered investment companies, pooled investment vehicles and other accounts (collectively, the “Managed Accounts”). The Managed Accounts might have similar investment objectives or strategies as the Fund, track the same indexes the Fund tracks or otherwise hold, purchase, or sell securities that are eligible to be held, purchased or sold by the Fund. The Managed Accounts might also have different investment objectives or strategies than the Fund. Consequently, portfolio managers may purchase or sell securities for one Fund and not for a Managed Account.
BB&T ASSET MANAGEMENT
A potential conflict of interest may arise as a result of the portfolio manager’s management of a number of accounts with varying investment guidelines. Often, an investment opportunity may be suitable for both the Fund and the Managed Accounts, but may not be available in sufficient quantities for both the Fund and the Managed Accounts to participate fully. Similarly, there may be limited opportunity to sell an investment held by the Fund and another Managed Account. BB&T Asset Management has adopted policies and procedures reasonably designed to allocate investment opportunities on a fair and equitable basis over time. BB&T Asset Management has also adopted a Code of Ethics that governs personal trading and which is reasonably designed to address potential conflicts of interest that may arise in connection with a portfolio manager’s management of personal accounts.
STERLING CAPITAL
Sterling Capital manages portfolios for multiple institutional and individual clients. All portfolios are managed as separate accounts, including mutual fund portfolios. Each portfolio has its own set of investment objectives and investment policies that may differ from those of the Fund. The portfolio managers make investment decisions for each portfolio based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio. Accordingly, an individual portfolio may contain different securities than other portfolios, and investment decisions may be made in other accounts that are different than the decisions made for the BB&T Total Return Bond VIF. As an example, the portfolio manager may decide to buy a security in one or more portfolios, while selling the same security in other portfolios based on the different objectives, restrictions, and cash flows in the portfolios. In addition, some of these portfolios have fee structures, including performance fees, which are or have the potential to be higher than the fees paid by the Fund to Sterling Capital. Because performance fees are tied to performance, the incentives associated with any given portfolio may be higher or lower than those associated with other accounts managed by the firm.
Sterling Capital’s objective is to meet its fiduciary obligation to treat all clients fairly. To help accomplish this objective and to address the potential conflicts discussed above, Sterling Capital has adopted and implemented policies and procedures, including brokerage and trade allocation policies and procedures. Sterling Capital’s compliance procedures include actively monitoring compliance with investment policies, trade allocation, and Code of Ethics requirements. In addition, Sterling Capital’s senior management team reviews the performance of portfolio managers and analysts.
SCOTT & STRINGFELLOW
Scott & Stringfellow also manages portfolios for multiple institutional and individual clients. All portfolios are managed as separate accounts, including mutual fund portfolios. Each portfolio has its own set of investment objectives and investment policies that may differ from those of the Fund. The portfolio managers make investment decisions for each portfolio based on the investment objectives and policies and other relevant investment considerations applicable to that portfolio. Accordingly, an individual portfolio may contain different securities than other portfolios, and investment decisions may be made in other accounts that are different than the decisions made for the BB&T Special Opportunities Equity VIF. As an example, the portfolio manager may decide to buy a security in one or more portfolios, while selling the same security in other portfolios based on the different objectives, restrictions, and cash flows in the portfolios.
Portfolio Manager Compensation
BB&T ASSET MANAGEMENT
BB&T Asset Management utilizes the following incentive compensation plan for portfolio managers:
Portfolio Management compensation is based on both fixed and variable components. The fixed component is determined at the commencement of employment and subject to annual review. Variable compensation is divided into two parts. The first variable component is calculated based on pretax one-year and three-year fund performance (by asset class). The performance figures are ranked against a universe of approved peer funds/indexes, and measured on a relative percentile basis. The second variable component, a discretionary bonus pool, is determined based on various factors as determined by executive management. The factors include active support and promotion of funds marketing through various channels, management of personnel, and other subjective criteria. All variable compensation is paid annually at plan year-end.
For investment professionals other than portfolio managers, such as investment analysts, a similar fixed compensation component is received. The variable component is calculated based on performance categories, designed to recognize meaningful performance to the team. The incentive plan is paid annually, based on plan year-end. As with the portfolio managers, BB&T Asset Management seeks to utilize the incentive compensation to investment analysts as a retention tool.
Portfolio managers are also eligible to participate in broad-based plans offered generally to BB&T employees, including retirement, 401(k), health, and other employee benefit plans.
STERLING CAPITAL
Sterling Capital offers investment professionals a compensation plan which has three components: (i) base compensation, which is linked to job function, responsibilities and experience, (ii) incentive compensation, which varies based on investment performance and other factors determined by management, and (iii) equity. The majority of potential total cash compensation consists of incentive compensation, which could ultimately make up more than half of the investment professional’s compensation. Incentive compensation is based on performance of the portfolios managed by the portfolio manager in comparison to benchmarks appropriate for the various portfolios managed, and in comparison to peer groups. For purposes of incentive compensation, the Total Return Bond VIF’s performance is measured against the Barclays Capital Aggregate Bond Index. Firm/department leadership, compliance results, and other subjective criteria as determined by executive management are also considered in determining incentive compensation.
Certain investment professionals are also offered partial equity ownership in Sterling Capital. Membership interest is awarded based on long-term performance, leadership, potential for generating future growth of the firm, and other subjective criteria determined by management.
Incentive compensation and equity interests are used as retention tools in order to facilitate long-term commitments from key investment professionals.

Portfolio managers are also eligible to participate in broad-based plans offered generally to Sterling Capital employees, including retirement, 401(k), health, and other employee benefit plans.
SCOTT & STRINGFELLOW
Compensation Program
The elements of total compensation for Scott & Stringfellow portfolio managers are: fixed base salary, annual performance-based cash bonus, nominal stock compensation, and other benefits. These components are designed to provide a powerful incentive to achieve consistently superior investment performance. By design, portfolio manager compensation levels fluctuate — both up and down — with the relative assets under management.
Base Salary
Under the Scott & Stringfellow approach, like that of many asset management firms, base salaries represent a relatively small portion of a portfolio manager’s total compensation. This approach serves to enhance the motivational value of the asset-based (and therefore variable) compensation elements of the compensation program.
Asset-Based Compensation
Scott & Stringfellow believes that the best interests of investors are served by recruiting and retaining exceptional asset management talent and managing their compensation within a consistent and disciplined framework that emphasizes pay for performance in the context of an intensely competitive market for talent. To that end, the portfolio manager incentive compensation is based on a formulaic compensation program.
Scott & Stringfellow’s formulaic portfolio manager compensation program focuses on assets under management, which is believed to create an indirect tie to absolute performance, as negative returns in any market environment could result in an outflow of assets. Portfolio managers work with all products under management and are compensated based on overall assets. A smaller discretionary element of portfolio manager compensation may include consideration of: financial results, expense control, profit margins, strategic planning and implementation, quality of client service, market share, corporate reputation, capital allocation, compliance and risk control, leadership, workforce diversity, technology and innovation. All factors are considered collectively by Scott & Stringfellow’s management.
Cash Bonus
Performance-based compensation is distributed to portfolio managers primarily as cash. Typically, the cash bonus, when combined with base salary, represents more than 90% of total compensation for portfolio managers.
Stock Bonus
Some portfolio managers qualify for a nominal grant of stock options and/or restricted stock of BB&T Corporation stock, the parent of Scott & Stringfellow, based primarily on the discretionary elements discussed above. Paying a portion of annual bonuses in stock puts compensation earned by a portfolio manager for a given year “at risk” based on the organization’s ability to sustain and improve its performance over future periods.
The ultimate value of stock bonuses is dependent on future BB&T Corporation stock price performance. As such, the stock bonus aligns each portfolio manager’s financial interests with those of BB&T Corporation’s shareholders and encourages a balance between short-term goals and long-term strategic objectives. Management strongly believes that providing a small portion of competitive performance-based compensation in stock is in the best interests of investors and shareholders. This approach ensures that portfolio managers participate as shareholders in both the “downside risk” and “upside opportunity” of BB&T Corporation’s performance. Portfolio managers therefore have a direct incentive to protect BB&T Corporation’s reputation for integrity.
Other Benefits
Portfolio managers are also eligible to participate in broad-based plans offered generally to Scott & Stringfellow employees, including 401(k), health, and other employee benefit plans.

Securities Ownership
The following table discloses the dollar range of equity securities of each of the Funds beneficially owned by the portfolio managers as of December 31, 2009:

Name of Portfolio Manager	Dollar Range of Equity Securities in each Fund
Stephen L. Morgan	None
Jeffrey J. Schappe	None
George F. Shipp*	None
Mark Montgomery**	None
Robert Millikan***	None
Will G. Gholston	None

*	Although the portfolio manager does not have an investment in Special Opportunities Equity VIF, the portfolio manager does hold between $500,001 and $1,000,000 in the BB&T Special Opportunities Equity Fund, the retail mutual fund that has the same investment strategy as the Special Opportunities Equity VIF.

**	Although the portfolio manager does not have an investment in the Total Return Bond VIF, the portfolio manager does hold between $10,001 and $50,000 in the BB&T Total Return Bond Fund, the retail mutual fund that has the same investment strategy as the Total Return Bond VIF.

***	Although the portfolio manager does not have an investment in the Capital Manger Equity VIF, the portfolio manager does hold between $1 and $10,000 in the BB&T Capital Manager Equity Fund, the retail mutual fund that has the same investment strategy as the Capital Manager Equity VIF.

PROXY VOTING POLICIES AND PROCEDURES
The Board of Trustees has adopted proxy voting policies and procedures for the Trust (“Trust Proxy Voting Policies and Procedures”) with respect to voting proxies relating to the portfolio securities held by the Funds. The Board of Trustees has delegated the authority to vote proxies related to portfolio securities of each of the Funds to the Adviser, which in turn delegated proxy voting authority for the Total Return Bond VIF to Sterling Capital. With respect to voting proxies relating to the Special Opportunities Equity VIF, Scott & Stringfellow (a wholly-owned subsidiary of BB&T Corporation, the parent of BB&T Asset Management) will use BB&T Asset Management’s Proxy Voting Policies and Procedures. Under the Trust Proxy Voting Policies and Procedures, the Adviser and Sub-Advisers are required to vote proxies related to the portfolio securities in the best interests of the Funds. The Trust Proxy Voting Policies and Procedures require that the Board of Trustees annually review the policies, procedures and other guidelines for voting proxies for the Adviser and Sub-Advisers. The Proxy Voting Policies and Procedures also require the Adviser and the Sub-Advisers to report annually with respect to all proxies it has received for action. With respect to proxies identified as involving a conflict of interest, the Adviser or a Sub-Adviser will submit a report indicating the nature of the conflict and how it was resolved.
Proxy voting policies and procedures for BB&T Asset Management and Sterling Capital are attached as Appendix B.
You may obtain information about how a Fund voted proxies related to its portfolio securities during the 12-month period ended June 30 by visiting the SEC’s Web site at www.sec.gov, or by contacting us by telephone at 1-800-228-1872 or in writing at BB&T Variable Insurance Funds, P.O. Box 9762, Providence, Rhode Island 02940-9762.
PORTFOLIO TRANSACTIONS
The Advisory Agreement for each Fund provides that the Adviser is responsible for selecting, or for supervising the relevant Sub-Adviser’s selection of, securities to be bought and sold, and brokers to execute those transactions. Purchases and sales of portfolio securities with respect to the Total Return Bond VIF and the Capital Manager Equity VIF usually are principal transactions in which portfolio securities are normally purchased directly from the issuer or from an underwriter or market maker for the securities. Purchases from underwriters of portfolio securities generally include (but not in the case of mutual fund shares purchased by the

Capital Manager Equity VIF) a commission or concession paid by the issuer to the underwriter and purchases from dealers serving as market makers may include the spread between the bid and asked price. Transactions on stock exchanges (including purchases and sales of ETFs) involve the payment of negotiated brokerage commissions. Transactions in the over-the-counter market are generally principal transactions with dealers. With respect to the over-the-counter market, the Funds, where possible, will deal directly with dealers who make a market in the securities involved except in those circumstances where better price and execution are available elsewhere. While BB&T Asset Management and each Sub-Adviser generally seek competitive spreads or commissions, the Funds may not necessarily pay the lowest spread or commission available on each transaction, for reasons discussed below.
During the following fiscal years, the Funds listed below paid the following aggregate brokerage commissions:

	FISCAL YEAR ENDED			FISCAL YEAR ENDED
	DECEMBER 31, 2009			DECEMBER 31, 2008
	AGGREGATE		DIRECTED	AGGREGATE		DIRECTED
	BROKERAGE	AGGREGATE	BROKERAGE	BROKERAGE	AGGREGATE	BROKERAGE
	COMMISSION	TRANSACTIONS	COMMISSION	COMMISSION	TRANSACTIONS	COMMISSION
Capital Manager Equity VIF	$485	$887,607	$485	$1,589	$5,524,499	N/A
Select Equity VIF (formerly, Large Cap VIF)	$129,652	$93,912,246	$117,024	$138,164	$83,486,179	$124,729
Large Cap Growth VIF*	N/A	N/A	N/A	N/A	N/A	N/A
Mid Cap Growth VIF**	$57,186	$44,240,970	$50,461	$79,592	$98,396,897	$68,845
Special Opportunities Equity VIF	$64,359	$18,684,417	$64,359	$87,229	$26,821,876	$87,229

	FISCAL YEAR ENDED
	DECEMBER 31, 2007
	AGGREGATE		DIRECTED
	BROKERAGE	AGGREGATE	BROKERAGE
	COMMISSION	TRANSACTIONS	COMMISSION
Capital Manager Equity VIF	N/A	N/A	N/A
Select Equity VIF (formerly, Large Cap VIF)	$133,014	$114,434,978	$117,777
Large Cap Growth VIF*	$20,877	$23,888,455	$15,818
Mid Cap Growth VIF**	$53,786	$73,897,283	$39,770
Special Opportunities Equity VIF	$50,596	$24,420,289	$50,596

*	On February 12, 2007, the Large Cap Growth VIF merged with and into the Select Equity VIF (formerly, Large Cap VIF).

**	Mid Cap Growth VIF was liquidated in February 2010.

For the fiscal years ended December 31, 2009, December 31, 2008 and December 31, 2007, the Funds paid $32,105, $33,253 and $34,531, respectively, in commissions to Scott & Stringfellow, a wholly-owned subsidiary of BB&T Corporation, for transactions effected on behalf of the Special Opportunities Equity VIF. For the fiscal years ended December 31, 2009, December 31, 2008 and December 31, 2007, the aggregate percentage of the Special Opportunities Equity VIF’s total brokerage commissions paid to Scott & Stringfellow was 49%, 37.8% and 68.3%, respectively, and the percentage of the Funds’ aggregate dollar amount of transactions involving commissions effected through Scott & Stringfellow was 27.1%, 19.1% and 58.2%, respectively.
To the extent permitted by applicable rules and regulations, either BB&T Asset Management or the Sub-Advisers may execute portfolio transactions on behalf of the Funds through affiliates. As required by Rule 17e-1 under the 1940 Act, the Funds have adopted procedures which provide that commissions paid to such affiliate must be fair and reasonable compared to the commission, fees or other remuneration paid to other brokers in connection with comparable transactions. The procedures also provide that the Board of Trustees will review reports of such affiliated brokerage transactions in connection with the foregoing standard.
Allocation of transactions, including their frequency, to various dealers is determined by BB&T Asset Management or each Sub-Adviser in a manner deemed fair and reasonable. The major consideration in allocating brokerage business is the assurance that the best execution is being received on all transactions effected for all accounts. As detailed in the above chart, brokerage may be directed to brokers because of research services provided. Brokerage will at times be allocated to firms that supply research, statistical data and other services when the terms of the transaction and the capabilities of different broker/dealers are consistent with the guidelines set forth in Section 28(e) of the Securities Exchange Act of 1934. Information so received is in addition to and not in lieu of services required to be performed by BB&T Asset Management and each Sub-Adviser and does not reduce the advisory fees payable to BB&T

Asset Management or each Sub-Adviser. Such information may be useful to BB&T Asset Management or each Sub-Adviser in serving both the Funds and other clients and, conversely, supplemental information obtained by the placement of business of other clients may be useful to BB&T Asset Management or each Sub-Adviser in carrying out its obligations to the Funds.
To the extent research services may be a factor in selecting brokers, such services may be in written form or through direct contact with individuals and may include information as to particular companies and securities as well as market, economic, or institutional areas and information which assists in the valuation and pricing of investments. Examples of research-oriented services for which the adviser might utilize Fund commissions include research reports and other information on the economy, industries, sectors, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. BB&T Asset Management or each Sub-Adviser may use research services furnished by brokers in servicing all client accounts and not all services may necessarily be used in connection with the account that paid commissions to the broker providing such services. Information so received by BB&T Asset Management or each Sub-Adviser will be in addition to and not in lieu of the services required to be performed by BB&T Asset Management and each Sub-Adviser under their respective Advisory or Sub-Advisory Agreement. Any advisory or other fees paid to BB&T Asset Management or each Sub-Adviser are not reduced as a result of the receipt of research services.
In some cases BB&T Asset Management or each Sub-Adviser may receive a service from a broker that has both a “research” and a “non-research” use. When this occurs, BB&T Asset Management and each Sub-Adviser makes a good faith allocation, under all the circumstances, between the research and non-research uses of the service. The percentage of the service that is used for research purposes may be paid for with client commissions, while BB&T Asset Management or each Sub-Adviser will use its own funds to pay for the percentage of the service that is used for non-research purposes. In making this good faith allocation, BB&T Asset Management or each Sub-Adviser faces a potential conflict of interest, but BB&T Asset Management or each Sub-Adviser believe that its allocation procedures are reasonably designed to ensure that BB&T Asset Management or each Sub-Adviser, respectively, appropriately allocates the anticipated use of such services to their research and non-research uses.
Investment decisions for each Fund are made independently from those for the other Funds or any other investment company or account managed by BB&T Asset Management or any Sub-Adviser. Any such other investment company or account may also invest in the same securities as the Funds. When a purchase or sale of the same security is made at substantially the same time on behalf of a Fund and another Fund, investment company or account, the transaction will be averaged as to price and available investments will be allocated as to amount in a manner which BB&T Asset Management or the Sub-Adviser believes to be fair and equitable over time to the Fund(s) and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by a Fund or the size of the position obtained by a Fund. To the extent permitted by law, BB&T Asset Management or the Sub-Adviser may aggregate the securities to be sold or purchased for a Fund with those to be sold or purchased for the other Funds or for other investment companies or accounts in order to obtain best execution. As provided by the Advisory Agreement and the Sub-Advisory Agreements, in making investment recommendations for the Funds, BB&T Asset Management or the Sub-Adviser will provide its services in accordance with its fiduciary obligations and will manage the Fund in the best interests of the Fund.
SECURITIES OF “REGULAR BROKER-DEALERS.” The Funds are required to identify any securities of its “regular brokers and dealers” (as such term is defined in the 1940 Act) which the Funds hold at the close of their most recent fiscal year. As of December 31, 2009, the Select Equity VIF held equity securities of JP Morgan Chase & Co., U.S. Bancorp, and Bank of New York valued at $558,378, $450,200 and $5,811 respectively. The Special Opportunities Equity VIF held short term investment securities of Bank of New York valued at $7,282. The Capital Manager Equity VIF held short term investment securities of Credit Suisse Securities (USA) LLC valued at $353,767. The Total Return Bond VIF held debt securities of J.P. Morgan Chase Securities Inc., Bank of America Corp., Morgan Stanley & Co., Inc., Credit Suisse Securities (USA) LLC, Goldman Sachs & Co., Merrill Lynch & Co., Inc., and RBS Securities Inc. valued at $1,495,522, $797,670, $508,113, $452,159, $365,049, $201,843, and $76,598, respectively and held short term investment securities of Bank of New York valued at $3,643. The Mid Cap Growth VIF held no securities of its “regular brokers and dealers” at the close of its most recent fiscal year.
FEDERAL BANKING LAW
The Gramm-Leach-Bliley Act of 1999 repealed certain provisions of the Glass-Steagall Act that had previously restricted the ability of banks and their affiliates to engage in certain mutual fund activities. Nevertheless, BB&T Asset Management’s activities remain subject to, and may be limited by, applicable federal banking law and regulations. BB&T Asset Management believes that it possesses the legal authority to perform the services for the Funds contemplated by the Prospectus, this SAI, and the Investment Advisory Agreement without violation of applicable statutes and regulations. If future changes in these laws and regulations were to limit the ability of BB&T Asset Management to perform these services, the Board of Trustees would review the Trust’s relationship with BB&T Asset Management and consider taking all action necessary in the circumstances, which could include recommending to shareholders the selection of another qualified advisor or, if that course of action appeared impractical, that the Funds be liquidated.
ADMINISTRATOR
BB&T Asset Management, Inc. (“BB&T Asset Management” or “Administrator”), 434 Fayetteville Street Mall, 5th Floor, Raleigh, NC 27601, serves as the Administrator to the Trust pursuant to an Administration Agreement dated April 23, 2007, as amended (the “Administration Agreement”). Prior to April 23, 2007, BB&T Asset Management served as the Administrator pursuant to the Management and Administration Agreement dated May 1, 2005, as amended.
Under the Administration Agreement, the Administrator has agreed to perform or supervise the performance by others of administrative services performed in connection with the operations of the Trust and to assist in the selection of and conduct relations with custodians, depositories, accountants, legal counsel, underwriters, brokers and dealers, corporate fiduciaries, insurers, banks and persons in any other capacity deemed to be necessary or desirable for the Trust’s operations. The Administrator also has agreed to provide the Trust with regulatory reporting, all necessary office space, equipment, personnel, compensation and facilities for handling the affairs of the Trust and such other services as the Administrator shall, from time to time, determine to be necessary to perform its obligations under its Agreement.
For performing these services, the Administrator receives a fee that is calculated based upon average net assets of the Trust and the BB&T Funds. The fee shall be calculated at the annual rate of 0.110% applicable to the first $3.5 billion of average net assets, at the annual rate of 0.075% applicable to the next $1 billion of average net assets, at the annual rate of 0.06% applicable to the next $1.5 billion of average net assets, and at the annual rate of 0.04% applicable to net assets in excess of $6 billion.
For its services as administrator and expenses assumed pursuant to the Administration Agreement, the Administrator received the following fees (“Paid” are gross administration fees and “Waived” are fees waived from gross administration fees and/or reimbursed directly to the Fund):
FISCAL YEAR ENDED

	DECEMBER 31, 2009		DECEMBER 31, 2008		DECEMBER 31, 2007
		ADDITIONAL		ADDITIONAL		ADDITIONAL
		AMOUNT		AMOUNT		AMOUNT
	PAID	WAIVED	PAID	WAIVED	PAID	WAIVED
Select Equity VIF (formerly, Large Cap VIF)	$31,546	—	$56,368	—	$99,752	—
Capital Manager Equity VIF	—	—	—	—	$6,555	$6,555
Mid Cap Growth VIF*	$11,484	—	$21,318	—	$28,778	—
Special Opportunities Equity VIF	$32,351	—	$32,323	—	$29,069	—
Total Return Bond VIF	$22,364	—	$18,258	—	$10,188	—

*	Mid Cap Growth VIF was liquidated in February 2010.
The Administration Agreement shall, unless sooner terminated as provided in the Administration Agreement (described below), continue for three years from the effective date (the “Initial Term”). Thereafter, the Administration Agreement shall be renewed automatically for successive one year terms (the “Renewal Term”), unless written notice not to renew is given by the non-renewing party to the other party at least 60 days prior to the expiration of the Initial Term or the then-current Renewal Term. The Administration Agreement also is terminable upon mutual agreement of the parties to the Administration Agreement or for cause (as defined in the Administration Agreement) upon the provision of sixty (60) days’ written notice by the party alleging cause.
The Administration Agreement provides that the Administrator shall not be liable for any error of judgment or mistake of law or any loss suffered by the Trust in connection with the matters to which the Administration Agreement relates, except a loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its duties, or from the reckless disregard by the Administrator of its obligations and duties thereunder.

SUB-ADMINISTRATOR
PNC Global Investment Servicing (U.S.) Inc. (“PNC Global Investment Servicing” or the “Sub-Administrator”), 301 Bellevue Parkway, Wilmington, Delaware 19809, serves as sub-administrator to the Trust pursuant to a Sub-Administration Services Agreement dated April 23, 2007, as amended (the “Sub-Administration Agreement”). Under the Sub-Administration Agreement, the Sub-Administrator performs certain administrative services for the Funds, for which it receives a fee, paid by the Administrator, that is calculated based upon average net assets of the Trust and the BB&T Funds. The fee shall be calculated at the annual rate of 0.0395% applicable to the first $3.5 billion of average net assets, at the annual rate of 0.0240% applicable to the next $1 billion of average net assets, at the annual rate of 0.019% applicable to the next $1.5 billion of average net assets, and at the annual rate of 0.01% applicable to net assets in excess of $6 billion.
SERVICE PLAN
The Trust has adopted a Variable Contract Owner Servicing Plan (the “Service Plan”) under which the Funds are authorized to pay insurance companies, banks, plan sponsors and recordkeepers, broker-dealers or other financial institutions (and their affiliates) a fee in exchange for certain management-related services. For the year ended December 31, 2009, the Funds did not participate in any service plans. More information about the Service Plan, including fee information, is provided in the Funds’ prospectuses.
CUSTODIAN, TRANSFER AGENT AND FUND ACCOUNTING SERVICES
U.S. Bank National Association, located at 425 Walnut Street, M.L. CN-OH-W6TC, Cincinnati, OH 45202, serves as the Custodian to the Trust.
PNC Global Investment Servicing, located at 301 Bellevue Parkway, Wilmington, Delaware 19809, serves as transfer agent to the Funds pursuant to a Transfer Agency and Blue Sky Services Agreement with the Trust. PNC Global Investment Servicing receives a fee based on the type of services provided to the Funds as agreed upon by the Trust and PNC Global Investment Servicing.
PNC Global Investment Servicing, located at 301 Bellevue Parkway, Wilmington, Delaware 19809, also provides fund accounting services to the Funds pursuant to an Accounting Services Agreement with the Trust. For its services, PNC Global Investment Servicing receives a fee calculated based upon each Fund’s average net assets as well as the average net assets of the BB&T Funds of 0.01% of average net assets.
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
KPMG LLP (“KPMG”) has been selected as the independent registered public accounting firm. KPMG’s address is 1601 Market Street, Philadelphia, PA 19103.
LEGAL COUNSEL
Ropes & Gray LLP, One Metro Center, 700 12th St., N.W., Washington, D.C. 20005-3948 are legal counsel to BB&T Variable Insurance Funds.
CODE OF ETHICS
The Trust, BB&T Asset Management, the Sub-Advisers, and PNC Global Investment Servicing each have adopted a code of ethics under Rule 17j-1 of the 1940 Act, which is designed to prevent affiliated persons of the Trust, BB&T Asset Management, the Sub-Advisers and PNC Global Investment Servicing from engaging in deceptive, manipulative, or fraudulent activities in connection with securities held or to be acquired by the Funds (which may also be held by persons subject to a code). There can be no assurance that the codes will be effective in preventing such activities.
ADDITIONAL INFORMATION
DESCRIPTION OF SHARES
The Trust is a Massachusetts business trust that was organized on November 8, 2004. The Trust’s Declaration of Trust was filed with the Secretary of the Commonwealth of Massachusetts on the same date. The Declaration of Trust authorizes the Board of Trustees to issue an unlimited number of Shares, which are units of beneficial interest, without par value. The Trust’s Declaration of Trust authorizes the Board of Trustees to divide or redivide any unissued Shares of the Trust into one or more additional series or classes by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption.
Shares have no subscription or preemptive rights and only such conversion or exchange rights as the Board of Trustees may grant in its discretion. When issued for payment as described in the Prospectuses and this SAI, the Trust’s Shares will be fully paid and non-assessable by the Trust. In the event of a liquidation or dissolution of the Trust, shareholders of a Fund are entitled to receive the assets available for distribution belonging to that Fund, and a proportionate distribution, based upon the relative asset values of the respective series, of any general assets not belonging to any particular series which are available for distribution.
Each Share represents an equal proportionate interest in the Fund with other Shares of the Fund, and is entitled to such dividends and distributions out of the income earned on the assets belonging to the Fund as are declared at the discretion of the Trustees. Shares are without par value. Shareholders are entitled to one vote for each dollar of value invested and a proportionate fractional vote for any fraction of a dollar invested. Shareholders will vote in the aggregate and not by portfolio except as otherwise expressly required by law.
An annual or special meeting of shareholders to conduct necessary business is not required by the Trust’s Declaration of Trust, the 1940 Act, or other authority except, under certain circumstances, to elect Trustees, amend the Declaration of Trust, approve an investment advisory agreement and to satisfy certain other requirements. To the extent that such a meeting is not required, the Trust may elect not to have an annual or special meeting.
In accordance with current laws, it is anticipated that an insurance company issuing a variable contract that participates in the Fund will request voting instructions from variable contract owners and will vote shares or other voting interests in the separate account in proportion of the voting instructions received.
Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding Shares of each Fund affected by the matter. For purposes of determining whether the approval of a majority of the outstanding Shares of a Fund will be required in connection with a matter, a Fund will be deemed to be affected by a matter unless it is clear that the interests of each Fund in the matter are identical, or that the matter does not affect any interest of the Fund. Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy submitted to shareholders would be effectively acted upon with respect to a series only if approved by a majority of the outstanding Shares of such Fund. However, Rule 18f-2 also provides that the ratification of independent public accountants, the approval of principal underwriting contracts, and the election of Trustees may be effectively acted upon by shareholders of the Trust voting without regard to Fund.
VOTE OF A MAJORITY OF THE OUTSTANDING SHARES
As used in the Funds’ Prospectuses and the SAI, “vote of a majority of the outstanding Shares of the Trust or the Fund” means the affirmative vote, at an annual or special meeting of shareholders duly called, of the lesser of (a) 67% or more of the votes of shareholders of the Trust or the Fund present at such meeting at which the holders of more than 50% of the votes attributable to the shareholders of record of the Trust or the Fund are represented in person or by proxy, or (b) the holders of more than 50% of the outstanding votes of shareholders of the Trust or the Fund.
SHAREHOLDER AND TRUSTEE LIABILITY
Under Massachusetts law, holders of units of interest in a business trust may, under certain circumstances, be held personally liable as partners for the obligations of the trust. However, the Trust’s Declaration of Trust provides that shareholders shall not be subject to any personal liability for the obligations of the Trust. The Declaration of Trust provides for indemnification out of the trust property of any shareholder held personally liable solely by reason of his or her being or having been a shareholder. The Declaration of Trust also provides that the Trust shall, upon request, reimburse any Shareholder for all legal and other expenses reasonably incurred in the defense of any claim made against the shareholder for any act or obligation of the Trust, and shall satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust itself would be unable to meet its obligations.
The Declaration of Trust states further that no Trustee, officer, or agent of the Trust shall be personally liable in connection with the administration or preservation of the assets of the Trust or the conduct of the Trust’s business; nor shall any Trustee, officer, or agent be personally liable to any person for any action or failure to act except for his own bad faith, willful misfeasance, gross negligence, or reckless disregard of his duties. The Declaration of Trust also provides that all persons having any claim against the Trustees or the Trust shall look solely to the assets of the Trust for payment.
DISCLOSURE OF PORTFOLIO HOLDINGS
The Trust has adopted policies and procedures governing disclosure of information regarding portfolio holdings. Such information may be made available to third parties in the following circumstances:
- After it has been made public through a filing with the SEC;
- In marketing or other materials, provided that the information regarding portfolio holdings disclosed in the materials is at least fifteen (15) days old; or
- When (i) the Funds have a legitimate business purpose for doing so; (ii) the disclosure is in the best interests of the Funds and their shareholders*; and (iii) the recipients are subject to a confidentiality agreement, including a duty not to trade on the non-public information, or the Funds’ Chief Executive Officer or Chief Financial Officer have determined that the policies of the recipient are adequate to protect the information that is disclosed and the entity is subject to a duty of confidentiality under the federal securities laws. Such disclosures shall be authorized by the Funds’ Chief Executive Officer or Chief Financial Officer and shall be reported to the Boards of Trustees at their next scheduled meeting.

*	In determining whether disclosure is in the best interests of the Funds and their shareholders, the Funds’ Chief Executive Officer or Chief Financial Officer shall consider whether any potential conflicts exist between the interests of Fund shareholders, on the one hand, and those of the Funds’ investment adviser, or its principal underwriter, on the other.
Disclosure to Service Providers
The Funds may provide information to their service providers regarding the Funds’ portfolio holdings that have not been included in a filing with the Securities and Exchange Commission (“SEC”) where relevant to duties to be performed for the Funds. Such service providers include, but are not limited to, fund accountants, administrators, sub-administrators, investment advisers, rating agencies, custodians, independent public accountants and attorneys. The Funds’ service providers are prohibited, by explicit agreement or by virtue of their duties to the Funds, from disclosing to other third parties material non-public information about the Funds’ portfolio holdings, trading strategies implemented or to be implemented, or pending transactions. In instances in which non-public information is disclosed to third parties, the entity receiving the non-public information is subject to a duty of confidentiality under the federal securities laws, including a duty not to trade on the non-public information.
Other than the arrangements discussed above, the Funds do not have in place any ongoing arrangements to provide information regarding portfolio holdings to any person. In no event shall such information be disclosed for compensation.
ADDITIONAL TAX INFORMATION
The following discussion summarizes certain U.S. federal tax considerations concerning the ownership of Shares in the Funds by insurance company separate accounts for purposes of funding variable life insurance policies and variable annuity contracts (as well as by certain other investors). This discussion does not purport to be complete or to deal with all aspects of federal income taxation that may be relevant. It deals with only the status of the Funds as regulated investment companies under subchapter M of the Code, and the application of the diversification rules of Section 817(h) of the Code. This discussion is based upon present provisions of the Code, the regulations promulgated thereunder, and judicial and administrative ruling authorities, all of which are subject to change, which may be retroactive. The federal income tax discussion set forth is for general information only. Prospective investors should consult their tax advisors regarding the federal, state, local, and foreign tax aspects of an investment in a Fund.
The discussion below is generally based on the assumption that the Shares of each Fund will be respected as owned by insurance company separate accounts. If this is not the case, the person or persons determined to own the Fund Shares will be currently taxed on Fund distributions, and on the proceeds of any redemption of Fund Shares, under the applicable Code rules.
Because the shareholders of the Funds will be insurance company separate accounts (and certain other investors), no attempt is made herein to describe the federal tax considerations at the shareholder level. For information concerning the federal income tax consequences to a holder of a variable life insurance policy or a variable annuity contract, please refer to the prospectus for the relevant variable insurance or annuity contract.

Each Fund intends to elect to be treated and to qualify each year as a regulated investment company under Subchapter M of the Code. If a Fund so qualifies, it generally will not be subject to federal income tax on income and gains that are distributed in a timely manner to its shareholders in the form of dividends (including capital gain dividends). To qualify to be taxed as a regulated investment company, a Fund generally must, among other things: (i) derive in each taxable year at least 90% of its gross income from (a) dividends, interest, payments with respect to certain securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and (b) net income derived from interests in “qualified publicly traded partnerships” (as defined below); (ii) diversify its holdings so that, at the end of each quarter of the Fund’s taxable year, (a) at least 50% of the market value of the Fund’s total assets is represented by cash, cash items, U.S. government securities, securities of other regulated investment companies, and other securities limited in respect of any one issuer to a value not greater than 5% of the value of the Fund’s total assets and not more than 10% of the outstanding voting securities of such issuer, and (b) not more than 25% of the value of the Fund’s total assets is invested (x) in the securities (other than U.S. government or the securities of other regulated investment companies) of any one issuer or of two or more issuers that the Fund controls and that are engaged in the same, similar, or related trades or businesses, or (y) in the securities of one or more qualified publicly traded partnerships (as defined below); and (iii) distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (as that term is defined in the Code without regard to the deduction for dividends paid—generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and net tax-exempt interest income for such year.
In general, for purposes of the 90% gross income requirement described in clause (i) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” (generally, a partnership (a) the interests in which are traded on an established securities market or are readily tradable on a secondary market or the substantial equivalent thereof, (b) that is treated as a partnership for federal income tax purposes because it satisfies the passive income requirement under Code section 7704(c)(2), and (c) that derives less than 90% of its income from the qualifying income described in clause (i)(a) above) will be treated as qualifying income.
For purposes of the diversification test in clause (ii) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the Internal Revenue Service (“IRS”) with respect to issuer identification for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test in (ii) above. Also for purposes of the diversification test in (ii) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership.
As a regulated investment company, each Fund generally will not be subject to U.S. federal income tax on its investment company taxable income and net capital gain (any net long-term capital gains in excess of the sum of net short-term capital losses and capital loss carryovers from prior years), if any, that it distributes to shareholders. Each Fund intends to distribute to its shareholders, at least annually, all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and may distribute its net capital gain. A dividend paid to shareholders in January generally is deemed to have been paid by the Fund on December 31 of the preceding year, if the dividend was declared and payable to shareholders of record on a date in October, November or December of that preceding year. Amounts not distributed on a timely basis in accordance with a calendar year distribution requirement may be subject to a nondeductible 4% excise tax at the Fund level. The excise tax, however, generally is inapplicable to any regulated investment company whose only shareholders are either tax-exempt pension trusts or separate accounts of life insurance companies funding variable contracts.
If a Fund were to fail to qualify for treatment as a regulated investment company for any taxable year, (1) it would be taxed as an ordinary corporation on its taxable income for that year without being able to deduct the distributions it makes to its shareholders, and (2) each insurance company separate account invested in the Fund would fail to satisfy the diversification requirements of Section 817(h) of the Code, described below, with the result that the contracts supported by that account would no longer be eligible for tax deferral. All distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as dividend income. In addition, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying for treatment as a regulated investment company.
Each Fund also intends to comply with the separate diversification requirements imposed by Section 817(h) of the Code and the regulations thereunder on certain insurance company separate accounts. These requirements, which are in addition to the diversification requirements imposed on the Funds by the 1940 Act and Subchapter M of the Code, place certain limitations on assets of each insurance company separate account used to fund variable contracts. Because Section 817(h) and these regulations treat the assets of a Fund as assets of the related separate account, these regulations are imposed on the assets of each Fund. Specifically, the regulations provide that, after a one year start-up period or, except as permitted by the “safe harbor” described below, as of the end of each calendar quarter or within 30 days thereafter no more than 55% of the total assets of a Fund may be represented by any one investment, no more than 70% by any two investments, no more than 80% by any three investments, and no more than 90% by any four investments. For this purpose, all securities of the same issuer are considered a single investment, and each U.S. government agency and instrumentality is considered a separate issuer. Section 817(h) provides, as a safe harbor, that a separate account will be treated as being adequately diversified if the diversification requirements under Subchapter M are satisfied and no more than 55% of the value of the account’s total assets is attributable to cash and cash items (including receivables), U.S. government securities and securities of other regulated investment companies. Failure by a Fund to qualify as a regulated investment company and to satisfy the Section 817(h) requirements would generally cause the variable contracts to lose their favorable tax status and require a contract holder to include in ordinary income any income accrued under the contracts for the current and all prior taxable years. Under certain circumstances described in the applicable Treasury regulations, an inadvertent failure to satisfy the applicable diversification requirements may be corrected, but such a correction would require a payment to the IRS based on the tax contract holders would have incurred if they were treated as receiving the income on the contract for the period during which the diversification requirements were not satisfied. Any such failure may also result in adverse tax consequences for the insurance company issuing the contracts.
The IRS has indicated that a degree of investor control over the investment options underlying variable contracts may interfere with the tax-deferred treatment described above. The Treasury Department has issued rulings addressing the circumstances in which a variable contract owner’s control of the investments of the separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account, and is likely to issue additional rulings in the future. If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner’s gross income.
In determining whether an impermissible level of investor control is present, one factor the IRS considers when a separate account invests in one or more RICs is whether a RIC’s investment strategies are sufficiently broad to prevent a contract holder from being deemed to be making particular investment decisions through its investment in the separate account. Current IRS guidance indicates that typical RIC investment strategies, even those with a specific sector or geographical focus, are generally considered sufficiently broad to prevent a contract holder from being deemed to be making particular investment decisions through its investment in a separate account. For example, the IRS has approved a separate account offering sub-accounts (each funded through a single RIC) with the following investment strategies: money market, bonds, large company stock, international stock, small company stock, mortgage-backed securities, health care industry, emerging markets, telecommunications, financial services, South American stock, energy, and Asian markets. Most, although not necessarily all, of the Funds have objectives and strategies that are not materially narrower than the investment strategies described in this IRS guidance.
The above discussion addresses only one of several factors that the IRS considers in determining whether a contract holder has an impermissible level of investor control” over a separate account. Contract holders should consult with their insurance companies, their tax advisers, as well as the prospectus relating to their particular contract for more information concerning this investor control issue.
In the event that additional rules, regulations or other guidance are issued by the IRS or the Treasury Department concerning the investor control issue, such guidance could affect the treatment of the Fund as described above, including retroactively. In addition, in such event, there can be no assurance that a Fund will be able to continue to operate as currently described, or that a Fund will not have to change its investment objective or investment policies in order to prevent, on a prospective basis, any such rules and regulations from causing variable contract owners to be considered the owners of the Shares of a Fund.
In the case of Capital Manager Equity VIF, depending on its percentage ownership in an underlying fund before and after a redemption of underlying fund shares, the Fund’s redemption of shares of such underlying fund may cause the Fund to be treated as receiving a dividend on the full amount of the distribution instead of receiving capital gain income on the shares of the underlying fund. This would be the case where the Fund holds a significant interest in an underlying fund and redeems only a small portion of such interest.
MISCELLANEOUS
The following table indicates the name, address, and percentage of ownership of each person who owns of record or is known by the Trust to own beneficially 5% or more of any Fund’s outstanding shares as of April 5, 2010:

PERCENTAGE OF THE CLASS TOTAL ASSETS
FUND	HELD BY THE SHAREHOLDER
SELECT EQUITY VIF (FORMERLY LARGE CAP VIF)
HARTFORD LIFE SEPARATE ACCOUNT TWO ATTN UIT OPERATIONS 1 GRIFFIN RD N WINDSOR, CT 06095-1512	88.8%

AIG SUNAMERICA LIFE ASSURANCE COMPANY PO BOX 54299 LOS ANGELES, CA 90054-0299	5.88%

NATIONWIDE INSURANCE COMPANY NWVA9 C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS, OH 43218-2029	5.32%

CAPITAL MANAGER EQUITY VIF
HARTFORD LIFE SEPARATE ACCOUNT TWO ATTN UIT OPERATIONS 1 GRIFFIN RD N WINDSOR, CT 06095-1512	62.25%

AIG SUNAMERICA LIFE ASSURANCE COMPANY PO BOX 54299 LOS ANGELES, CA 90054-0299	28.20%

NATIONWIDE INSURANCE COMPANY NWVA9 C/O IPO PORTFOLIO ACCOUNTING PO BOX 182029 COLUMBUS, OH 43218-2029	9.55%

SPECIAL OPPORTUNITIES EQUITY VIF
HARTFORD LIFE SEPARATE ACCOUNT TWO ATTN UIT OPERATIONS 1 GRIFFIN RD N WINDSOR, CT 06095-1512	62.49%

AIG SUNAMERICA LIFE ASSURANCE COMPANY PO BOX 54299 LOS ANGELES, CA 90054-0299	37.51%

TOTAL RETURN BOND VIF
HARTFORD LIFE SEPARATE ACCOUNT TWO ATTN UIT OPERATIONS 1 GRIFFIN RD N WINDSOR, CT 06095-1512	58.89%

AIG SUNAMERICA LIFE ASSURANCE COMPANY PO BOX 54299 LOS ANGELES, CA 90054-0299	41.11%

Individual Trustees are elected by the shareholders and, subject to removal by a majority of the Board of Trustees present at a meeting of the Trustees (a quorum being present), serve for a term lasting until the next meeting of shareholders at which Trustees are elected and until the election and qualification of his or her successor. Such meetings are not required to be held at any specific intervals. In accordance with current laws, it is anticipated that an insurance company issuing a Variable Contract that participates in the Funds will request voting instructions from variable contract owners and will vote shares or other voting interests in the Separate Account in proportion of the voting instructions received.
The Trust is registered with the SEC as a management investment company. Such registration does not involve supervision by the SEC of the management or policies of the Trust.
The Prospectuses and this SAI omit certain of the information contained in the Registration Statement filed with the SEC. Copies of such information may be obtained from the SEC upon payment of the prescribed fee.
The Prospectuses and this SAI are not an offering of the securities herein described in any state in which such offering may not lawfully be made. No salesman, dealer, or other person is authorized to give any information or make any representation other than those contained in the Prospectuses and this SAI.
FINANCIAL STATEMENTS
Audited financial statements as of December 31, 2009 are incorporated by reference to the Annual Report to shareholders, dated as of December 31, 2009, which has previously been sent to shareholders of each Fund pursuant to the 1940 Act and previously filed with the SEC. A copy of the Annual Report and the Funds’ latest Semi-Annual Report may be obtained without charge by contacting the Funds at P.O. Box 9762, Providence, Rhode Island 02940-9762 or by telephoning toll-free at (800) 228-1872.

APPENDIX A
DESCRIPTION OF BOND RATINGS
The nationally recognized statistical rating organizations (individually, an “NRSRO”) that may be utilized by the Funds with regard to portfolio investments for the Funds include, but are not limited to, Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Rating Services (“S&P”), Fitch, Inc. (“Fitch”), Dominion Bond Ratings Services (“DBRS”), Japan Credit Rating Agency, Ltd. (“JCR”), A.M. Best Company, Inc. (“Best’s”), and Rating and Investment Information, Inc. (“R&I”). Set forth below is a description of the relevant ratings of each such NRSRO. The NRSROs that may be utilized by the Funds and the description of each NRSRO’s ratings are as of the date of this SAI, and may subsequently change.
LONG — TERM DEBT RATINGS (may be assigned, for example, to corporate and municipal bonds)
Description of the six highest long-term obligation ratings by Moody’s (Moody’s applies numerical modifiers (1, 2, and 3) in each rating category to indicate the security’s ranking within the category. The modifier “1” indicates that the obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.):

Aaa	Bonds which are rated “Aaa” are judged to be of the highest quality with minimal credit risk.

Aa	Bonds which are rated “Aa” are judged to be of high quality and are subject to very low credit risk.

A	Bonds which are rated “A” are considered upper-medium-grade obligations and are subject to very low credit risk.

Baa	Bonds which are rated “Baa” are subject to moderate credit risk. They are considered as medium-grade obligations (i.e., they are neither highly protected nor poorly secured) and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.
Description of the six highest long-term issue credit ratings by S&P (S&P may apply a plus (+) or minus (-) sign to a particular rating classification to show relative standing within that classification.):

AAA	An obligation rated “AAA” has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated “AA” differs from the highest rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A	An obligation rated “A” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB	An obligation rated “BBB” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

Description of the six highest international long-term credit ratings by Fitch (Fitch may apply a plus (+) or minus (-) sign to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” rating category.):

AAA	Highest credit quality. “AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA	Very high credit quality. “AA” ratings denote expectation of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A	High credit quality. “A” ratings denote a low expectation of credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB	Good credit quality. “BBB” ratings indicate that there are currently expectations of low credit risk. The capacity for payment of financial commitments is considered adequate but adverse changes in circumstances and economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

BB	Speculative. ‘BB’ ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B	Highly speculative.
•	For issuers and performing obligations, ‘B’ ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

•	For individual obligations, may indicate distressed or defaulted obligations with potential for extremely high recoveries. Such obligations would possess a Recovery Rating of ‘RR1’ (outstanding).
Description of the six highest long-term debt rating categories by DBRS (“High” and “low” grades are used to indicate the relative standing of a credit within a particular rating category. The lack of one of these designations indicates a rating which is essentially in the middle of the category. “High” and “low” grades are not used for the AAA category.):

AAA	Long-term debt rated “AAA” is of the highest credit quality, with exceptionally strong protection for the timely repayment of principal and interest. Earnings are considered stable, the structure of the industry in which the entity operates is strong, and the outlook for future profitability is favorable. There are few qualifying factors present that would detract from the performance of the entity. The strength of liquidity and coverage ratios is unquestioned and the entity has established a credible track record of superior performance. Given the extremely high standards that DBRS has set for this category, few entities are able to achieve an “AAA” rating.

AA	Long-term debt rated “AA” is of superior credit quality, and protection of interest and principal is considered high. In many cases, they differ from long-term debt rated “AAA” only to a small degree. Given the extremely restrictive definitions which DBRS has for the “AAA” category, entities rated “AA” are also considered to be strong credits, typically exemplifying above-average strength in key areas of consideration and unlikely to be significantly affected by reasonably foreseeable events.

A	Long-term debt rated “A” is of satisfactory credit quality. Protection of interest and principal is still substantial, but the degree of strength is less than that of “AA” rated entities. While “A” is a respectable rating, entities in this category are considered to be more susceptible to adverse economic conditions and have greater cyclical tendencies than higher-rated companies.

BBB	Long-term debt rated “BBB” is of adequate credit quality. Protection of interest and principal is considered acceptable, but the entity is fairly susceptible to adverse changes in financial and economic conditions, or there may be other adverse conditions present which reduce the strength of the entity and its rated securities.

BB	Long-term debt rated BB is defined to be speculative and non-investment grade, where the degree of protection afforded interest and principal is uncertain, particularly during periods of economic recession. Entities in the BB range typically have limited access to capital markets and additional liquidity support. In many cases, deficiencies in critical mass, diversification, and competitive strength are additional negative considerations.

B	Long-term debt rated B is considered highly speculative and there is a reasonably high level of uncertainty as to the ability of the entity to pay interest and principal on a continuing basis in the future, especially in periods of economic recession or industry adversity.
Description of the six highest long-term debt ratings by JCR (A plus (+) or minus (-) sign may be added to certain rating symbols (including “AA” and “A”) to indicate relative standing within each of those rating categories.):

AAA	The highest level of capacity of the obligor to honor its financial commitment on the obligation.

AA	A very high level of capacity to honor the financial commitment on the obligation.

A	A high level of capacity to honor the financial commitment on the obligation.

BBB	An adequate level of capacity to honor the financial commitment on the obligation. However, this capacity is more likely to diminish in the future than in the cases of the higher rating categories.

BB	Although the level of capacity to honor the financial commitment on the obligation is not considered problematic at present, this capacity may not persist in the future.

B	A low level of capacity to honor the financial commitment on the obligation, having cause for concern.
Description of the six highest long-term debt ratings by Best’s (Certain ratings (including “aa” and “a”) may be enhanced with a plus (+) or minus (-) sign to indicate whether credit quality is near the top or bottom of a category. A rating can also be assigned an Under Reviewer modifier (“u”) that generally is event-driven and indicates that the company’s rating opinion is under review and may be subject to near-term change. Ratings prefixed with an (“i”) denote indicative ratings. Issuer Credit Ratings may also be assigned a Public Data modifier (“pd”) which indicates that a company does not subscribe to Best’s interactive rating process ):

aaa	Exceptional. Assigned to issues, where the issuer has, in Best’s opinion, an exceptional ability to meet the terms of the obligation.

aa	Very Strong. Assigned to issues, where the issuer has, in Best’s opinion, a very strong ability to meet the terms of obligation.

a	Strong. Assigned to issues, where the issuer has, in Best’s opinion, a strong ability to meet the terms of the obligation.

bbb	Adequate. Assigned to issues, where the issuer has, in Best’s opinion, an adequate ability to meet the terms of the obligation; however, the issue is more susceptible to changes in economic or other conditions.

bb	Speculative. Assigned to issues, where the issuer has, in Best’s opinion, speculative credit characteristics, generally due to a moderate margin of principal and interest payment protection and vulnerability to economic changes.

b	Very speculative. Assigned to issues, where the issuer has, in Best’s opinion, very speculative credit characteristics, generally due to a modest margin of principal and interest payment protection and extreme vulnerability to economic changes.
Description of the six highest long-term debt ratings by R&I (Plus (+) and minus (-) signs may be added to ratings symbols within a range from AA to CCC (which is not shown below) to indicate their relative standing within each category):

AAA	The highest credit quality. It is also accompanied by many other excellent factors.

AA	The credit quality is very high. It is also accompanied by excellent factors.

A	The credit quality is high. It is also accompanied by some excellent factors.

BBB	The credit quality is satisfactory, but there are factors that may be vulnerable to environmental changes.

BB	No urgent problem in the credit quality, but there are factors that are vulnerable to environmental changes and require full attention.

B	The credit quality has some problems, and there are factors that require a constant attention.
SHORT-TERM DEBT RATINGS (may be assigned, for example, to commercial paper, master demand notes, bank instruments, and letters of credit)
Moody’s description of its short-term debt ratings:
P-1 Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.
P-2 Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.
P-3 Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay of short-term obligations.
NP Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.
S&P’s description of its six highest short-term issue credit ratings:

A-1	A short-term obligation rated “A-1” is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2	A short-term obligation rated “A-2” is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3	A short-term obligation rated “A-3” exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B	A short-term obligation rated “’B” is regarded as having significant speculative characteristics. Ratings of “B-1”, “B-2”, and “B-3” may be assigned to indicate finer distinctions within the “B” category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1	A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2	A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.
Description of the six highest international short-term credit ratings by Fitch (Fitch may apply a plus (+) or minus (-) sign to a rating to denote relative status within major rating categories. Such suffixes are not added to short-term ratings other than “F1”.):

F1	Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2	Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3	Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B	Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near term adverse changes in financial and economic conditions.

C	High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D	Indicates an entity or sovereign that has defaulted on all of its financial obligations.
DBRS’ description of its six highest short-term debt ratings:

R-1	(high) Short-term debt rated “R-1 (high)” is of the highest credit quality, and indicates an entity possessing unquestioned ability to repay current liabilities as they fall due. Entities rated in this category normally maintain strong liquidity positions, conservative debt levels and profitability that is both stable and above average. Companies achieving an “R-1 (high)” rating are normally leaders in structurally sound industry segments with proven track records, sustainable positive future results and no substantial qualifying negative factors. Given the extremely tough definition DBRS has established for an “R-1 (high)”, few entities are strong enough to achieve this rating.

R-1	(middle) Short-term debt rated “R-1 (middle)” is of superior credit quality and, in most cases, ratings in this category differ from R-1 (high) credits by only a small degree. Given the extremely tough definition which DBRS has established for the “R-1 (high)” category, entities rated “R-1 (middle)” are also considered strong credits, and typically exemplify above average strength in key areas of consideration for the timely repayment of short-term liabilities.

R-1	(low) Short-term debt rated “R-1 (low)” is of satisfactory credit quality. The overall strength and outlook for key liquidity, debt and profitability ratios is not normally as favorable as with higher rating categories, but these considerations are still respectable. Any qualifying negative factors that exist are considered manageable, and the entity is normally of sufficient size to have some influence in its industry.

R-2	(high) Short-term debt rated “R-2 (high)” is considered to be at the upper end of adequate credit quality. The ability to repay obligations as they mature remains acceptable, although the overall strength and outlook for key liquidity, debt and profitability ratios is not as strong as credits rated in the “R-1 (low)” category. Relative to the latter category, other shortcomings often include areas such as stability, financial flexibility, and the relative size and market position of the entity within its industry.

R-2	(middle) Short-term debt rated R-2 (middle) is considered to be of adequate credit quality. Relative to the R-2 (high) category, entities rated R-2 (middle) typically have some combination of higher volatility, weaker debt or liquidity positions, lower future cash flow capabilities, or are negatively impacted by a weaker industry. Ratings in this category would be more vulnerable to adverse changes in financial and economic conditions.

R-2	(low) Short-term debt rated R-2 (low) is considered to be at the lower end of adequate credit quality, typically having some combination of challenges that are not acceptable for an R-2 (middle) credit. However, R-2 (low) ratings still display a level of credit strength that allows for a higher rating than the R-3 category, with this distinction often reflecting the issuer’s liquidity profile.
JCR’s description of its short-term debt ratings:

J-1	The highest level of capacity of the obligor to honor its short-term financial commitment on the obligation. Within this rating category, obligations for which the capacity is particularly high are indicated by the symbol “J-1+.”

J-2	The high level of capacity to honor the short-term financial commitment on the obligation, but slightly less than for category “J-1.”

J-3	An adequate level of capacity of the obligor to honor the short-term financial commitment on the obligation, but susceptible to adverse changes in circumstances.

NJ	The capacity of the obligor to honor the short-term financial commitment on the obligation is less than for the upper-ranking categories.

D	In default.

Best’s	description of its six highest short-term debt ratings (A rating can also be assigned an Under Reviewer modifier (“u”) that generally is event-driven and indicates that the company’s rating opinion is under review and Best’s Rating may be subject to near-term change. Ratings prefixed with an “i” denote indicative ratings.):

AMB-1+	Strongest. Assigned to issuers, where the issuer has, in Best’s opinion, the strongest ability to repay short-term debt obligations.

AMB-1	Outstanding. Assigned to issuers, where the issuer has, in Best’s opinion, an outstanding ability to repay short-term debt obligations.

AMB-2	Satisfactory. Assigned to issuers, where the issuer has, in Best’s opinion, a satisfactory ability to repay short-term debt obligations.

AMB-3	Adequate. Assigned to issues, where the issuer has, in Best’s opinion, an adequate ability to repay short-term debt obligations; however, adverse economic conditions will likely lead to a reduced capacity to meet its financial commitments on short-term debt obligations.

AMB-4	Speculative. Assigned to issues, where the issuer has, in Best’s opinion, speculative credit characteristics and is vulnerable to economic or other external changes, which could have a marked impact on the company’s ability to meet its commitments on short-term debt obligations.

d	In Default. In default on payment of principal, interest, or other terms and conditions. The rating is also utilized when a bankruptcy petition, or similar action, has been filed.

R&I’s description of its short-term debt ratings (The plus sign (+) may be added to ratings in the “a-1” rating to indicate an especially high degree of certainty regarding the repayment of short-term financial obligations):

a-1	A superior degree of certainty regarding the repayment of short-term financial obligation.

a-2	A strong degree of certainty regarding the repayment of short-term financial obligation, but there are some vulnerable factors compared to the rating of the upper grade.

a-3	An adequate degree of certainty regarding the repayment of short-term financial obligation, but there are factors that are vulnerable to environmental changes.

b	The degree of certainty regarding the repayment of short-term financial obligation is not equal to “a-rated” obligations, and there are concerning factors over the repayment.

c	The lowest rating. The repayment of short-term financial obligation is in default, or the possibility of default is extremely high.
SHORT-TERM LOAN/MUNICIPAL NOTE RATINGS
Moody’s description of its two highest short-term loan/municipal note ratings:

MIG1/VMIG 1	This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2/VMIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

APPENDIX B
PROXY VOTING POLICIES AND PROCEDURES
OF BB&T ASSET MANAGEMENT, INC.
Authorization to Vote Proxies
Each client whose account is assigned to a BB&T AM Investment Professional, when executing his or her Advisory Contract with BB&T AM, may select whether he or she wishes to be responsible for voting his or her proxies or whether he or she instead authorizes BB&T AM to vote proxies on behalf of the client. BB&T AM shall not cause to be voted the proxies of any client who indicates that he or she wishes to be responsible for voting his or her proxies. With respect to any BB&T AM client who has not executed an Advisory Contract with BB&T AM that includes a proxy voting selection provision, BB&T AM will cause the proxies of such client to be voted, until such time as the client instructs BB&T AM to the contrary or unless the client has otherwise arranged for their proxies to be delivered to them for voting.
BB&T AM may also cause to be voted the proxies for securities held by any BB&T Fund whose board of trustees has authorized BB&T AM to do so.
Proxies Will Be Voted in Accordance with the Clients’ Best Interests
It is BB&T AM’s policy that all proxies for clients’ securities be voted strictly in accordance with the best interests of the clients’ accounts. The key element underlying any evaluation of the interests of a client in a proposal, election, or issue presented to a shareholder vote is the effect, if any, the proposal, election, or issue could have on the current or future value of the investment.
In addition, whenever a BB&T Fund that is a feeder fund in a master-feeder arrangement (e.g., BB&T Equity Index Fund) is requested to vote on a matter with respect to the master fund, such feeder fund will either seek instructions from its shareholders with regard to the voting of proxies with respect to the master fund’s securities and vote such proxies only in accordance with such instructions, or vote the shares held by it in the same proportion as votes the master fund receives from other feeder funds.
Proxy Committee
With respect to clients’ securities (including BB&T Funds’ securities) for which BB&T AM has responsibility for voting proxies, the Proxy Committee of BB&T AM will monitor voting decisions, ensure proxies are submitted timely, and, as described below, make determinations regarding actual or potential conflicts of interests. The Proxy Committee may elect to engage (or terminate) the services of a third party provider to perform or assist with one or more of these functions. BB&T AM has engaged Institutional Shareholder Services (“ISS”) to monitor corporate actions, make voting recommendations, ensure proxies are submitted timely, and maintain the records as required.
To the extent that any investment officer (or other employee of asset management) reviews a given ISS recommendation and determines that the best interests of the BB&T AM clients who hold the security would likely be better served by rejecting the ISS recommendation, then they shall promptly notify the Proxy Committee, which shall then review the issue and determine, based on the principles set forth below, whether to accept or reject the ISS recommendation. If the Proxy Committee chooses to reject the ISS recommendation, it shall instruct ISS to vote the proxies accordingly and shall forward to the Director of Compliance originals or copies of all documents that memorialize the basis for the decision and all documents created by the Proxy Committee or by any other area or employee of BB&T AM that were material to making the decision.
Proxy Voting Determination Guidelines
As discussed above, BB&T AM has engaged ISS to make voting recommendations with respect to proxies for clients’ securities. BB&T AM accordingly relies on ISS’s voting policies and judgments, which BB&T AM has found to be sound and well regarded. Nevertheless, as also discussed above, BB&T AM reserves the right to reject any given ISS recommendation. In determining whether to reject an ISS recommendation, BB&T AM will be guided by the policy expressed above, and the following guidelines.

Generally, BB&T AM will support company managements which, in its opinion, have the intent and ability to maximize shareholder wealth over the long term. Long term shareholder value need not be sacrificed in favor of short term gains. Proposals that diminish the rights of shareholders or diminish management or board accountability to the shareholders will typically be opposed. However, reasonable measures that provide the board or management with flexibility for negotiation during unsolicited takeover attempts might be supported provided that such measures do not deter every potential acquisition. Likewise, compensation plans that appear excessive relative to comparable companies’ compensation packages and/or appear unreasonable in light of the performance of the issuer will typically be opposed. Matters involving social issues or corporate responsibility will be evaluated principally based on their likely impact on the economic value of the issuer.
Conflicts of Interests
In some circumstances, an issuer’s proxies may present an actual or potential conflict of interests between BB&T AM and a client account holding securities of the issuer. As explained above, it is BB&T AM’s policy that all proxies for a client’s securities be voted strictly in accordance with the best interests of the client’s account. Nevertheless, BB&T AM also employs additional safeguards in situations potentially involving a material conflict of interests.
At least annually, the Proxy Committee will compile, maintain, and update a list of issuers with which BB&T AM or its affiliates has such a relationship that proxies presented with respect to such issuers may give rise to a material conflict of interests. Examples may include issuers for which BB&T AM manages a pension or employee benefits plan, issuers for which BB&T AM manages an account for a senior officer or director, BB&T Corporation, or the BB&T Funds. To the extent that BB&T AM receives proxies from such issuers for clients who have authorized BB&T AM to vote their proxies, the Proxy Committee will examine the proxy solicitations and assess the potential conflict in order to determine what procedures to employ with respect to the proxy. Likewise, the Proxy Committee will make such an examination and determination with respect to other proxy solicitations that may give rise to a material conflict of interests, such as where BB&T AM or one or more of its senior managers or directors has a business or personal relationship with a proponent of a proxy proposal, a participant in a proxy contest, a corporate director, or a candidate for a directorship.
Depending on the circumstances, the Proxy Committee may:
(a) Determine that the ISS recommendation is in the best interest of the client and cause the proxies to be voted according to the ordinary guidelines and procedures provided by ISS; or
(b) Determine that the ISS recommendation is not in the best interest of the client and override the recommendation and vote the proxies accordingly; or
(c) Refer voting authority back to the client to vote the proxies.
Providing Information Regarding Proxy Voting Policies and Procedures
Upon opening any new client account, BB&T will provide the client with the Description of BB&T Asset Management’s Proxy Voting Policies and Procedures (“Description”), which shall be a concise summary of the policies and procedures, shall indicate that a copy of the full policies and procedures is available upon request, and shall include instructions for obtaining information regarding how a client’s proxies were voted. The Proxy Committee or its delegate shall be responsible for providing a copy of the full policies and procedures and of information regarding how a client’s proxies were voted to any client who so requests. The Proxy Committee or its delegate shall also forward to the Director of Compliance the client’s written request for information regarding how the client’s proxies were voted and a copy of BB&T AM’s written response to any such written or oral request.
Record-Keeping
The Director of Compliance shall maintain the following materials for five years in an easily accessible place (the first two years in BB&T AM’s home office):
(a) BB&T AM’s proxy voting policies and procedures;
(b) List of issuers that represent a potential or actual conflict of interest

(c) Proxy statements received regarding client securities
(d) Records of votes cast by BB&T AM (including by any third party provider, such as ISS, that BB&T AM has engaged to cast votes) on behalf of any client;
(e) Copies of all documents created by BB&T AM that were material to making a decision as to how to vote proxies on behalf of a client or that memorialize the basis for such a decision;
(f) Copies of all written client requests for information on how BB&T AM voted proxies on behalf of the client, and copies of all written responses by BB&T AM to any written or oral client request for information on how BB&T AM voted proxies on behalf of the client;
(g) All other documents received from the Proxy Committee in fulfilling their responsibilities. .
BB&T AM may satisfy requirements (b) and (c), above, by relying on a third party, such as ISS, to make and retain the relevant documents on BB&T AM’s behalf if BB&T AM first obtains an undertaking from the third party to provide a copy of the documents promptly upon request. BB&T AM also may satisfy the requirements of (b), above, by relying on obtaining a copy of a proxy statement from the SEC’s EDGAR system.

APPENDIX C

STERLING CAPITAL MANAGEMENT COMPLIANCE MANUAL	Section XI (A) Rev. 02-2007; 11-2007; 02/2008; 01/2009 Page 1 of 13
PROXY VOTING BY INVESTMENT ADVISERS, Rule 206(4)-6
SUMMARY OF REQUIREMENTS
On January 31, 2003, the U.S. Securities and Exchange Commission adopted a new rule and rule amendments under the Investment Advisers Act of 1940 that address an investment adviser’s fiduciary obligation to its clients when the advisor has authority to vote their proxies.
Proxy Voting Policies and Procedures
Under Rule 206(4)-6, each registered adviser that exercises proxy voting authority over client securities is required to:
Adopt and implement written policies and procedures reasonably designed to ensure that the adviser votes proxies in the best interests of its clients. The procedures must describe how the adviser addresses material conflicts that may arise between the interests of the adviser and its clients.
Disclose to clients how they may obtain information from the adviser about how the adviser voted their proxies; and
Describe their proxy voting policies and procedures to clients (on Form ADV or elsewhere) and, upon request, furnish a copy of the policies and procedures to the requesting client.
Recordkeeping — Rule 206(4)-6 and Rule 204-2 (The following documents must be maintained.)
The proxy voting policies and procedures.
Copies of proxy statements the adviser received for client securities. An adviser also can rely on the SEC’s EDGAR system to obtain a copy of the proxy.
A record of each vote the adviser cast on behalf of a client.
A copy of any document the adviser created that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision.
A copy of each written client request for information on how the adviser voted proxies on behalf of the client, and a copy of any written response by the adviser to any (written or oral) client request for that information on behalf of the requesting client.
Proxy voting books and records should be maintained in an easily accessible place for a period of five years, the first two years in an appropriate office of the adviser.
Mutual funds and other registered management investment companies are required to disclose each year how they vote proxies relating to portfolio securities they hold. No later than August 31st of each year, a mutual fund must file with the SEC a report known as Form N-PX, containing the fund’s proxy voting record for the most recent 12-month period ended June 30th.
The proxy rules are contained in the SEC release available at http://www.sec.gov/rules/final/ia-2106.htm.

I. PROXY VOTING PROCEDURES
A. New Account Information
The Senior Client Service Coordinator directs “new client” setup and communicates client instructions with the OPS/Proxy Administrator. The Coordinator delegates and oversees the delivery of the ADV Part II which describes Sterling’s proxy policies and procedures, and how to obtain information on how Sterling voted the clients’ proxies, as well as an offer to clients to provide the proxy policies and procedures upon written request.
B. Instructions to Bank/Broker Custodians
The Wrap Trader is responsible for setting up ProxyEdge for the wrap accounts and the OPS/Portfolio Administrator is responsible for the non-wrap portfolios. The custodian bank/broker is notified that all proxy voting materials should be forwarded to Sterling upon receipt unless client has other instructions. This notification typically occurs at the time the account is opened at the custodian.
C. Administrative Responsibilities for Proxy Voting
Catherine Casemyr delegates and oversees the proxy voting process to a person or pool of persons, known as Proxy Administrators, who in turn process and vote all proxies. Proxy materials are forwarded to Sterling’s third party proxy service, Broadridge’s (formerly ADP) ProxyEdge. The Proxy Administrator is responsible for checking with Broadridge for upcoming votes. Catherine Casemyr has ultimate responsibility for overseeing the processing and recordkeeping of the proxy voting.
(1)	Upon notification of an upcoming vote, the Proxy Administrator will create a file with the Portfolio Company name and meeting date on the tab. All proxies and related materials for this particular Portfolio Company will then be placed in this file until ready to be voted on.

(2)	The Proxy Administrator will look to see if the Portfolio Company is listed on the “Business Relationship List,” which is a listing of all companies with whom Sterling has a client or supplier relationship. (The firm’s Controller maintains the relationship list.) If the Portfolio Company is not listed on the Business Relationship List, then steps (3)-(8) below in this Section B are to be executed. If the Portfolio Company is listed on the Business Relationship List, then the Proxy Administrator will execute the process provided in Section C (Treatment of Sterling’s Conflicts of Interest) and steps (3)-(8) below in this Section B will not be executed.

(3)	The Proxy Administrator will then forward a copy of the proxy and an annual report to the appropriate member of the Proxy Committee for instructions, with a request to return by a specific date, along with the “Broadridge Proxy Ballot” to indicate votes. It will continue to be the Proxy Administrator’s responsibility to make sure all proxies are voted on time.

(4)	When the Proxy Committee member completes his/her review of the proxy statement, he/she will complete a “Broadridge Proxy Ballot” which instructs how to vote and briefly identifies reasons for voting against management, if applicable. This ballot will be given to the Proxy Administrator who will then vote the proxy.

(5)	Each proxy is then cross-referenced by the Proxy Administrator to make sure the shares we are voting on are the actual shares we own for that client.

(6)	All proxies received from the same company for all clients will be voted as the original without review by the Proxy Committee member unless specific client circumstances require otherwise.

(7)	After the proxy is voted, all Proxy Instruction Forms will be maintained in a separate file.

(8)	Catherine Casemyr (or a designee in Catherine’s absence) will review the voting records for each security to ensure that all shares owned are voted.

(9)	Copies of each proxy are kept in the above mentioned folder along with a copy of the annual report, the Broadridge Proxy Ballot, and other notes related to each company vote.
Catherine Casemyr (or a designee in Catherine’s absence) will provide proxy reports as specified by the client or upon request. BB&T coordinates annual Form N-PX filings informing fund shareholders how Sterling voted proxies of the shareholder’s fund(s) for the 12-month period ended June 30th.
D. Treatment of Sterling’s Conflicts of Interest
Occasionally, Sterling may have a material business relationship with a Portfolio Company that could create a conflict of interest with respect to the voting of a proxy for such Portfolio Company. The following procedures are designed to hand over the proxy voting responsibility to our clients in the event that such potential conflicts of interest arise in a particular proxy vote.
(1)	As noted in Section B (Administrative Responsibilities for Proxy Voting), upon receipt of proxy materials, the Proxy Administrator will determine if the Portfolio Company is listed on the Business Relationship List. If the Portfolio Company is listed on the Business Relationship List, then the Proxy Administrator will execute the process provided in steps (2)-(4) below in this Section C.

(2)	After determining that a Portfolio Company is listed on the Business Relationship List, the Proxy Administrator will give the proxy materials to Equity Analyst, Patrick Rau, who will determine if the proxy should be voted by our clients. If (1) the relationship is not material or (2) if the issue to be voted on is not a “case-by-case” issue as provided in Part III of this document (Proxy Voting Guidelines), then Mr. Rau will return the proxy materials to the Proxy Administrator, who will then follow the normal proxy voting procedures in Section B (Administrative Responsibilities for Proxy Voting), steps (3)-(8).

(3)	If (1) the relationship is material and (2) if the issue to be voted on is a “case-by-case” issue as provided in Part III of this document (Proxy Voting Guidelines), then the Equity Analyst will return the proxy materials to the Proxy Administrator, who will then mail the proxy ballot to each client, along with a cover letter explaining the conflict of interest situation. The client will then vote its own proxy ballot and Sterling will not have any involvement in the voting of that ballot. The Proxy Administrator will make an entry in the proxy voting database that indicates that the particular proxy ballot in question was voted by the client due to a conflict of interest with a Sterling business relationship.

(4)	For purposes of determining materiality, a relationship is “material” if it represents at least 1% of Sterling’s revenues in the case of a client relationship and at least 1% of Sterling’s expenses in the case of a supplier relationship.
E. Treatment of Personal Conflicts of Interest
From time to time, individuals on the Proxy Committee may have personal relationships with people connected to the Portfolio Company, including (a) individual members of the board of directors, (b) candidates for the board of directors, (c) proponents of proxy proposals, and (d) participants in proxy contests. Such relationships could create a conflict of interest with respect to the voting of a proxy. The following procedures are designed to hand over the proxy voting responsibility to a different member of the Proxy Committee in the event that such conflicts of interest arise in a particular proxy vote.
(1)	Upon receiving proxy materials from the Proxy Administrator, the member of the Proxy Committee who receives such materials shall determine whether a personal relationship exists between such member and the following people connected with the Portfolio Company: (a) individual members of the board of directors, (b) candidates for the board of directors, (c) proponents of proxy proposals, and (d) participants in proxy contests. In the event that such a personal relationship exists, the Proxy Committee member shall return the proxy materials to Equity Analyst, Patrick Rau, who shall deliver the materials to a different Proxy Committee member for voting.

II. THE PROXY COMMITTEE
The Proxy Committee has ultimate responsibility and oversight of Sterling’s proxy policies and procedures. The Committee has delegated the responsibility of overseeing the proxy voting process and recordkeeping to Catherine Casemyr. The firm’s Controller, Jason Brown, is responsible for maintaining the Business Relationship List. Sterling’s proxy voting guidelines are reviewed at least annually by the Proxy Committee.
The members of the Proxy Committee are Brian Walton, Ed Brea, Bob Bridges, Tim Beyer, Patrick Rau, Lee Houser, and Mary Weeks Fountain, any of whom may act on a proxy issue. Tom Clapp is the advisory member and may substitute as necessary.
III. PROXY VOTING GUIDELINES
Sterling votes proxies for securities that are traded on U.S. Exchanges. Sterling has adopted and implemented written proxy policies and procedures reasonably designed to ensure that proxies are voted solely in the interests of plan participants and beneficiaries and for the exclusive purpose of providing economic benefits to them. The policy includes procedures to resolve material conflicts of interests that may arise between Sterling and its clients. The voting guidelines provide a general framework for voting recurring proposals while unique proposals are reviewed case-by-case. In general, Sterling votes “for” those proposals that more closely link the fortunes of employees and management to the performance of the corporation’s stock and/or aid in accountability to shareholders. Proxy proposals that serve to entrench management or reduce management’s accountability to shareholders are typically voted “against”. Clients may obtain a copy of Sterling’s proxy policies and procedures and/or a report summarizing how the client’s securities were voted by contacting Chief Compliance Officer, Ken Cotner at kcotner@sterling-capital.com. The following guidelines have been established to assist the members of the Proxy Committee in evaluating relevant facts and circumstances which will enable Sterling to vote in a manner consistent with its fiduciary responsibility.
ROUTINE MANAGEMENT PROPOSALS

Election of Directors	Case by Case
We believe that the structure and functioning of its board of directors are critical to the economic success of every company therefore treat board related issues in a separate section, below.

Appointment of Auditors	Approve

Fix Auditor Remuneration	Approve

Approval of Audited Financial Statements	Approve

Set/Eliminate Dividends	Approve

Grant Board Authority to Repurchase Shares	Approve

Approve Stock Splits or Reverse Stock Splits	Approve

Change Name of Corporation	Approve
Eliminate Preemptive Rights
Preemptive rights give current shareholders the opportunity to maintain their current percentage ownership through any subsequent equity offerings. These provisions are no longer common in the U.S., and can restrict management’s ability to raise new capital.
We generally approve the elimination of preemptive rights, but will oppose the elimination of limited preemptive rights, e.g., on proposed issues representing more than an acceptable level of dilution.

Employee Stock Purchase Plan	Approve

Establish 401(k) Plan	Approve

BOARD OF DIRECTORS
We support measures which encourage and enable boards to fulfill their primary responsibility to represent the economic interests of shareholders. While we may take into consideration the specific needs of companies that are in early rapid growth phases, closely held, or in severe financial difficulties, we view strong independent boards as a key protection for shareholder value.

Election of Directors	Case by Case
We support management in most elections. However, we will withhold approval if the board gives evidence of acting contrary to the best economic interests of shareholders. We will also withhold approval of individual director/managers whose remuneration appears to be blatantly excessive and exploitative of the shareholders.

Majority Voting	Approve
Many companies require directors to receive only a plurality of votes. This procedure allows directors to remain on the board even when the majority of votes are withheld. We believe directors should garner at least a majority of the votes in order to serve on the company’s board.

Supermajority	Oppose
A supermajority vote is a requirement for a proposal to gain a specified level or type of support which exceeds a simple majority in order to have effect. Supermajority provisions are most frequently used in conjunction with other anti-takeover corporate changes to the articles of incorporation and generally used by insiders to control the acceptance or rejection of mergers and acquisitions.

Classified Board of Directors/Staggered Terms	Oppose
A classified board of directors is one that is divided generally into three classes, each of which is elected for a three-year term, but on a staggered schedule. At each annual meeting therefore, one-third of the directors would be subject to reelection.
Our belief is that all directors should be subject to reelection on an annual basis to discourage entrenchment, and we will most frequently vote against classification and for management and shareholder proposals to eliminate classification of the board.
Occasionally, proposals to classify a board of directors will contain a clause stipulating that directors may be removed only for cause. We will oppose these proposals.

Confidential Voting	Approve
Confidential voting is most often proposed by shareholders as a means of eliminating undue management pressure on shareholders regarding their vote on proxy issues.

Cumulative Voting for Directors	Case by Case
Cumulative voting allocates one vote for each share of stock held times the number of directors subject to election. A shareholder may cumulate his/her votes and cast all of them in favor of a single candidate, or split them among any combination of candidates. Cumulative voting enables minority shareholders to secure board representation.
We generally support cumulative voting proposals. However, we may withhold approval of proposals that further the candidacy of minority shareholders whose interests do not coincide with our fiduciary responsibility.

Director Compensation	Case by Case
We believe that compensation for independent outside directors should be structured to align the interests of the directors with those of shareholders, whom they have been elected to represent. To this end, we have a preference toward compensation packages which are based on the company’s performance and which include stock and stock options.

Independent Board Committees	Approve
We believe that a board’s nominating, compensation and audit committees should consist entirely of independent outside directors in order to avoid conflict of interests. We will therefore normally approve reasonable shareholder proposals to that effect; an example of an unreasonable request would be a case where a board consists of only two or three directors.

Majority Independent Board Composition	Approve
We will generally support shareholder proposals requesting that the board consist of majority independent outside directors, as we believe that an independent board faces fewer conflicts and is best prepared to protect shareholder interests.

Separation of Chairman and CEO Positions	Case by Case
We will support shareholder proposals requesting that the positions of chairman and CEO be separated if the board comprises less than a majority of independent directors.
CORPORATE GOVERNANCE

Adjourn Meeting to solicit Additional Votes	Oppose
Additional solicitation is costly and could result in coercive pressure on shareholders, who usually have sufficient information in the proxy materials to make an informed decision prior to the original meeting date.

Anti-Greenmail Provision	Approve

Eliminate Shareholders’ Right to Call Special Meeting	Oppose

Increase in Authorized Shares	Case by Case
We approve proposals for increases of up to 100%. We will consider a larger increases if a need is demonstrated. We may apply a stricter standard if the company has no stated use for the additional shares and/or has previously authorized shares still available for issue. Additionally, proposals which include shares with unequal voting rights may warrant opposition.

Indemnification of Directors and Officers	Approve
We support the protection of directors and officers against frivolous and potentially ruinous legal actions, in the belief that failure to do so might severely limit a company’s ability to attract and retain competent leadership. We will support proposals to provide indemnification which is limited to coverage of legal expenses.

Liability Insurance of Directors and Officers	Approve
Proposals regarding liability insurance for directors and officers often appear separately from indemnification proposals. We will generally support insurance against liability for acts committed in an individual’s capacity as a director or officer of a company. However, we withhold approval of proposals which cover breaches of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or knowing violation of law, willful or negligent conduct in connection with the payment of an unlawful dividend, or any transaction from which the director derived an improper personal benefit.

Prohibit Shareholder Action Outside Meetings	Oppose

Reincorporate	Case by Case
Proposals to reincorporate in another state are most frequently motivated by considerations of anti-takeover protections or cost savings. Where cost savings are the sole issue, we will favor reincorporation.
In cases where there are significant differences in anti-takeover protections, we will vote in favor of reincorporation only if shareholder discretion is not diminished by the change. As state corporation laws are continuously evolving, such determination requires case by case analysis.

Change of Location of Corporate Headquarters	Case by Case
Changes in location of headquarters must have clear economic benefits. Changing the physical location of headquarters to meet the personal geographic or lifestyle preferences of senior executives will be opposed.

Require more than simple majority vote to pass proposals.	Oppose
ANTI-TAKEOVER

Blank Check Preferred	Case by Case
These proposals are for authorization of a class of preferred stock in which voting rights are not established in advance, but are left to the discretion of the board of directors on a when issued basis. The authority is generally viewed as affording the board the ability to place a block of stock with an investor sympathetic to management, thereby foiling a takeover bid without reference to a shareholder vote. However, in some cases it may be used to provide management with the flexibility to consummate beneficial acquisitions, combinations or financings.

We oppose blank check preferred proposals as a transfer of authority from shareholders to the board and a possible entrenchment device. However, if there are few or no other anti-takeover measures on the books and the company appears to have a legitimate financing motive for requesting the authority, or has used blank check preferred stock for past financings, we will approve the proposal.

Differential Voting Power	Oppose
Authorize a class of common having superior voting rights over the existing common or entitled to elect a majority of the board.

Poison Pill Plans	Oppose
Also known as “shareholder rights plans,” involve call options to purchase securities in a target firm on favorable terms. The options are exercisable only under certain circumstances, usually hostile tender offers. These plans are not subject to shareholder vote. However, the shares required to fund the plan must be authorized. Since these shares are generally blank check preferred we oppose the plans.
Therefore, these proposals generally only appear on the proxy as shareholder proposals requesting that existing plans are put to a vote. The vote is non-binding. We vote in favor of shareholder proposals to rescind poison pills.
Our policy is to examine these plans individually. Most plans are opposed, however. We approve most plans which include a “permitted bid” feature. Permitted bid features have appeared in some Canadian poison pill plans. They require shareholder ratification of the pill, stipulate a sunset provision whereby the pill expires unless it is renewed and specify that an all cash bid for all shares that includes a fairness opinion and evidence of financing does not trigger the pill, but forces a special meeting at which the offer is put to a shareholder vote.

Stakeholder Provision	Oppose
Stakeholder provisions introduce the concept that the board may consider the interests of constituencies other than shareholders in the evaluation of takeover offers.
We believe that this concept is inconsistent with public ownership of corporations.
MANAGEMENT COMPENSATION

Golden Parachutes	Case by Case
Golden parachutes provide for compensation to management in the event of a change in control. We view this as encouragement to management to consider proposals which might be beneficial to shareholders, but we are very sensitive to excess or abuse.

Pay-for-Performance Plans	Approve
The Omnibus Budget Reconciliation Act requires companies to link executive compensation exceeding $1 million to preset performance goals and submit the plans for shareholder approval in order for such compensation to qualify for federal tax deductions. The law further requires that such plans be administered by a compensation committee comprised solely of outside directors. Because the primary objective of such proposals is to preserve the deductibility of such compensation, we are biased toward approval in order to preserve net income. However, proposals which authorize excessive dilution or provide executives extraordinary windfalls will be opposed. Moreover, when an objectionable plan is coupled with poor performance, we will consider withholding votes from compensation committee members.
OPTION PLANS
We support option plans which provide incentive to directors, managers and other employees by aligning their economic interests with those of the shareholders while limiting the transfer of wealth out of the company. Option plan evaluations are therefore based on the total cost to shareholders and give effect to the incentive aspects of the plan. We are wary of over-dilution or notinsignificant shareholder wealth transfer.
MERGERS, ASSET SALES & CAPITAL RESTRUCTURINGS
In reviewing merger and asset sale proposals, our primary concern is with the best economic interests of shareholders. This does not necessarily indicate that we will vote in favor of all proposals which provide a market premium relative to pre-announcement prices.

Due to the subjective nature of the value of individual proposals, transaction-specific characteristics or conditions may prevail. Factors affecting the voting decision will likely include transaction consideration relative to intrinsic value, strategic reason for transaction, board approval/transaction history, and financial advisors’ fairness opinions.
OTHER SHAREHOLDER PROPOSALS
For those shareholder-proposed issues that are not covered specifically elsewhere.

Shareholder Proposal Requesting a Yearly Report on Director Attendance at Meetings	Approve

Shareholder Proposal Requesting a Minimum Stock Ownership by Directors	Oppose

Shareholder Proposal to Compensate Directors in Stock	Approve
SOCIAL ISSUES
We receive proxies containing shareholder proposals which address social issues which are varied and tend to shift from year to year. However, our philosophy in reviewing social proposals is consistent; that is, we vote in all cases in the best economic interests of our clients.
ENVIRONMENTAL ISSUES

CERES Principles	Case by Case
The ‘CERES Principles’ is a ten-point code of corporate environmental conduct to be publicly endorsed by companies as an environmental mission statement or ethic. We will take into account the company’s current environmental disclosure beyond legal requirements, the company’s environmental performance record and the costs of membership and implementation.

Environmental Policy Disclosure	For
We support shareholder requests for reports disclosing the company’s environmental policies unless it already has well-documented environmental management systems that are available to the public.

Risk Assessment of Environmental Performance	Case by Case
We will take into account the feasibility of financially quantifying environmental factors; the company’s compliance with applicable legislation and/or environmental regulations; the cost of implementing improved standards and the current level of disclosure on environmental policies and initiatives.

Greenhouse Gas Emissions Disclosure	For
We support shareholder requests for reports on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company’s business.

Greenhouse Gas Emissions Reduction	Against
We support shareholder proposals calling for a reduction in greenhouse gas emissions by specified amounts or within a restrictive timeframe unless the company has been subject of recent significant fines or litigation resulting from greenhouse gas emissions.
PROXY VOTING FOR STERLING’S QUANTITATIVE PORTFOLIOS
Sterling manages its quantitative portfolios utilizing models that hold approximately 300-400 securities. Due the size of the assets, Sterling considers the proxy votes for the securities held in these portfolios to be of de minimus value. Given the cost in voting proxies for such a large number of holdings, Sterling believes the cost of voting these proxies outweighs any benefit or value that could be derived from voting. Therefore, Sterling does not vote proxies for securities held in the quantitative portfolios.
PROXY VOTING FOR NEW/TRANSFER-IN-KIND/WRAP ACCOUNTS
When Sterling takes over management of a portfolio, the existing securities in the portfolio are sold.

However, if the client was a shareholder of record on the execution date, Sterling may receive proxies for these securities. In these instances, Sterling will not vote such proxies. Proxies for companies that are no longer held in a client’s portfolio have no economic value. Sterling feels that the cost of voting these proxies outweighs any possible benefit to the client.
SECURITIES LENDING BY CLIENT
If a client lends securities, Sterling will vote the securities’ shares as reported to Broadridge by the client’s custodian.

PART C. OTHER INFORMATION
ITEM 28. Exhibits
(a)	Amended and Restated Agreement and Declaration of Trust dated June 2, 2007 is incorporated by reference to Exhibit (a) to Post-Effective Amendment No. 6 to the Registration Statement of the Registrant on Form N-1A (filed February 29, 2008).

(b)	Amended and Restated Bylaws dated April 23, 2007 are incorporated by reference to Exhibit (b) to Post-Effective Amendment No. 5 to the Registration Statement of the Registrant on Form N-1A (filed April 27, 2007).

(c)(1)	Article III, Article V, Article VIII, Section 4, and Article IX, Sections 1, 4, 5, and 7 of the Agreement and Declaration of Trust are incorporated by reference to Exhibit (a) to Post-Effective Amendment No. 6 to the Registration Statement of the Registrant on Form N-1A (filed February 29, 2008).

(c)(2)	Article 9, Article 10, Section 6, Article 11 of the Bylaws are incorporated by reference to Exhibit (b) to Post-Effective Amendment No. 5 to the Registration Statement of the Registrant on Form N-1A (filed April 27, 2007).

(d)(1)	Investment Advisory Agreement between Registrant and BB&T Asset Management, Inc. dated April 22, 2005 is filed herewith.

(i)	Revised Schedule A to Investment Advisory Agreement revised February 1, 2010 is incorporated by reference to Exhibit (d)(1)(i) to Post-Effective Amendment No. 10 to the Registration Statement of the Registrant on Form N-1A (filed February 26, 2010).

(d)(2)	Investment Sub-Advisory Agreement between BB&T Asset Management, Inc. and Scott and Stringfellow, LLC dated April 22, 2005 is filed herewith.

(d)(3)	Investment Sub-Advisory Agreement between BB&T Asset Management, Inc. and Sterling Capital Management LLC dated July 18, 2005 is filed herewith.

(e)	Not Applicable.

(f)	Not Applicable.

(g)(1)	Custody Agreement between Registrant and U.S. Bank N.A. dated August 31, 2006 is filed herewith.

(i)	Amendment to the Custody Agreement dated December 2, 2008 is incorporated by reference to Exhibit (g)(1)(i) to Post-Effective Amendment No. 8 to the Registration Statement of the Registrant on Form N-1A (filed February 27, 2009).

(ii)	Amendment to the Custody Agreement dated February 1, 2010 is filed herewith.

(h)(1)	Administration Agreement between Registrant and BB&T Asset Management, Inc. dated April 23, 2007 is filed herewith.

(i)	Amendment to Administration Agreement dated December 8, 2009 is incorporated by reference to Exhibit (h)(1)(i) to Post-Effective Amendment No. 10 to the Registration Statement of the Registrant on Form N-1A (filed February 26, 2010).

(h)(2)	Amended and Restated Fund Participation Agreement between Registrant, BB&T Asset Management, Inc. and Hartford Life Insurance Company dated May 1, 2005 is filed herewith.

(i)	Amendment and Joinder Agreement to Amended and Restated Fund Participation Agreement between Registrant, BB&T Asset Management, Inc. and Hartford Life Insurance Company dated May 1, 2008 is filed herewith.

(h)(3)	Fund Participation Agreement between Registrant, BB&T Asset Management, Inc. and AIG SunAmerica Life Assurance Company dated October 7, 2005 is filed herewith.

(h)(4)	Securities Lending Agreement between Registrant and Mellon Bank, N.A. dated June 5, 2008 is filed herewith.

(h)(5)	Sub-Administration Services Agreement between BB&T Asset Management, Inc. and PNC Global Investment Servicing (formerly PFPC Inc.) dated April 23, 2007 is incorporated by reference to Exhibit (h)(5) to Post-Effective Amendment No. 6 to the Registration Statement of the Registrant on Form N-1A (filed February 29, 2008).

(i)	Amendment to Sub-Administration Services Agreement dated January 1, 2010 is incorporated by reference to Exhibit (h)(5)(i) to Post-Effective Amendment No. 10 to the Registration Statement of the Registrant on Form N-1A (filed February 26, 2010).

(ii)	Amended and Restated Exhibit A to Sub-Administration Services Agreement dated February 1, 2010 is incorporated by reference to Exhibit (h)(5)(ii) to Post-Effective Amendment No. 10 to the Registration Statement of the Registrant on Form N-1A (filed February 26, 2010).

(h)(6)	Transfer Agency and Blue Sky Services Agreement between Registrant and PNC Global Investment Servicing (formerly PFPC Inc.) dated April 23, 2007 is incorporated by reference to Exhibit (h)(6) to Post-Effective Amendment No. 6 to the Registration Statement of the Registrant on Form N-1A (filed February 29, 2008).
(i)	Amendment to Transfer Agency and Blue Sky Services Agreement dated April 23, 2007 is incorporated by reference to Exhibit (h)(6)(i) to Post-Effective Amendment No. 7 to the Registration Statement of the Registrant on Form N-1A (filed April 21, 2008).

(ii)	AlbridgeCentral Amendment to Transfer Agency and Blue Sky Services Agreement dated September 1, 2009 is incorporated by reference to Exhibit (h)(6)(ii) to Post-Effective Amendment No. 10 to the Registration Statement of the Registrant on Form N-1A (filed February 26, 2010).

(iii)	Amendment to Transfer Agency and Blue Sky Services Agreement dated January 1, 2010 is incorporated by reference to Exhibit (h)(6)(iii) to Post-Effective Amendment No. 10 to the Registration Statement of the Registrant on Form N-1A (filed February 26, 2010).

(iv)	Amended and Restated Exhibit A to Transfer Agency and Blue Sky Services Agreement dated February 1, 2010 is incorporated by reference to Exhibit (h)(6)(iv) to Post-Effective Amendment No. 10 to the Registration Statement of the Registrant on Form N-1A (filed February 26, 2010).

(h)(7)	Accounting Services Agreement between Registrant and PNC Global Investment Servicing (formerly PFPC Inc.) dated April 23, 2007 is incorporated by reference to Exhibit (h)(7) to Post-Effective Amendment No. 6 to the Registration Statement of the Registrant on Form N-1A (filed February 29, 2008).

(i)	Amendment to Accounting Services Agreement dated January 1, 2010 is incorporated by reference to Exhibit (h)(7)(i) to Post-Effective Amendment No. 10 to the Registration Statement of the Registrant on Form N-1A (filed February 26, 2010).

(ii)	Amended and Restated Exhibit A to Accounting Services Agreement dated February 1, 2010 is incorporated by reference to Exhibit (h)(7)(ii) to Post-Effective Amendment No. 10 to the Registration Statement of the Registrant on Form N1-A (filed February 26, 2010).

(h)(8)	Compliance Support Services Agreement between Registrant and PNC Global Investment Servicing (formerly PFPC Inc.) dated April 23, 2007 is incorporated by reference to Exhibit (h)(8) to Post-Effective Amendment No. 6 to the Registration Statement of the Registrant on Form N-1A (filed February 29, 2008).

(i)	Amendment to Compliance Support Services Agreement dated January 1, 2010 is incorporated by reference to Exhibit (h)(8)(i) to Post-Effective Amendment No. 10 to the Registration Statement of the Registrant on Form N-1A (filed February 26, 2010).

(ii)	Amended and Restated Exhibit B to Compliance Support Services Agreement dated February 1, 2010 is incorporated by reference to Exhibit (h)(8)(ii) to Post-Effective Amendment No. 10 to the Registration Statement of the Registrant on Form N-1A (filed February 26, 2010).

(h)(9)	Participation Agreement between Registrant, BB&T Asset Management, Inc. and Nationwide Life Insurance Company dated March 5, 2007 is filed herewith.

(i)	First Amendment to Participation Agreement between Registrant, BB&T Asset Management, Inc. and Nationwide Financial Services, Inc. dated August 28, 2009 is filed herewith.

(i)	Opinion of Ropes & Gray LLP is filed herewith.

(j)(1)	Consent of Ropes & Gray LLP is filed herewith.

(2)	Consent of KPMG LLP is filed herewith.

(k)	Not applicable.

(l)	Form of Purchase Agreement is incorporated by reference to Exhibit (l) to Pre-Effective Amendment No. 1 to the Registration Statement of the Registrant on Form N-1A (filed February 14, 2005).

(m)	Not applicable.

(n)	Not applicable.

(p)(1)	Code of Ethics for BB&T Variable Insurance Funds dated November 8, 1994 and amended February 11, 2000 and February 27, 2007 is incorporated by reference to Exhibit (p)(1) to Post-Effective Amendment No. 6 to the Registration Statement of the Registrant on Form N-1A (filed February 29, 2008).

(p)(2)	Code of Ethics for BB&T Asset Management, Inc. is incorporated by reference to Exhibit (p)(2) to Post-Effective Amendment No. 8 to the Registration Statement of the Registrant on Form N-1A (filed February 27, 2009).

(p)(3)	Code of Ethics of Scott & Stringfellow, LLC is incorporated by reference to Exhibit (p)(3) to Post-Effective Amendment No. 8 to the Registration Statement of the Registrant on Form N-1A (filed February 27, 2009).

(p)(4)	Code of Ethics for Sterling Capital Management revised December 14, 2007, August 15, 2007 and August 21, 2007 is incorporated by reference to Exhibit (p)(4) to Post-Effective Amendment No. 6 to the Registration Statement of the Registrant on Form N-1A (filed February 29, 2008).
ITEM 29. Persons Controlled By or Under Common Control With Registrant.
     Not applicable.
ITEM 30. Indemnification
     Article VIII, Sections 1 and 2 of the Registrant’s Declaration of Trust provides as follows:
     “Trustees, Officers, etc.

Section 1. The Trust shall indemnify each of its Trustees and officers (including persons who serve at the Trust’s request as directors, officers or trustees of another organization in which the Trust has any interest as a shareholder, creditor or otherwise) (hereinafter referred to as a “Covered Person”) against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Covered Person in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which such Covered Person may be or may have been involved as a party or otherwise or with which such Covered Person may be or may have been threatened, while in office or thereafter, by reason of being or having been such a Covered Person except with respect to any matter as to which such Covered Person shall have been finally adjudicated in any such action, suit or other proceeding to be liable to the Trust or its Shareholders by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office. Expenses, including counsel fees so incurred by any such Covered Person (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), shall be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of such Covered Person to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized under this Article, provided, however, that either (a) such Covered Person shall have provided appropriate security for such undertaking, (b) the Trust shall be insured against losses arising from any such advance payments or (c) either a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter), or independent legal counsel in a written opinion, shall have determined, based upon a review of readily available facts (as opposed to a full trial type inquiry) that there is reason to believe that such Covered Person will be found entitled to indemnification under this Article.
Compromise Payment
Section 2. As to any matter disposed of (whether by a compromise payment, pursuant to a consent decree or otherwise) without an adjudication by a court, or by any other body before which the proceeding was brought, that such Covered Person either (a) did not act in good faith in the reasonable belief that his action was in the best interests of the Trust or (b) is liable to the Trust or its Shareholders by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, indemnification shall be provided if (a) approved as in the best interests of the Trust, after notice that it involved such indemnification, by at least a majority of the disinterested Trustees acting on the matter (provided that a majority of the disinterested Trustees then in office act on the matter) upon a determination, based upon a review of readily available facts (as opposed to a full trial type inquiry) that such Covered Person acted in good faith in the reasonable belief that his action was in the best interests of the Trust and is not liable to the Trust or its Shareholders by reasons of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office, or (b) there has been obtained an opinion in writing of independent legal counsel, based upon a review of readily available facts (as opposed to a full trial type inquiry) to the effect that such Covered Person appears to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust and that such indemnification would not protect such Person against any liability to the Trust to which he would otherwise be subject by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office. Any approval pursuant to this Section shall not prevent the recovery from any Covered Person of any amount paid to such Covered Person in accordance with this Section as indemnification if such Covered Person is subsequently adjudicated by a court of competent jurisdiction not to have acted in good faith in the reasonable belief that such Covered Person’s action was in the best interests of the Trust or to have been liable to the Trust or its Shareholders by reason of wilful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person’s office.”
Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers, and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a trustee, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such trustee, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.
The Trust maintains a directors and officers liability insurance policy. In addition, certain officers and the interested trustee are covered by BB&T Corporation’s directors and officers liability insurance policy.
ITEM 31. Business and Other Connections of Investment Adviser
BB&T Asset Management, Inc. (“BB&T Asset Management” or the “Adviser”) is the adviser for the all of the BB&T Variable Insurance Funds. BB&T Asset Management, located at 434 Fayetteville Street Mall, 5th Floor, Raleigh, North Carolina 27601, is a wholly-owned subsidiary of BB&T Corporation (“BB&T”), a financial holding company that is a North Carolina corporation, headquartered in Winston-Salem, North Carolina. As of December 31, 2009, BB&T Asset Management had approximately $17 billion in assets under management. Through its subsidiaries, BB&T operates more than 1,800 financial centers in the Carolinas, Virginia, West Virginia, Kentucky, Georgia, Tennessee, Maryland, Florida, Alabama, Indiana, Texas, Nevada and Washington, D.C.
In addition to general commercial, mortgage and retail banking services, BB&T also provides trust, investment, and retail and wholesale insurance services. BB&T has provided investment management services through its Trust and Investment Management Division since 1912. BB&T Asset Management employs an experienced staff of professional portfolio managers and traders who use a disciplined investment process that focuses on maximization of risk-adjusted investment returns. BB&T Asset Management and its predecessors have managed common and collective investment funds for its fiduciary accounts for more than 20 years.
To the knowledge of Registrant, none of the directors or officers of BB&T Asset Management is, or at any time during the last two fiscal years has been, engaged for his or her own account or in the capacity of director, officer, employee, partner, or trustee in any other business, profession, vocation or employment of a substantial nature (other than service in subsidiaries of BB&T).
Scott & Stringfellow, LLC (“Scott & Stringfellow” or the “Sub-Adviser”) serves as the sub-adviser to the Special Opportunities Equity VIF pursuant to a Sub-Advisory Agreement with BB&T Asset Management. Under the Sub-Advisory Agreement, Scott & Stringfellow manages the Fund, selects its investments, and places all orders for purchases and sales of the Fund’s securities, subject to the direction and supervision of the BB&T Funds’ Board of Trustees and the Adviser, any written guidelines adopted by the BB&T Fund’s Board of Trustees or the Adviser and furnished to Scott & Stringfellow, and in accordance with the Fund’s investment objective, policies and restrictions.
Scott & Stringfellow’s address is: 909 E. Main Street, Richmond, Virginia 23219. Scott & Stringfellow is a wholly owned subsidiary of BB&T and an affiliate of BB&T Asset Management. As of December 31, 2009 Scott & Stringfellow had over $20 billion in client funds. Founded in 1893, Scott & Stringfellow operates as a full-service regional brokerage and investment banking firm serving individual, institutional, corporate and municipal clients.
To the knowledge of registrant, none of the directors or officers of Scott & Stringfellow is, or at any time during the last two fiscal years has been, engaged for his or her own account or in the capacity of director, officer, employee, partner, or trustee in any other business, profession, vocation or employment of a substantial nature (other than service in subsidiaries of BB&T).
Sterling Capital Management LLC (“Sterling Capital”) serves as the sub-adviser to the Total Return Bond VIF pursuant to a Sub-Advisory Agreement with BB&T Asset Management. Under the Sub-Advisory Agreement, Sterling Capital manages the Fund, selects its investments and places all orders for purchases and sales of the Fund’s securities, subject to the direction and supervision of the BB&T Funds’ Board of Trustees and the Adviser, any written guidelines adopted by the BB&T Fund’s Board of Trustees or the Adviser and furnished to Sterling Capital, and in accordance with the Fund’s investment objective, policies and restrictions.
Sterling Capital’s address is: 4064 Colony Road, Suite 300, Charlotte, NC 28211. Sterling Capital was organized as a limited liability company on January 27, 2005. Sterling Capital, originally founded in 1970, is an affiliate of BB&T Asset Management because it is 70% owned by the parent of BB&T

Asset Management, BB&T. As of December 31, 2009, Sterling Capital had approximately $13.3 billion in assets under management.
Set forth below is information as to any other business, profession, vocation or employment of a substantial nature (other than service in subsidiaries of BB&T or in the Registrant) in which each director or senior officer of Sterling Capital is, or at any time during the last two fiscal years has been, engaged for his or her own account or in the capacity of director, officer, employee, partners, or trustee.

Other business, profession, vocation, or
Name and Position with Sterling Capital	employment during the last two fiscal years
Ed Brea, Managing Director and Equity Portfolio Manager	Board of Directors of Avatar

Robert Bridges, Director and Equity Analyst	Board of Directors of Bridges Investment Counsel, Inc.
The principal business address of Avatar Holdings, Inc. is 201 Alhambra Circle, Coral Gables, FL 33134.
The principal business address of Bridges Investment Counsel, Inc. is 8401 West Dodge Road, Omaha, NE 68114.
ITEM 32. Principal Underwriter
     Not Applicable.
ITEM 33. Location of Accounts and Records
     The accounts, books, and other documents required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940, as amended, and rules promulgated thereunder are in the possession of:
(1)	BB&T Variable Insurance Funds 434 Fayetteville Street Mall, Fifth Floor Raleigh, NC 27601 Attention: Secretary (Registrant)

(2)	BB&T Asset Management, Inc. 434 Fayetteville Street Mall, Fifth Floor Raleigh, NC 27601 Attention: Trust Investments (Investment Adviser and Administrator)

(3)	Scott & Stringfellow, LLC 909 E. Main Street Richmond, Virginia 23219 (Investment Sub-Adviser to the Special Opportunities Equity VIF)

(4)	Sterling Capital Management LLC Two Morrocroft Centre 4064 Colony Rd., Suite 300 Charlotte, NC 28211 (Investment Sub-Adviser to the Total Return Bond VIF)

(5)	U.S. Bank National Association 425 Walnut Street, M.L. CN-OH-W6TC Cincinnati, OH 45202 (Custodian)

(6)	Ropes & Gray LLP One Metro Center, 700 12th Street, N.W., Suite 900 Washington, D.C. 20005-3948 (Declaration of Trust, Bylaws, Minutes Book, Fund Agreements)

(7)	PNC Global Investment Servicing (U.S.) Inc. (formerly PFPC Inc.) 301 Bellevue Parkway Wilmington, Delaware 19809 (Fund Accountant, Transfer Agent, and Sub-Administrator)

(8)	Mellon Bank, NA 500 Ross Street, Suite 850 Pittsburg, PA 15262 (Securities Lending Agent)
ITEM 34. Management Services
     Not applicable.
ITEM 35. Undertakings
     (a) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant’s latest Annual Report to shareholders, upon request and without charge.

SIGNATURES
Pursuant to the requirements of the Securities Act of 1933, as amended (the “Securities Act”), and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement under Rule 485(b) under the Securities Act and has duly caused this Post-Effective Amendment No. 11 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Washington, District of Columbia on this 21st day of April 2010.
BB&T VARIABLE INSURANCE FUNDS
/s/ E.G. Purcell, III
*E.G. Purcell, III
President
Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment No. 11 has been signed below by the following persons in the capacities and on the dates indicated.

Signatures	Title	Date
/s/ E.G. Purcell, III *E.G. Purcell, III	President and Principal Executive Officer	April 21, 2010
/s/ James L. Roberts *James L. Roberts	Trustee	April 21, 2010
/s/ Thomas W. Lambeth *Thomas W. Lambeth	Trustee	April 21, 2010
/s/ Andrew J. McNally *Andrew J. McNally	Treasurer and Principal Financial Officer	April 21, 2010
/s/ Douglas R. Van Scoy *Douglas R. Van Scoy	Trustee	April 21, 2010
/s/ Drew T. Kagan *Drew T. Kagan	Trustee	April 21, 2010
/s/ Laura C. Bingham *Laura C. Bingham	Trustee	April 21, 2010
/s/ R. Lee Youngblood *R. Lee Youngblood	Trustee	April 21, 2010

By:	/s/ Alan G. Priest Alan G. Priest

*	By Alan G. Priest, Attorney-in-Fact, pursuant to powers of attorney filed herewith.

POWER OF ATTORNEY
          E.G. Purcell, III, whose signature appears below, does hereby constitute and appoint Alan G. Priest, Alyssa Albertelli, and Melissa S. Gainor, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable BB&T Variable Insurance Funds (the “Trust”), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (“Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments to the Trust’s Registration Statement on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.

Dated: February 20, 2009	/s/ E.G. Purcell, III
E.G. Purcell, III

POWER OF ATTORNEY
Andrew J. McNally, whose signature appears below, does hereby constitute and appoint Alan G. Priest, Alyssa Albertelli, Alexandra Oprescu and Melissa S. Gainor, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable BB&T Variable Insurance Funds (the “Trust”), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the “Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments to the Trust’s Registration Statement on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.

Dated: April 23, 2007	/s/ Andrew J. McNally
Andrew J. McNally

POWER OF ATTORNEY
Laura C. Bingham, whose signature appears below, does hereby constitute and appoint Alan G. Priest, Alyssa Albertelli and Monika Gupta, each individually, her true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable BB&T Variable Insurance Funds (the “Trust”), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the “Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments to the Trust’s Registration Statement on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.

Dated: April 27, 2005	/s/ Laura C. Bingham
Laura C. Bingham

POWER OF ATTORNEY
Drew T. Kagan, whose signature appears below, does hereby constitute and appoint Alan G. Priest, Alyssa Albertelli and Monika Gupta, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable BB&T Variable Insurance Funds (the “Trust”), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the “Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments to the Trust’s Registration Statement on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.

Dated: April 28, 2005	/s/ Drew T. Kagan
Drew T. Kagan

POWER OF ATTORNEY
Thomas Willis Lambeth, whose signature appears below, does hereby constitute and appoint Alan G. Priest, Alyssa Albertelli and Monika Gupta, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable BB&T Variable Insurance Funds (the “Trust”), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the “Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments to the Trust’s Registration Statement on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.

Dated: April 27, 2005	/s/ Thomas Willis Lambeth
Thomas Willis Lambeth

POWER OF ATTORNEY
Douglas Van Scoy, whose signature appears below, does hereby constitute and appoint Alan G. Priest, Alyssa Albertelli and Monika Gupta, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable BB&T Variable Insurance Funds (the “Trust”), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the “Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments to the Trust’s Registration Statement on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.

Dated: April 27, 2005	/s/ Douglas Van Scoy
Douglas Van Scoy

POWER OF ATTORNEY
James L. Roberts, whose signature appears below, does hereby constitute and appoint Alan G. Priest, Alyssa Albertelli and Monika Gupta, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable BB&T Variable Insurance Funds (the “Trust”), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (the “Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments to the Trust’s Registration Statement on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.

Dated: April 27, 2005	/s/ James L. Roberts
James L. Roberts

POWER OF ATTORNEY
R. Lee Youngblood, whose signature appears below, does hereby constitute and appoint Alan G. Priest, Alyssa Albertelli, and Melissa S. Gainor, each individually, his true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable BB&T Funds and BB&T Variable Insurance Funds (the “Trust”), to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended (“Acts”), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of any and all amendments to the Trust’s Registration Statement on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as a trustee and/or officer of the Trust any and all such amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue thereof.

Dated: January 7, 2009	/s/ R. Lee Youngblood
R. Lee Youngblood

EXHIBIT INDEX

(d)(1)	Investment Advisory Agreement between Registrant and BB&T Asset Management, Inc. dated April 22, 2005

(d)(2)	Investment Sub-Advisory Agreement between BB&T Asset Management, Inc. and Scott and Stringfellow, LLC dated April 22, 2005

(d)(3)	Investment Sub-Advisory Agreement between BB&T Asset Management, Inc. and Sterling Capital Management LLC dated July 18, 2005

(g)(1)	Custody Agreement between Registrant and U.S. Bank N.A. dated August 31, 2006

(g)(1)(ii)	Amendment to the Custody Agreement dated February 1, 2010

(h)(1)	Administration Agreement between Registrant and BB&T Asset Management, Inc. dated April 23, 2007

(h)(2)	Amended and Restated Fund Participation Agreement between Registrant, BB&T Asset Management, Inc. and Hartford Life Insurance Company dated May 1, 2005

(h)(2)(i)	Amendment and Joinder Agreement to Amended and Restated Fund Participation Agreement between Registrant, BB&T Asset Management, Inc. and Hartford Life Insurance Company dated May 1, 2008

(h)(3)	Fund Participation Agreement between Registrant, BB&T Asset Management, Inc. and AIG SunAmerica Life Assurance Company dated October 7, 2005

(h)(4)	Securities Lending Agreement between Registrant and Mellon Bank, N.A. dated June 5, 2008

(h)(9)	Participation Agreement between Registrant, BB&T Asset Management, Inc. and Nationwide Life Insurance Company dated March 5, 2007

(h)(9)(i)	First Amendment to Participation Agreement between Registrant, BB&T Asset Management, Inc. and Nationwide Financial Services, Inc. dated August 28, 2009

(i)	Opinion of Ropes & Gray LLP

(j)(1)	Consent of Ropes & Gray LLP

(j)(2)	Consent of KPMG LLP